                                                                      Exhibit 99

                            Global Structured Finance

                              BoAMS 2004-K Group 1
                                    3-1 ARMs
                            Collateral Summary Report

1. General Pool Characteristics

Pool Size: $96,271,775.46
Loan Count: 188
Cut-off Date: 2004-11-01
Avg. Loan Balance: $512,083.91
Avg. Orig. Balance: $513,347.71
Accelerated Docs: 43.77%
W.A. FICO: 728
W.A. Orig. LTV: 72.20%
W.A. Cut-Off LTV: 72.10%
W.A. Gross Coupon: 4.840%
W.A. Net Coupon: 4.462%
W.A. Svcg Fee: 0.375%
W.A. Trustee Fee: 0.0035%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 3.40%
% over 100 COLTV: 0.00%
% with PMI: 3.40%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 22.29%
W.A. MI Adjusted COLTV: 71.42%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.62%

--------------------------------------------------------------------------------

2. Original Balance

---------------------------------
Original Balance          Percent
---------------------------------
$  250,001 - $  350,000     3.20%
---------------------------------
$  350,001 - $  450,000    29.17
---------------------------------
$  450,001 - $  550,000    26.54
---------------------------------
$  550,001 - $  650,000    18.71
---------------------------------
$  650,001 - $  750,000     8.13
---------------------------------
$  750,001 - $  850,000     4.94
---------------------------------
$  850,001 - $  950,000     4.64
---------------------------------

---------------------------------
$  950,001 - $1,050,000     2.04
---------------------------------
$1,150,001 - $1,250,000     1.24
---------------------------------
$1,350,001 - $1,450,000     1.40
---------------------------------
Total:                    100.00%
---------------------------------

Average: $513,347.71
Lowest: $334,800.00
Highest: $1,350,700.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

---------------------------------
Cut-Off Balance           Percent
---------------------------------
<= $250,000                 0.23%
---------------------------------
$  250,001 - $  350,000     3.20
---------------------------------
$  350,001 - $  450,000    28.94
---------------------------------
$  450,001 - $  550,000    26.54
---------------------------------
$  550,001 - $  650,000    18.71
---------------------------------
$  650,001 - $  750,000     8.13
---------------------------------
$  750,001 - $  850,000     4.94
---------------------------------
$  850,001 - $  950,000     4.64
---------------------------------
$  950,001 - $1,050,000     2.04
---------------------------------
$1,150,001 - $1,250,000     1.24
---------------------------------
$1,350,001 - $1,450,000     1.40
---------------------------------
Total:                    100.00%
---------------------------------

Average: $512,083.91
Lowest: $218,000.00
Highest: $1,350,700.00

--------------------------------------------------------------------------------

4. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

5. Coupon

-----------------------
Coupon          Percent
-----------------------
3.251 - 3.500     0.96%
-----------------------
3.751 - 4.000     1.00
-----------------------
4.001 - 4.250     2.88
-----------------------
4.251 - 4.500    14.14
-----------------------
4.501 - 4.750    28.27
-----------------------
4.751 - 5.000    31.42
-----------------------
5.001 - 5.250    13.58
-----------------------
5.251 - 5.500     5.34
-----------------------
5.501 - 5.750     0.47
-----------------------
5.751 - 6.000     1.92
-----------------------
Total:          100.00%
-----------------------

W.A.: 4.840%
Lowest: 3.500%
Highest: 6.000%

--------------------------------------------------------------------------------

6. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        5.67%
----------------------
750 - 799       30.14
----------------------
700 - 749       38.32
----------------------
650 - 699       17.48
----------------------
600 - 649        7.53
----------------------
Not Scored       0.86
----------------------
Total:         100.00%
----------------------

W.A.: 728
Lowest: 624
Highest: 837

--------------------------------------------------------------------------------

7. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             96.60%
-----------------------
RMIC              1.25
-----------------------
UGRIC             1.18
-----------------------
RGIC              0.50
-----------------------
TGIC              0.48
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

8. Product Type

----------------------------
Product Type         Percent
----------------------------
3/27 12 MO LIBOR      50.29%
----------------------------
3YR IO 12 MO LIBOR    49.71
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

9. Index

----------------
Index    Percent
----------------
12ML     100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

10. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Purchase               58.93%
-----------------------------
Refinance-Cashout      22.30
-----------------------------
Refinance-Rate/Term    18.77
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

11. Loan Type

------------------------------
Loan Type              Percent
------------------------------
Conventional w/ PMI      3.40%
------------------------------
Conventional w/o PMI    96.60
------------------------------
Total:                 100.00%
------------------------------

--------------------------------------------------------------------------------

12. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              65.30%
-----------------------
PUD Detach       22.29
-----------------------
Condo             9.55
-----------------------
PUD Attach        2.12
-----------------------
2-Family          0.74
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

13. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             85.87%
--------------------------
Secondary           11.35
--------------------------
Investor             2.78
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

14. Documentation

-----------------------
Documentation   Percent
-----------------------
Standard         56.23%
-----------------------
Rapid            30.71
-----------------------
Reduced          12.60
-----------------------
All Ready Home    0.45
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

15. State

-----------------------
State           Percent
-----------------------
California       60.98%
-----------------------
Florida           9.64
-----------------------
Massachusetts     2.96
-----------------------
Virginia          2.66
-----------------------
Illinois          2.18
-----------------------
Other            21.57
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

16. California

-----------------------------
California            Percent
-----------------------------
Northern California    57.83%
-----------------------------
Southern California    42.17
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

17. Zip Code

-------------------
Zip Code    Percent
-------------------
90265         2.62%
-------------------
94132         1.49
-------------------
95003         1.40
-------------------
34145         1.40
-------------------
60614         1.30
-------------------
Other        91.78
-------------------
Total:      100.00%
-------------------

--------------------------------------------------------------------------------

18. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

19. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                    99.58%
---------------------------
Y                     0.42
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

20. OLTV

-----------------------
OLTV            Percent
-----------------------
20.01 - 25.00     0.83%
-----------------------
30.01 - 35.00     0.48
-----------------------
35.01 - 40.00     1.53
-----------------------
40.01 - 45.00     1.62
-----------------------
45.01 - 50.00     2.52
-----------------------
50.01 - 55.00     5.01
-----------------------
55.01 - 60.00     3.60
-----------------------
60.01 - 65.00     7.48
-----------------------
65.01 - 70.00    10.68
-----------------------
70.01 - 75.00     8.38
-----------------------
75.01 - 80.00    54.47
-----------------------
80.01 - 85.00     0.87
-----------------------
85.01 - 90.00     2.11
-----------------------
90.01 - 95.00     0.42
-----------------------
Total:          100.00%
-----------------------

W.A.: 72.20%
Lowest: 24.24%
Highest: 95.00%

--------------------------------------------------------------------------------

21. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
20.01 - 25.00     0.83%
-----------------------
30.01 - 35.00     0.48
-----------------------
35.01 - 40.00     1.75
-----------------------
40.01 - 45.00     1.62
-----------------------
45.01 - 50.00     2.52
-----------------------
50.01 - 55.00     5.01
-----------------------
55.01 - 60.00     4.23
-----------------------
60.01 - 65.00     6.84
-----------------------
65.01 - 70.00    10.45
-----------------------
70.01 - 75.00     8.38
-----------------------
75.01 - 80.00    54.47
-----------------------
80.01 - 85.00     0.87
-----------------------
85.01 - 90.00     2.11
-----------------------
90.01 - 95.00     0.42
-----------------------
Total:          100.00%
-----------------------

W.A.: 72.10%
Lowest: 24.21%
Highest: 94.87%

--------------------------------------------------------------------------------

22. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

23. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                   100.00%

---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

24. Prepayment Penalty Term

---------------------------------
Prepayment Penalty Term   Percent
---------------------------------
0                         100.00%
---------------------------------
Total:                    100.00%
---------------------------------

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

--------------------------------------------------------------------------------

25. Prepayment Penalty

----------------------------
Prepayment Penalty   Percent
----------------------------
NONE                 100.00%
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

26. Original Term

-----------------------
Original Term   Percent
-----------------------
360             100.00%
-----------------------
Total:          100.00%
-----------------------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

27. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
355 - 360                100.00%
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 359.3 months
Lowest: 358 months
Highest: 360 months

--------------------------------------------------------------------------------

28. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  35.71%
-------------------------
1 - 6              64.29
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.7 months
Lowest: 0 months
Highest: 2 months

--------------------------------------------------------------------------------

29. Gross Margin

----------------------
Gross Margin   Percent
----------------------
2.250          100.00%
----------------------
Total:         100.00%
----------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

30. Initial Cap (ARMs)

Initial Cap (ARMs)   Percent
----------------------------
2.000                100.00%
----------------------------
Total:               100.00%
----------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

31. Periodic Cap (ARMs)

-----------------------------
Periodic Cap (ARMs)   Percent
-----------------------------
2.000                 100.00%
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

32. Maximum Rate (ARMs)

-----------------------------
Maximum Rate (ARMs)   Percent
-----------------------------
9.251 - 9.500           0.96%
-----------------------------
9.751 - 10.000          1.00
-----------------------------
10.001 - 10.250         2.88
-----------------------------
10.251 - 10.500        14.14
-----------------------------
10.501 - 10.750        28.27
-----------------------------
10.751 - 11.000        31.42
-----------------------------
11.001 - 11.250        13.58
-----------------------------
11.251 - 11.500         5.34
-----------------------------
11.501 - 11.750         0.47
-----------------------------
11.751 - 12.000         1.92
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 10.840%
Lowest: 9.500%
Highest: 12.000%

--------------------------------------------------------------------------------

33. Cutoff Rollterm

-------------------------
Cutoff Rollterm   Percent
-------------------------
31 - 36           100.00%
-------------------------
Total:            100.00%
-------------------------

W.A.: 35.3 months
Lowest: 34 months
Highest: 36 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-K Group 2
                                    5-1 ARMs
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $394,612,731.32
Loan Count: 814
Cut-off Date: 2004-11-01
Avg. Loan Balance: $484,782.23
Avg. Orig. Balance: $485,588.34
Accelerated Docs: 57.59%
W.A. FICO: 734
W.A. Orig. LTV: 72.14%
W.A. Cut-Off LTV: 72.08%
W.A. Gross Coupon: 5.063%
W.A. Net Coupon: 4.810%
W.A. Svcg Fee: 0.250%
W.A. Trustee Fee: 0.0035%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 2.82%
% over 100 COLTV: 0.00%
% with PMI: 2.82%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 24.81%
W.A. MI Adjusted COLTV: 71.45%
% Second Lien: 0.00%
% with Prepay Penalty: 4.67%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.83%

* FICO not available for 4 loans, or 0.5% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

---------------------------------
Original Balance          Percent
---------------------------------
<= $250,000                 1.79%
---------------------------------
$250,001 - $350,000         4.83
---------------------------------
$350,001 - $450,000        31.70
---------------------------------
$450,001 - $550,000        24.28
---------------------------------
$550,001 - $650,000        17.34
---------------------------------
$650,001 - $750,000         7.37
---------------------------------

---------------------------------
$750,001 - $850,000         2.65
---------------------------------
$850,001 - $950,000         3.00
---------------------------------
$950,001 - $1,050,000       3.75
---------------------------------
$1,050,001 - $1,150,000     0.84
---------------------------------
$1,150,001 - $1,250,000     0.63
---------------------------------
>=$1,250,001                1.81
---------------------------------
Total:                    100.00%
---------------------------------

Average: $485,588.34
Lowest: $70,150.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

---------------------------------
Cut-Off Balance           Percent
---------------------------------
<=$250,000                  1.81%
---------------------------------
$250,001 - $350,000         4.91
---------------------------------
$350,001 - $450,000        31.62
---------------------------------
$450,001 - $550,000        24.28
---------------------------------
$550,001 - $650,000        17.34
---------------------------------
$650,001 - $750,000         7.37
---------------------------------
$750,001 - $850,000         2.65
---------------------------------
$850,001 - $950,000         3.00
---------------------------------
$950,001 - $1,050,000       3.75
---------------------------------
$1,050,001 - $1,150,000     0.84
---------------------------------
$1,150,001 - $1,250,000     0.63
---------------------------------
>=$1,250,001                1.81
---------------------------------
Total:                    100.00%
---------------------------------

Average: $484,782.23
Lowest: $48,887.49
Highest: $1,500,000.00

--------------------------------------------------------------------------------

4. Lien Position

-----------------------
Lien Position   Percent
-----------------------

-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

5. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                    99.54%
---------------------------
Y                     0.46
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

6. Coupon

-----------------------
Coupon          Percent
-----------------------
3.251 - 3.500     0.17%
-----------------------
3.501 - 3.750     0.80
-----------------------
3.751 - 4.000     0.58
-----------------------
4.001 - 4.250     0.81
-----------------------
4.251 - 4.500     5.55
-----------------------
4.501 - 4.750    11.67
-----------------------
4.751 - 5.000    31.51
-----------------------
5.001 - 5.250    25.37
-----------------------
5.251 - 5.500    17.07
-----------------------
5.501 - 5.750     4.57
-----------------------
5.751 - 6.000     1.28
-----------------------
6.001 - 6.250     0.51
-----------------------
6.251 - 6.500     0.11
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.063%
Lowest: 3.500%
Highest: 6.375%

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        3.35%
----------------------
750 - 799       40.80
----------------------
700 - 749       31.25
----------------------
650 - 699       19.69
----------------------
600 - 649        4.43
----------------------
Not Scored       0.48
----------------------
Total:         100.00%
----------------------

W.A.: 734
Lowest: 620
Highest: 816

--------------------------------------------------------------------------------

8. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             97.18%
-----------------------
PMIC              0.90
-----------------------
RGIC              0.56
-----------------------
GEMIC             0.49
-----------------------
RMIC              0.39
-----------------------
UGRIC             0.36
-----------------------
MGIC              0.11
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Product Type

----------------------------
Product Type         Percent
----------------------------
5YR IO 12 MO LIBOR    65.79%
----------------------------
5/25 12 MO LIBOR      34.07
----------------------------
5/10 12 MO LIBOR       0.15
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

10. Index

----------------
Index    Percent
----------------
12ML     100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

11. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Purchase               56.72%
-----------------------------
Refinance-Rate/Term    25.93
-----------------------------
Refinance-Cashout      17.35
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

12. Loan Type

------------------------------
Loan Type              Percent
------------------------------
Conventional w/ PMI      2.89%
------------------------------
Conventional w/o PMI    97.11
------------------------------
Total:                 100.00%
------------------------------

--------------------------------------------------------------------------------

13. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              57.30%
-----------------------
PUD Detach       23.55
-----------------------
Condo            14.91
-----------------------
PUD Attach        2.06
-----------------------
2-Family          0.76
-----------------------
3-Family          0.70
-----------------------
Townhouse         0.39
-----------------------
Cooperative       0.21
-----------------------

-----------------------
4-Family          0.12
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

14. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             89.87%
--------------------------
Secondary            8.35
--------------------------
Investor             1.78
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

15. Documentation

------------------------
Documentation    Percent
------------------------
Standard          42.41%
------------------------
Rapid             36.51
------------------------
Reduced           20.88
------------------------
All Ready Home     0.20
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

16. State

--------------------
State        Percent
--------------------
California    58.45%
--------------------
Florida        7.08
--------------------
Virginia       4.91
--------------------
Maryland       3.15
--------------------
Illinois       2.85
--------------------
Other         23.56
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

17. California

-----------------------------
California            Percent
-----------------------------
Northern California    53.35%
-----------------------------
Southern California    46.65
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

18. Zip Code

------------------
Zip Code   Percent
------------------
94558        0.83%
------------------
92101        0.83
------------------
94403        0.77
------------------
92629        0.74
------------------
95762        0.73
------------------
Other       96.09
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

19. OLTV

-----------------------
OLTV            Percent
-----------------------
<= 20.00          0.23%
-----------------------
20.01 - 25.00     0.16
-----------------------
25.01 - 30.00     0.52
-----------------------
30.01 - 35.00     0.31
-----------------------
35.01 - 40.00     1.39
-----------------------
40.01 - 45.00     1.53
-----------------------
45.01 - 50.00     3.48
-----------------------
50.01 - 55.00     3.54
-----------------------
55.01 - 60.00     4.48
-----------------------
60.01 - 65.00     5.95
-----------------------
65.01 - 70.00    10.77
-----------------------
70.01 - 75.00    11.27
-----------------------

-----------------------
75.01 - 80.00    53.48
-----------------------
80.01 - 85.00     0.40
-----------------------
85.01 - 90.00     1.55
-----------------------
90.01 - 95.00     0.94
-----------------------
Total:          100.00%
-----------------------

W.A.: 72.14%
Lowest: 12.89%
Highest: 95.00%

--------------------------------------------------------------------------------

20. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
<= 20.00          0.24%
-----------------------
20.01 - 25.00     0.16
-----------------------
25.01 - 30.00     0.52
-----------------------
30.01 - 35.00     0.31
-----------------------
35.01 - 40.00     1.39
-----------------------
40.01 - 45.00     1.78
-----------------------
45.01 - 50.00     3.23
-----------------------
50.01 - 55.00     3.54
-----------------------
55.01 - 60.00     4.48
-----------------------
60.01 - 65.00     5.95
-----------------------
65.01 - 70.00    10.84
-----------------------
70.01 - 75.00    11.40
-----------------------
75.01 - 80.00    53.34
-----------------------
80.01 - 85.00     0.40
-----------------------
85.01 - 90.00     1.48
-----------------------
90.01 - 95.00     0.94
-----------------------
Total:          100.00%
-----------------------

W.A.: 72.08%
Lowest: 9.31%
Highest: 95.00%

--------------------------------------------------------------------------------

21. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

22. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                    99.98%
---------------------------
1                     0.02
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

23. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                   99.33%
--------------------------
Y                    0.67
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

24. Prepayment Penalty Term

---------------------------------
Prepayment Penalty Term   Percent
---------------------------------
0                          95.33%
---------------------------------
36                          4.67
---------------------------------
Total:                    100.00%
---------------------------------

W.A.: 1.7 months
Lowest: 0 months
Highest: 36 months

--------------------------------------------------------------------------------

25. Prepayment Penalty

----------------------------
Prepayment Penalty   Percent
----------------------------
2%ofPPAmnt>20%         4.67%
----------------------------
NONE                  95.33
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

26. Cutoff Rollterm

-------------------------
Cutoff Rollterm   Percent
-------------------------
55 - 60           100.00%
-------------------------
Total:            100.00%
-------------------------

W.A.: 59.2 months
Lowest: 55 months
Highest: 60 months

--------------------------------------------------------------------------------

27. Maximum Rate (ARMs)

-----------------------------
Maximum Rate (ARMs)   Percent
-----------------------------
8.251 - 8.500           0.17%
-----------------------------
8.501 - 8.750           0.80
-----------------------------
8.751 - 9.000           0.58
-----------------------------
9.001 - 9.250           0.81
-----------------------------
9.251 - 9.500           5.55
-----------------------------
9.501 - 9.750          11.67
-----------------------------
9.751 - 10.000         31.51
-----------------------------
10.001 - 10.250        25.37
-----------------------------
10.251 - 10.500        17.07
-----------------------------
10.501 - 10.750         4.57
-----------------------------
10.751 - 11.000         1.28
-----------------------------
11.001 - 11.250         0.51
-----------------------------
11.251 - 11.500         0.11
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 10.063%
Lowest: 8.500%
Highest: 11.375%

--------------------------------------------------------------------------------

28. Original Term

-----------------------
Original Term   Percent
-----------------------
180               0.15%
-----------------------
360              99.85
-----------------------
Total:          100.00%
-----------------------

W.A.: 359.7 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

29. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
175 - 180                  0.15%
--------------------------------
355 - 360                 99.85
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 358.9 months
Lowest: 179 months
Highest: 360 months

--------------------------------------------------------------------------------

30. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  26.33%
-------------------------
1 - 6              73.67
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.8 months
Lowest: 0 months
Highest: 5 months

--------------------------------------------------------------------------------

31. Gross Margin

----------------------
Gross Margin   Percent
----------------------
2.250          100.00%
----------------------
Total:         100.00%
----------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

32. Initial Cap (ARMs)

----------------------------
Initial Cap (ARMs)   Percent
----------------------------
5.000                100.00%
----------------------------
Total:               100.00%
----------------------------

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

--------------------------------------------------------------------------------

33. Periodic Cap (ARMs)

-----------------------------
Periodic Cap (ARMs)   Percent
-----------------------------
2.000                 100.00%
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-K Group 3
                                    7-1 ARMs
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $59,437,004.63
Loan Count: 110
Cut-off Date: 2004-11-01
Avg. Loan Balance: $540,336.41
Avg. Orig. Balance: $540,619.07
Accelerated Docs: 57.62%
W.A. FICO*: 737
W.A. Orig. LTV: 71.29%
W.A. Cut-Off LTV: 71.26%
W.A. Gross Coupon: 5.434%
W.A. Net Coupon: 5.180%
W.A. Svcg Fee: 0.250%
W.A. Trustee Fee: 0.0035%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 0.00%
% over 100 COLTV: 0.00%
% with PMI: 0.00%
% over 80 with PMI: 0.00%
W.A. MI Coverage: 0.00%
W.A. MI Adjusted COLTV: 71.26%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.42%

--------------------------------------------------------------------------------

2. Original Balance

---------------------------------
Original Balance          Percent
---------------------------------
$300,001 - $350,000         2.28%
---------------------------------
$350,001 - $400,000        14.03
---------------------------------
$400,001 - $450,000        17.39
---------------------------------
$450,001 - $500,000         7.27
---------------------------------
$500,001 - $550,000        10.57
---------------------------------
$550,001 - $600,000         5.86
---------------------------------
$600,001 - $650,000         8.53
---------------------------------

---------------------------------
$650,001 - $700,000         6.82
---------------------------------
$700,001 - $750,000         8.53
---------------------------------
$750,001 - $800,000         1.33
---------------------------------
$800,001 - $850,000         8.40
---------------------------------
$850,001 - $900,000         1.43
---------------------------------
$950,001 - $1,000,000       3.36
---------------------------------
$1,100,001 - $1,150,000     1.93
---------------------------------
$1,300,001 - $1,350,000     2.27
---------------------------------
Total:                    100.00%
---------------------------------

Average: $540,619.07
Lowest: $336,000.00
Highest: $1,350,000.00

3. Cut-Off Balance

---------------------------------
Cut-Off Balance           Percent
---------------------------------
$300,001 - $350,000         2.28%
---------------------------------
$350,001 - $400,000        14.03
---------------------------------
$400,001 - $450,000        17.39
---------------------------------
$450,001 - $500,000         7.27
---------------------------------
$500,001 - $550,000        10.57
---------------------------------
$550,001 - $600,000         5.86
---------------------------------
$600,001 - $650,000         8.53
---------------------------------
$650,001 - $700,000         6.82
---------------------------------
$700,001 - $750,000         8.53
---------------------------------
$750,001 - $800,000         1.33
---------------------------------
$800,001 - $850,000         8.40
---------------------------------
$850,001 - $900,000         1.43
---------------------------------
$950,001 - $1,000,000       3.36
---------------------------------
$1,100,001 - $1,150,000     1.93
---------------------------------
$1,300,001 - $1,350,000     2.27
---------------------------------
Total:                    100.00%
---------------------------------

Average: $540,336.41
Lowest: $336,000.00
Highest: $1,348,719.06

--------------------------------------------------------------------------------

4. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

5. Coupon

-----------------------
Coupon          Percent
-----------------------
4.001 - 4.250     1.01%
-----------------------
4.501 - 4.750     3.96
-----------------------
4.751 - 5.000     3.72
-----------------------
5.001 - 5.250    17.22
-----------------------
5.251 - 5.500    49.46
-----------------------
5.501 - 5.750    13.07
-----------------------
5.751 - 6.000     8.73
-----------------------
6.001 - 6.250     2.83
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.434%
Lowest: 4.250%
Highest: 6.250%

--------------------------------------------------------------------------------

6. Credit Score

-----------------------
Credit Score    Percent
-----------------------
800 - 849         2.82%
-----------------------
750 - 799        39.50
-----------------------
700 - 749        36.45
-----------------------
650 - 699        14.66
-----------------------
600 - 649         5.96
-----------------------
Not Scored        0.60
-----------------------
Total:          100.00%
-----------------------

W.A.: 737
Lowest: 621
Highest: 805

--------------------------------------------------------------------------------

7. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE            100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

8. Product Type

----------------------------
Product Type         Percent
----------------------------
7/23 12 MO LIBOR      56.47%
----------------------------
7YR IO 12 MO LIBOR    43.53
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

9. Index

----------------
Index    Percent
----------------
12ML     100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

10. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Purchase               57.09%
-----------------------------
Refinance-Rate/Term    25.89
-----------------------------
Refinance-Cashout      17.01
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

11. Loan Type

------------------------------
Loan Type              Percent
------------------------------
Conventional w/o PMI   100.00%
------------------------------
Total:                 100.00%
------------------------------

--------------------------------------------------------------------------------

12. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              64.52%
-----------------------
PUD Detach       26.02
-----------------------
Condo             4.83
-----------------------
PUD Attach        3.26
-----------------------
3-Family          1.37
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

13. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             88.22%
--------------------------
Secondary           11.78
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

14. Documentation

------------------------
Documentation    Percent
------------------------
Standard          42.38%
------------------------
Rapid             38.53
------------------------
Reduced           18.50
------------------------
All Ready Home     0.59
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

15. State

--------------------
State        Percent
--------------------
California    45.29%
--------------------
Florida        7.51
--------------------
Maryland       6.72
--------------------
Washington     5.58
--------------------
Illinois       4.88
--------------------
Other         30.02
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

16. California

-----------------------------
California            Percent
-----------------------------
Northern California    43.75%
-----------------------------
Southern California    56.25
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

17. Zip Code

------------------
Zip Code   Percent
------------------
92673        2.42%
------------------
84062        2.27
------------------
92692        1.93
------------------
33435        1.68
------------------
92504        1.68
------------------
Other       90.02
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

18. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

19. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                    98.74%
---------------------------
Y                     1.26
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

20. OLTV

-----------------------
OLTV            Percent
-----------------------
<= 20.00          1.68%
-----------------------
20.01 - 25.00     0.71
-----------------------
25.01 - 30.00     0.74
-----------------------
30.01 - 35.00     0.63
-----------------------
35.01 - 40.00     1.04
-----------------------
40.01 - 45.00     2.36
-----------------------
45.01 - 50.00     0.82
-----------------------
50.01 - 55.00     2.52
-----------------------
55.01 - 60.00     4.26
-----------------------
60.01 - 65.00     5.05
-----------------------
65.01 - 70.00     6.95
-----------------------
70.01 - 75.00    19.50
-----------------------
75.01 - 80.00    53.74
-----------------------
Total:          100.00%
-----------------------

W.A.: 71.29%
Lowest: 16.46%
Highest: 80.00%

--------------------------------------------------------------------------------

21. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
<= 20.00          1.68%
-----------------------
20.01 - 25.00     0.71
-----------------------
25.01 - 30.00     0.74
-----------------------
30.01 - 35.00     0.63
-----------------------
35.01 - 40.00     1.04
-----------------------
40.01 - 45.00     2.36
-----------------------
45.01 - 50.00     0.82
-----------------------
50.01 - 55.00     2.52
-----------------------
55.01 - 60.00     4.26
-----------------------
60.01 - 65.00     5.05
-----------------------
65.01 - 70.00     6.95
-----------------------
70.01 - 75.00    19.50
-----------------------
75.01 - 80.00    53.74
-----------------------
Total:          100.00%
-----------------------

W.A.: 71.26%
Lowest: 16.44%
Highest: 80.00%

--------------------------------------------------------------------------------

22. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

23. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------

---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

24. Prepayment Penalty Term

---------------------------------
Prepayment Penalty Term   Percent
---------------------------------
0                         100.00%
---------------------------------
Total:                    100.00%
---------------------------------

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

--------------------------------------------------------------------------------

25. Prepayment Penalty

----------------------------
Prepayment Penalty   Percent
----------------------------
NONE                 100.00%
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

26. Cutoff Rollterm

-------------------------
Cutoff Rollterm   Percent
-------------------------
79 - 84           100.00%
-------------------------
Total:            100.00%
-------------------------

W.A.: 83.3 months
Lowest: 82 months
Highest: 84 months

--------------------------------------------------------------------------------

27. Original Term

-----------------------
Original Term   Percent
-----------------------
360             100.00%
-----------------------
Total:          100.00%
-----------------------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

28. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
355 - 360                100.00%
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 359.3 months
Lowest: 358 months
Highest: 360 months

--------------------------------------------------------------------------------

29. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  34.53%
-------------------------
1 - 6              65.47
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.7 months
Lowest: 0 months
Highest: 2 months

--------------------------------------------------------------------------------

30. Gross Margin

----------------------
Gross Margin   Percent
----------------------
2.250          100.00%
----------------------
Total:         100.00%
----------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

31. Initial Cap (ARMs)

----------------------------
Initial Cap (ARMs)   Percent
----------------------------
5.000                100.00%
----------------------------
Total:               100.00%
----------------------------

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

--------------------------------------------------------------------------------

32. Periodic Cap (ARMs)

-----------------------------
Periodic Cap (ARMs)   Percent
-----------------------------
2.000                 100.00%
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

33. Maximum Rate (ARMs)

-----------------------------
Maximum Rate (ARMs)   Percent
-----------------------------
9.001 - 9.250           1.01%
-----------------------------
9.501 - 9.750           3.96
-----------------------------
9.751 - 10.000          3.72
-----------------------------
10.001 - 10.250        17.22
-----------------------------
10.251 - 10.500        49.46
-----------------------------
10.501 - 10.750        13.07
-----------------------------
10.751 - 11.000         8.73
-----------------------------
11.001 - 11.250         2.83
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 10.434%
Lowest: 9.250%
Highest: 11.250%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-K Group 4
                                    10-1 ARMs
                            Collateral Summary Report

--------------------------------------------------------------------------------
Pool Size: $59,199,740.00
Loan Count: 109
Cut-off Date: 2004-11-01
Avg. Loan Balance: $543,116.88
Avg. Orig. Balance: $543,281.28
Accelerated Docs: 61.11%
W.A. FICO: 742
W.A. Orig. LTV: 71.30%
W.A. Cut-Off LTV: 71.28%
W.A. Gross Coupon: 5.587%
W.A. Net Coupon: 5.334%
W.A. Svcg Fee: 0.250%
W.A. Trustee Fee: 0.0035%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 1.22%
% over 100 COLTV: 0.00%
% with PMI: 1.22%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 27.38%
W.A. MI Adjusted COLTV: 70.97%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.59%

--------------------------------------------------------------------------------

2. Original Balance

-------------------------------
Original Balance        Percent
-------------------------------
250,001 - 350,000         2.89%
-------------------------------
350,001 - 450,000        23.68
-------------------------------
450,001 - 550,000        22.68
-------------------------------
550,001 - 650,000        15.67
-------------------------------
650,001 - 750,000        22.35
-------------------------------
750,001 - 850,000         2.71
-------------------------------
850,001 - 950,000         3.03
-------------------------------
950,001 - 1,050,000       4.95
-------------------------------
1,150,001 - 1,250,000     2.02
-------------------------------

-------------------------------
Total:                  100.00%
-------------------------------

Average: $543,281.28
Lowest: $336,000.00
Highest: $1,200,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-------------------------------
Cut-Off Balance         Percent
-------------------------------
250,001 - 350,000         2.89%
-------------------------------
350,001 - 450,000        23.68
-------------------------------
450,001 - 550,000        22.68
-------------------------------
550,001 - 650,000        15.67
-------------------------------
650,001 - 750,000        22.35
-------------------------------
750,001 - 850,000         2.71
-------------------------------
850,001 - 950,000         3.03
-------------------------------
950,001 - 1,050,000       4.95
-------------------------------
1,150,001 - 1,250,000     2.02
-------------------------------
Total:                  100.00%
-------------------------------

Average: $543,116.88
Lowest: $335,262.75
Highest: $1,198,747.12

--------------------------------------------------------------------------------

4. Lien Position

------------------------
Lien Position    Percent
------------------------
1                100.00%
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

5. Coupon

-----------------------
Coupon          Percent
-----------------------
4.501 - 4.750     0.76%
-----------------------

-----------------------
4.751 - 5.000     7.60
-----------------------
5.001 - 5.250    10.42
-----------------------
5.251 - 5.500    23.83
-----------------------
5.501 - 5.750    34.94
-----------------------
5.751 - 6.000    17.59
-----------------------
6.001 - 6.250     2.32
-----------------------
6.251 - 6.500     2.52
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.587%
Lowest: 4.750%
Highest: 6.500%

--------------------------------------------------------------------------------

6. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        4.23%
----------------------
750 - 799       45.80
----------------------
700 - 749       31.46
----------------------
650 - 699       16.12
----------------------
600 - 649        2.39
----------------------
Total:         100.00%
----------------------

W.A.: 742
Lowest: 636
Highest: 809

--------------------------------------------------------------------------------

7. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             98.78%
-----------------------
RMIC              1.22
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

8. Product Type

-----------------------------
Product Type          Percent
-----------------------------
10YR IO 12 MO LIBOR    64.42%
-----------------------------
10/20 12 MO LIBOR      35.58
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

9. Index

----------------
Index    Percent
----------------
12ML     100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

10. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Refinance-Rate/Term    20.72%
-----------------------------
Refinance-Cashout      13.65
-----------------------------
Purchase               65.64
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

11. Loan Type

------------------------------
Loan Type              Percent
------------------------------
Conventional w/ PMI      1.22%
------------------------------
Conventional w/o PMI    98.78
------------------------------
Total:                 100.00%
------------------------------

--------------------------------------------------------------------------------

12. Property Type

-----------------------
Property Type   Percent
-----------------------

-----------------------
SFR              63.87%
-----------------------
PUD Detach       27.35
-----------------------
Condo             7.94
-----------------------
PUD Attach        0.84
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

13. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             90.42%
--------------------------
Secondary            8.55
--------------------------
Investor             1.03
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

14. Documentation

------------------------
Documentation    Percent
------------------------
Rapid             41.55%
------------------------
Standard          38.89
------------------------
Reduced           18.63
------------------------
All Ready Home     0.93
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

15. State

------------------------------
State                  Percent
------------------------------
California              44.30%
------------------------------
District of Columbia    11.57
------------------------------
Virginia                 9.68
------------------------------
Maryland                 6.21
------------------------------
Florida                  6.08
------------------------------

------------------------------
Other                   22.16
------------------------------
Total:                 100.00%
------------------------------

--------------------------------------------------------------------------------

16. California

-----------------------------
California            Percent
-----------------------------
Northern California    55.79%
-----------------------------
Southern California    44.21
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

17. Zip Code

------------------
Zip Code   Percent
------------------
91604        2.59%
------------------
20010        2.20
------------------
20015        2.09
------------------
94010        2.02
------------------
20005        1.83
------------------
Other       89.26
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

18. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

19. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------

---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

20. OLTV

-----------------------
OLTV            Percent
-----------------------
20.01 - 25.00     0.84%
-----------------------
30.01 - 35.00     1.60
-----------------------
35.01 - 40.00     2.23
-----------------------
40.01 - 45.00     1.57
-----------------------
45.01 - 50.00     2.09
-----------------------
50.01 - 55.00     3.64
-----------------------
55.01 - 60.00     2.85
-----------------------
60.01 - 65.00     9.37
-----------------------
65.01 - 70.00     9.44
-----------------------
70.01 - 75.00    13.49
-----------------------
75.01 - 80.00    51.67
-----------------------
85.01 - 90.00     0.64
-----------------------
90.01 - 95.00     0.58
-----------------------
Total:          100.00%
-----------------------

W.A.: 71.30%
Lowest: 21.10%
Highest: 95.00%

--------------------------------------------------------------------------------

21. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
20.01 - 25.00     0.84%
-----------------------
30.01 - 35.00     1.60
-----------------------
35.01 - 40.00     2.23
-----------------------
40.01 - 45.00     1.57
-----------------------
45.01 - 50.00     2.09
-----------------------
50.01 - 55.00     3.64
-----------------------

-----------------------
55.01 - 60.00     2.85
-----------------------
60.01 - 65.00     9.37
-----------------------
65.01 - 70.00     9.44
-----------------------
70.01 - 75.00    13.49
-----------------------
75.01 - 80.00    51.67
-----------------------
85.01 - 90.00     0.64
-----------------------
90.01 - 95.00     0.58
-----------------------
Total:          100.00%
-----------------------

W.A.: 71.28%
Lowest: 21.07%
Highest: 95.00%

--------------------------------------------------------------------------------

22. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

23. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

24. Prepayment Penalty Term

---------------------------------
Prepayment Penalty Term   Percent
---------------------------------
0                         100.00%
---------------------------------
Total:                    100.00%
---------------------------------

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

--------------------------------------------------------------------------------

25. Prepayment Penalty

----------------------------
Prepayment Penalty   Percent
----------------------------
NONE                 100.00%
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

26. Original Term

----------------------------
Original Term        Percent
----------------------------
360                  100.00%
----------------------------
Total:               100.00%
----------------------------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

27. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
355 - 360                100.00%
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 359.3 months
Lowest: 358 months
Highest: 360 months

--------------------------------------------------------------------------------

28. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  33.35%
-------------------------
1 - 6              66.65
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.7 months
Lowest: 0 months
Highest: 2 months

--------------------------------------------------------------------------------

29. Gross Margin

----------------------
Gross Margin   Percent
----------------------
2.250          100.00%
----------------------
Total:         100.00%
----------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

30. Initial Cap (ARMs)

----------------------------
Initial Cap (ARMs)   Percent
----------------------------
5.000                100.00%
----------------------------
Total:               100.00%
----------------------------

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

--------------------------------------------------------------------------------

31. Periodic Cap (ARMs)

-----------------------------
Periodic Cap (ARMs)   Percent
-----------------------------
2.000                 100.00%
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

32. Maximum Rate (ARMs)

-----------------------------
Maximum Rate (ARMs)   Percent
-----------------------------
9.501 - 9.750           0.76%
-----------------------------
9.751 - 10.000          7.60
-----------------------------
10.001 - 10.250        10.42
-----------------------------
10.251 - 10.500        23.83
-----------------------------
10.501 - 10.750        34.94
-----------------------------
10.751 - 11.000        17.59
-----------------------------
11.001 - 11.250         2.32
-----------------------------
11.251 - 11.500         2.52
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 10.587%
Lowest: 9.750%
Highest: 11.500%

--------------------------------------------------------------------------------

33. Cutoff Rollterm

-------------------------
Cutoff Rollterm   Percent
-------------------------
115 - 120         100.00%
-------------------------
Total:            100.00%
-------------------------

W.A.: 119.3 months
Lowest: 118 months
Highest: 120 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                  BoAMS 2004-K
                                 Total Combined
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $609,521,251.41
Loan Count: 1,221
Cut-off Date: 2004-11-01
Avg. Loan Balance: $499,198.40
Avg. Orig. Balance: $499,970.54
Accelerated Docs: 55.75%
W.A. FICO: 734
W.A. Orig. LTV: 71.99%
W.A. Cut-Off LTV: 71.93%
W.A. Gross Coupon: 5.115%
W.A. Net Coupon: 4.842%
W.A. Svcg Fee: 0.270%
W.A. Trustee Fee: 0.0035%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 2.48%
% over 100 COLTV: 0.00%
% with PMI: 2.48%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 24.39%
W.A. MI Adjusted COLTV: 71.38%
% Second Lien: 0.00%
% with Prepay Penalty: 3.02%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.74%

* FICO not available for 7 loans, or 0.5% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

---------------------------------
Original Balance          Percent
---------------------------------
<= $250,000                 1.16%
---------------------------------
$250,001 - $350,000         4.14
---------------------------------
$350,001 - $450,000        30.49
---------------------------------
$450,001 - $550,000        23.85
---------------------------------
$550,001 - $650,000        17.11
---------------------------------

---------------------------------
$650,001 - $750,000         9.72
---------------------------------
$750,001 - $850,000         3.71
---------------------------------
$850,001 - $950,000         3.11
---------------------------------
$950,001 - $1,050,000       3.56
---------------------------------
$1,050,001 - $1,150,000     0.73
---------------------------------
$1,150,001 - $1,250,000     0.80
---------------------------------
>= $1,250,001               1.61
---------------------------------
Total:                    100.00%
---------------------------------

Average: $499,970.54
Lowest: $70,150.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

---------------------------------
Cut-Off Balance           Percent
---------------------------------
<= $250,000                 1.20%
---------------------------------
$250,001 - $350,000         4.19
---------------------------------
$350,001 - $450,000        30.40
---------------------------------
$450,001 - $550,000        23.85
---------------------------------
$550,001 - $650,000        17.11
---------------------------------
$650,001 - $750,000         9.72
---------------------------------
$750,001 - $850,000         3.71
---------------------------------
$850,001 - $950,000         3.11
---------------------------------
$950,001 - $1,050,000       3.56
---------------------------------
$1,050,001 - $1,150,000     0.73
---------------------------------
$1,150,001 - $1,250,000     0.80
---------------------------------
>= $1,250,001               1.61
---------------------------------
Total:                    100.00%
---------------------------------

Average: $499,198.40
Lowest: $48,887.49
Highest: $1,500,000.00

--------------------------------------------------------------------------------

4. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

5. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                    99.51%
---------------------------
Y                     0.49
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

6. Loan Type

------------------------------
Loan Type              Percent
------------------------------
Conventional w/ PMI      2.53%
------------------------------
Conventional w/o PMI    97.47
------------------------------
Total:                 100.00%
------------------------------

--------------------------------------------------------------------------------

7. Coupon

-----------------------
Coupon          Percent
-----------------------
3.251 - 3.500     0.26%
-----------------------
3.501 - 3.750     0.52
-----------------------
3.751 - 4.000     0.53
-----------------------
4.001 - 4.250     1.08
-----------------------
4.251 - 4.500     5.83
-----------------------
4.501 - 4.750    12.48
-----------------------
4.751 - 5.000    26.46
-----------------------
5.001 - 5.250    21.26
-----------------------
5.251 - 5.500    19.03
-----------------------
5.501 - 5.750     7.70
-----------------------

-----------------------
5.751 - 6.000     3.69
-----------------------
6.001 - 6.250     0.83
-----------------------
6.251 - 6.500     0.32
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.115%
Lowest: 3.500%
Highest: 6.500%

--------------------------------------------------------------------------------

8. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        3.75%
----------------------
750 - 799       39.47
----------------------
700 - 749       32.89
----------------------
650 - 699       18.51
----------------------
600 - 649        4.87
----------------------
Not Scored       0.51
----------------------
Total:         100.00%
----------------------

W.A.: 734
Lowest: 620
Highest: 837

--------------------------------------------------------------------------------

9. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             97.52%
-----------------------
PMIC              0.58
-----------------------
RMIC              0.57
-----------------------
RGIC              0.44
-----------------------
UGRIC             0.42
-----------------------
GEMIC             0.32
-----------------------
TGIC              0.08
-----------------------
MGIC              0.07
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

10. Product Type

-----------------------------
Product Type          Percent
-----------------------------
10YR IO 12 MO LIBOR     6.26%
-----------------------------
10/20 12 MO LIBOR       3.46
-----------------------------
3YR IO 12 MO LIBOR      7.85
-----------------------------
3/27 12 MO LIBOR        7.94
-----------------------------
5YR IO 12 MO LIBOR     42.59
-----------------------------
5/10 12 MO LIBOR        0.09
-----------------------------
5/25 12 MO LIBOR       22.05
-----------------------------
7YR IO 12 MO LIBOR      4.25
-----------------------------
7/23 12 MO LIBOR        5.51
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

11. Index

----------------
Index    Percent
----------------
12ML     100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

12. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Purchase               57.97%
-----------------------------
Refinance-Rate/Term    24.29
-----------------------------
Refinance-Cashout      17.74
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

13. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                    99.99%
---------------------------
1                     0.01
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

14. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              59.91%
-----------------------
PUD Detach       23.96
-----------------------
Condo            12.40
-----------------------
PUD Attach        2.07
-----------------------
2-Family          0.61
-----------------------
3-Family          0.58
-----------------------
Townhouse         0.25
-----------------------
Cooperative       0.14
-----------------------
4-Family          0.08
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

15. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             89.13%
--------------------------
Secondary            9.18
--------------------------
Investor             1.69
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

16. Documentation

------------------------
Documentation    Percent
------------------------
Standard          44.25%
------------------------

------------------------
Rapid             36.28
------------------------
Reduced           19.12
------------------------
All Ready Home     0.35
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

17. State

--------------------
State        Percent
--------------------
California    56.19%
--------------------
Florida        7.43
--------------------
Virginia       4.82
--------------------
Maryland       3.56
--------------------
Illinois       2.79
--------------------
Other         25.21
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

18. California

-----------------------------
California            Percent
-----------------------------
Northern California    53.55%
-----------------------------
Southern California    46.45
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

19. Zip Code

------------------
Zip Code   Percent
------------------
60614        0.74%
------------------
92629        0.65
------------------
90265        0.64
------------------
94558        0.60
------------------
34145        0.60
------------------

------------------
Other       96.78
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

20. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                   99.57%
--------------------------
Y                    0.43
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

21. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

22. OLTV

--------------------------
OLTV               Percent
--------------------------
<= 20.00             0.31%
--------------------------
20.01 - 30.00        0.80
--------------------------
30.01 - 40.00        1.95
--------------------------
40.01 - 50.00        4.56
--------------------------
50.01 - 60.00        7.84
--------------------------
60.01 - 70.00       16.69
--------------------------
70.01 - 80.00       65.32
--------------------------
>= 80.01             2.53
--------------------------
Total:             100.00%
--------------------------

W.A.: 71.99%
Lowest: 12.89%
Highest: 95.00%

--------------------------------------------------------------------------------

23. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
<= 20.00          0.32%
-----------------------
20.01 - 30.00     0.80
-----------------------
30.01 - 40.00     1.98
-----------------------
40.01 - 50.00     4.56
-----------------------
50.01 - 60.00     7.94
-----------------------
60.01 - 70.00    16.60
-----------------------
70.01 - 80.00    65.31
-----------------------
>= 80.01          2.48
-----------------------
Total:          100.00%
-----------------------

W.A.: 71.93%
Lowest: 9.31%
Highest: 95.00%

--------------------------------------------------------------------------------

24. Prepayment Penalty Term

---------------------------------
Prepayment Penalty Term   Percent
---------------------------------
0                          96.98%
---------------------------------
36                          3.02
---------------------------------
Total:                    100.00%
---------------------------------

W.A.: 1.1 months
Lowest: 0 months
Highest: 36 months

--------------------------------------------------------------------------------

25. Prepayment Penalty

----------------------------
Prepayment Penalty   Percent
----------------------------
2% of PPAmnt>20%       3.02%
----------------------------
NONE                  96.98
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

26. Original Term

-----------------------
Original Term   Percent
-----------------------
180               0.09%
-----------------------
360              99.91
-----------------------
Total:          100.00%
-----------------------

W.A.: 359.8 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

27. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
240 or less                0.09%
--------------------------------
355 - 360                 99.91
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 359.1 months
Lowest: 179 months
Highest: 360 months

--------------------------------------------------------------------------------

28. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  29.29%
-------------------------
1 - 6              70.71
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.8 months
Lowest: 0 months
Highest: 5 months

--------------------------------------------------------------------------------

29. Gross Margin

----------------------
Gross Margin   Percent
----------------------
2.250          100.00%
----------------------
Total:         100.00%
----------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

30. Initial Cap (ARMs)

----------------------------
Initial Cap (ARMs)   Percent
----------------------------
2.000                 15.79%
----------------------------
5.000                 84.21
----------------------------
Total:               100.00%
----------------------------

W.A.: 4.526%
Lowest: 2.000%
Highest: 5.000%

--------------------------------------------------------------------------------

31. Periodic Cap (ARMs)

----------------------------
Periodic Cap (ARMs)  Percent
----------------------------
2.000                100.00%
----------------------------
Total:               100.00%
----------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

32. Maximum Rate (ARMs)

-----------------------------
Maximum Rate (ARMs)   Percent
-----------------------------
8.251 - 8.500           0.11%
-----------------------------
8.501 - 8.750           0.52
-----------------------------
8.751 - 9.000           0.38
-----------------------------
9.001 - 9.250           0.62
-----------------------------

-----------------------------
9.251 - 9.500           3.75
-----------------------------
9.501 - 9.750           8.01
-----------------------------
9.751 - 10.000         21.66
-----------------------------
10.001 - 10.250        19.57
-----------------------------
10.251 - 10.500        20.42
-----------------------------
10.501 - 10.750        12.09
-----------------------------
10.751 - 11.000         8.35
-----------------------------
11.001 - 11.250         2.98
-----------------------------
11.251 - 11.500         1.16
-----------------------------
11.501 - 11.750         0.07
-----------------------------
11.751 - 12.000         0.30
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 10.273%
Lowest: 8.500%
Highest: 12.000%

--------------------------------------------------------------------------------

33. Cutoff Rollterm

-------------------------
Cutoff Rollterm   Percent
-------------------------
31 - 36            15.79%
-------------------------
55 - 60            64.74
-------------------------
79 - 84             9.75
-------------------------
115 - 120           9.71
-------------------------
Total:            100.00%
-------------------------

W.A.: 63.6 months
Lowest: 34 months
Highest: 120 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-K Group 1
                                    3-1 ARMs

--------------------------------------------------------------------------------

1. Original Balance

---------------------------------------------------------------------------------------------------
                         Number     Aggregate       Percent       Average
                           of        Current       of Loans      Original     W.A.     Min.    W.A.
                        Mortgage    Principal    by Principal    Principal    Gross    FICO    FICO
Original Balance          Loans      Balance        Balance       Balance    Coupon   Score   Score
---------------------------------------------------------------------------------------------------
250,001 - 350,000            9     $ 3,084,500        3.20%     $  342,722   4.875%    641     715
---------------------------------------------------------------------------------------------------
350,001 - 450,000           71      28,077,704       29.17         398,466   4.860     624     728
---------------------------------------------------------------------------------------------------
450,001 - 550,000           52      25,546,118       26.54         491,478   4.810     626     728
---------------------------------------------------------------------------------------------------
550,001 - 650,000           30      18,014,144       18.71         600,729   4.940     629     714
---------------------------------------------------------------------------------------------------
650,001 - 750,000           11       7,826,084        8.13         711,789   4.677     649     744
---------------------------------------------------------------------------------------------------
750,001 - 850,000            6       4,755,222        4.94         792,717   4.899     671     752
---------------------------------------------------------------------------------------------------
850,001 - 950,000            5       4,464,803        4.64         893,180   4.491     636     694
---------------------------------------------------------------------------------------------------
950,001 - 1,050,000          2       1,962,500        2.04         981,250   5.059     778     790
---------------------------------------------------------------------------------------------------
1,150,001 - 1,250,000        1       1,190,000        1.24       1,190,000   4.750     773     773
---------------------------------------------------------------------------------------------------
1,350,001 - 1,450,000        1       1,350,700        1.40       1,350,700   5.250     785     785
---------------------------------------------------------------------------------------------------
Total:                     188     $96,271,775      100.00%     $  513,348   4.840%    624     728
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                                                   W.A.
                         Max.     Min.       W.A.        Max.    Remaining   W.A.
                         FICO   Original   Original   Original    Term to    Loan
Original Balance        Score      LTV        LTV        LTV      Maturity    Age
---------------------------------------------------------------------------------
250,001 - 350,000         794     39.20%     73.98%     80.00%      359        1
---------------------------------------------------------------------------------
350,001 - 450,000         813     37.95      74.89      95.00       359        1
---------------------------------------------------------------------------------
450,001 - 550,000         815     30.36      74.76      90.00       359        1
---------------------------------------------------------------------------------
550,001 - 650,000         795     43.33      71.35      80.00       359        1
---------------------------------------------------------------------------------
650,001 - 750,000         837     36.58      66.73      80.00       359        1
---------------------------------------------------------------------------------
750,001 - 850,000         804     24.24      58.81      80.00       360        0
---------------------------------------------------------------------------------
850,001 - 950,000         779     66.31      74.95      80.00       359        1
---------------------------------------------------------------------------------
950,001 - 1,050,000       803     55.00      59.85      64.52       360        0
---------------------------------------------------------------------------------
1,150,001 - 1,250,000     773     70.00      70.00      70.00       360        0
---------------------------------------------------------------------------------
1,350,001 - 1,450,000     785     65.00      65.00      65.00       360        0
---------------------------------------------------------------------------------
Total:                    837     24.24%     72.20%     95.00%      359        1
---------------------------------------------------------------------------------

Average: $513,347.71
Lowest: $334,800.00
Highest: $1,350,700.00

--------------------------------------------------------------------------------

2. Gross Coupon

-------------------------------------------------------------------------------------------
                 Number     Aggregate       Percent      Average
                   of        Current       of Loans      Original     W.A.     Min.    W.A.
                Mortgage    Principal    by Principal   Principal    Gross     FICO    FICO
Gross Coupon      Loans      Balance        Balance      Balance     Coupon   Score   Score
-------------------------------------------------------------------------------------------
3.376 - 3.500        1     $   922,500        0.96%      $922,500    3.500%    642     642
-------------------------------------------------------------------------------------------
3.751 - 3.875        1         405,402        0.42        406,000    3.875     676     676
-------------------------------------------------------------------------------------------
3.876 - 4.000        1         558,394        0.58        559,200    4.000     706     706
-------------------------------------------------------------------------------------------
4.001 - 4.125        1         408,873        0.42        409,450    4.125     697     697
-------------------------------------------------------------------------------------------
4.126 - 4.250        4       2,368,332        2.46        592,250    4.250     706     725
-------------------------------------------------------------------------------------------
4.251 - 4.375        7       3,973,427        4.13        568,000    4.375     651     740
-------------------------------------------------------------------------------------------
4.376 - 4.500       19       9,642,703       10.02        507,693    4.500     636     711
-------------------------------------------------------------------------------------------
4.501 - 4.625       17       8,660,028        9.00        509,718    4.625     626     730
-------------------------------------------------------------------------------------------
4.626 - 4.750       35      18,559,596       19.28        536,271    4.750     626     746
-------------------------------------------------------------------------------------------
4.751 - 4.875       42      19,613,355       20.37        467,111    4.875     658     742
-------------------------------------------------------------------------------------------
4.876 - 5.000       21      10,637,173       11.05        506,683    5.000     629     721
-------------------------------------------------------------------------------------------
5.001 - 5.125       10       4,532,800        4.71        453,498    5.125     624     684
-------------------------------------------------------------------------------------------
5.126 - 5.250       15       8,542,346        8.87        569,587    5.250     663     729
-------------------------------------------------------------------------------------------
5.251 - 5.375        7       3,584,927        3.72        512,379    5.375     640     697
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                            W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Gross Coupon    Score      LTV        LTV       LTV       Maturity    Age
-------------------------------------------------------------------------
3.376 - 3.500     642     75.00%     75.00%     75.00%       360      0
-------------------------------------------------------------------------
3.751 - 3.875     676     79.78      79.78      79.78        359      1
-------------------------------------------------------------------------
3.876 - 4.000     706     80.00      80.00      80.00        359      1
-------------------------------------------------------------------------
4.001 - 4.125     697     95.00      95.00      95.00        359      1
-------------------------------------------------------------------------
4.126 - 4.250     744     47.12      63.94      80.00        359      1
-------------------------------------------------------------------------
4.251 - 4.375     782     24.24      53.85      80.00        359      1
-------------------------------------------------------------------------
4.376 - 4.500     807     30.36      71.48      89.98        359      1
-------------------------------------------------------------------------
4.501 - 4.625     809     36.58      69.00      90.00        359      1
-------------------------------------------------------------------------
4.626 - 4.750     837     46.94      72.90      90.00        359      1
-------------------------------------------------------------------------
4.751 - 4.875     813     64.18      76.90      89.87        359      1
-------------------------------------------------------------------------
4.876 - 5.000     813     37.95      73.07      80.00        359      1
-------------------------------------------------------------------------
5.001 - 5.125     782     59.73      73.88      80.00        359      1
-------------------------------------------------------------------------
5.126 - 5.250     803     50.83      69.82      80.00        360      0
-------------------------------------------------------------------------
5.251 - 5.375     759     54.16      70.47      80.00        359      1
-------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
5.376 - 5.500        3       1,554,000        1.61        518,000    5.500     656     715
-------------------------------------------------------------------------------------------
5.501 - 5.625        1         455,920        0.47        455,920    5.625     712     712
-------------------------------------------------------------------------------------------
5.751 - 5.875        2       1,264,000        1.31        632,000    5.875     773     775
-------------------------------------------------------------------------------------------
5.876 - 6.000        1         588,000        0.61        588,000    6.000     718     718
-------------------------------------------------------------------------------------------
Total:             188     $96,271,775      100.00%      $513,348    4.840%    624     728
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
5.376 - 5.500     780     73.68      78.23      80.00        359      1
-------------------------------------------------------------------------
5.501 - 5.625     712     80.00      80.00      80.00        360      0
-------------------------------------------------------------------------
5.751 - 5.875     778     61.54      68.32      80.00        359      1
-------------------------------------------------------------------------
5.876 - 6.000     718     80.00      80.00      80.00        360      0
-------------------------------------------------------------------------
Total:            837     24.24%     72.20%     95.00%       359      1
-------------------------------------------------------------------------

W.A.: 4.840%
Lowest: 3.500%
Highest: 6.000%

-------------------------------------------------------------------------------

3. Credit Score

------------------------------------------------------------------------------------------
                Number     Aggregate       Percent      Average
                  of        Current       of Loans      Original    W.A.      Min.    W.A.
               Mortgage    Principal    by Principal   Principal    Gross     FICO    FICO
Credit Score     Loans      Balance        Balance      Balance    Coupon    Score   Score
------------------------------------------------------------------------------------------
825 - 849           1     $   724,088        0.75%      $725,000    4.750%     837    837
------------------------------------------------------------------------------------------
800 - 824           9       4,734,244        4.92        526,156    4.840      800    808
------------------------------------------------------------------------------------------
775 - 799          27      15,789,189       16.40        584,964    4.864      775    784
------------------------------------------------------------------------------------------
750 - 774          26      13,228,127       13.74        508,963    4.891      751    763
------------------------------------------------------------------------------------------
725 - 749          31      15,395,525       15.99        496,806    4.751      725    737
------------------------------------------------------------------------------------------
700 - 724          44      21,492,364       22.32        488,665    4.888      700    711
------------------------------------------------------------------------------------------
675 - 699          18       8,797,574        9.14        488,995    4.705      676    686
------------------------------------------------------------------------------------------
650 - 674          17       8,030,667        8.34        484,384    5.056      651    664
------------------------------------------------------------------------------------------
625 - 649          12       6,804,124        7.07        567,233    4.631      626    639
------------------------------------------------------------------------------------------

------------------------------------------------------------------------
                                                          W.A.
                Max.      Min.       W.A.       Max.    Remaining   W.A.
                FICO   Original   Original   Original    Term to    Loan
Credit Score   Score     LTV         LTV        LTV      Maturity    Age
------------------------------------------------------------------------
825 - 849       837     52.73%     52.73%     52.73%       359       1
------------------------------------------------------------------------
800 - 824       815     30.36      62.98      80.00        360       0
------------------------------------------------------------------------
775 - 799       797     24.24      70.17      80.00        359       1
------------------------------------------------------------------------
750 - 774       773     43.33      73.29      83.48        359       1
------------------------------------------------------------------------
725 - 749       748     36.58      71.42      90.00        359       1
------------------------------------------------------------------------
700 - 724       724     52.22      75.93      89.98        359       1
------------------------------------------------------------------------
675 - 699       697     42.95      75.66      95.00        359       1
------------------------------------------------------------------------
650 - 674       673     50.83      70.96      80.00        359       1
------------------------------------------------------------------------
625 - 649       649     37.95      70.18      90.00        359       1
------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
600 - 624           1         447,474        0.46        448,000    5.125      624    624
---------------------------------------------------------------------------------------------
Not Scored          2         828,400        0.86        414,200    4.987    *****      0
---------------------------------------------------------------------------------------------
Total:            188     $96,271,775      100.00%      $513,348    4.840%     624    728
---------------------------------------------------------------------------------------------

------------------------------------------------------------------------
600 - 624       624     59.73      59.73      59.73        359       1
------------------------------------------------------------------------
Not Scored        0     80.00      80.00      80.00        360       0
------------------------------------------------------------------------
Total:          837     24.24%     72.20%     95.00%       359       1
------------------------------------------------------------------------

W.A.: 728
Lowest: 624
Highest: 837

--------------------------------------------------------------------------------

4. Index

-----------------------------------------------------------------------------------
          Number     Aggregate       Percent      Average
            of        Current       of Loans      Original    W.A.     Min.    W.A.
         Mortgage    Principal    by Principal   Principal    Gross    FICO    FICO
Index      Loans      Balance        Balance      Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------
12ML        188     $96,271,775      100.00%      $513,348   4.840%    624     728
-----------------------------------------------------------------------------------
Total:      188     $96,271,775      100.00%      $513,348   4.840%    624     728
-----------------------------------------------------------------------------------

------------------------------------------------------------------
                                                     W.A.
          Max.     Min.       W.A.       Max.     Remaining   W.A.
          FICO   Original   Original   Original    Term to    Loan
Index    Score      LTV        LTV        LTV      Maturity    Age
------------------------------------------------------------------
12ML      837     24.24%     72.20%     95.00%       359        1
------------------------------------------------------------------
Total:    837     24.24%     72.20%     95.00%       359        1
------------------------------------------------------------------

5. Loan Purpose

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                       Number     Aggregate       Percent      Average
                         of        Current       of Loans      Original    W.A.     Min.    W.A.
                      Mortgage    Principal    by Principal   Principal    Gross    FICO    FICO
Loan Purpose            Loans      Balance        Balance      Balance    Coupon   Score   Score
------------------------------------------------------------------------------------------------
Purchase                 112     $56,736,330       58.93%      $506,724   4.800%    626     737
------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                  W.A.
                       Max.     Min.       W.A.       Max.     Remaining   W.A.
                       FICO   Original   Original   Original    Term to    Loan
Loan Purpose          Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------------
Purchase               837     30.36%     75.80%     95.00%       359        1
-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Refinance-Cashout         43      21,466,109       22.30        504,134   4.950     629     720
------------------------------------------------------------------------------------------------
Refinance-Rate/Term       33      18,069,336       18.77        547,833   4.838     624     713
------------------------------------------------------------------------------------------------
Total:                   188     $96,271,775      100.00%      $513,348   4.840%    624     728
------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Refinance-Cashout      807     39.20      68.18      80.00        359        1
-------------------------------------------------------------------------------
Refinance-Rate/Term    813     24.24      65.70      80.00        359        1
-------------------------------------------------------------------------------
Total:                 837     24.24%     72.20%     95.00%       359        1
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

------------------------------------------------------------------------------------------
                 Number     Aggregate       Percent      Average
                   of        Current       of Loans      Original    W.A.     Min.    W.A.
                Mortgage    Principal    by Principal   Principal    Gross    FICO    FICO
Property Type     Loans      Balance        Balance      Balance    Coupon   Score   Score
------------------------------------------------------------------------------------------
SFR                122     $62,861,261       65.30%      $517,092   4.866%    624     728
------------------------------------------------------------------------------------------
PUD Detach          42      21,462,540       22.29        511,202   4.756     626     728
------------------------------------------------------------------------------------------
Condo               18       9,196,435        9.55        511,096   4.864     629     726
------------------------------------------------------------------------------------------
PUD Attach           5       2,042,412        2.12        408,800   4.822     706     740
------------------------------------------------------------------------------------------
2-Family             1         709,127        0.74        710,000   4.875     781     781
------------------------------------------------------------------------------------------
Total:             188     $96,271,775      100.00%      $513,348   4.840%    624     728
------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                            W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Property Type   Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------
SFR              837     24.24%     71.14%     95.00%       359        1
-------------------------------------------------------------------------
PUD Detach       815     42.95      73.77      90.00        359        1
-------------------------------------------------------------------------
Condo            804     59.35      74.71      80.00        359        1
-------------------------------------------------------------------------
PUD Attach       797     78.43      79.69      80.00        359        1
-------------------------------------------------------------------------
2-Family         781     64.55      64.55      64.55        359        1
-------------------------------------------------------------------------
Total:           837     24.24%     72.20%     95.00%       359        1
-------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

---------------------------------------------------------------------------------------------
                    Number     Aggregate       Percent      Average
                      of        Current       of Loans      Original    W.A.     Min.    W.A.
                   Mortgage    Principal    by Principal   Principal    Gross    FICO    FICO
Occupancy Status     Loans      Balance        Balance      Balance    Coupon   Score   Score
---------------------------------------------------------------------------------------------

----------------------------------------------------------------------------
                                                               W.A.
                    Max.     Min.       W.A.       Max.     Remaining   W.A.
                    FICO   Original   Original   Original    Term to    Loan
Occupancy Status   Score      LTV        LTV        LTV      Maturity    Age
----------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Primary               165     $82,672,249       85.87%      $502,447   4.836%    624     725
---------------------------------------------------------------------------------------------
Secondary              18      10,927,178       11.35        607,312   4.771     680     747
---------------------------------------------------------------------------------------------
Investor                5       2,672,348        2.78        534,800   5.261     707     742
---------------------------------------------------------------------------------------------
Total:                188     $96,271,775      100.00%      $513,348   4.840%    624     728
---------------------------------------------------------------------------------------------

----------------------------------------------------------------------------
Primary             837     24.24%     72.90%     95.00%       359        1
----------------------------------------------------------------------------
Secondary           813     41.67      68.29      89.87        359        1
----------------------------------------------------------------------------
Investor            797     53.99      66.56      80.00        359        1
----------------------------------------------------------------------------
Total:              837     24.24%     72.20%     95.00%       359        1
----------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

-------------------------------------------------------------------------------------------
                  Number     Aggregate       Percent      Average
                    of        Current       of Loans     Original     W.A.     Min.    W.A.
Geographic       Mortgage    Principal    by Principal   Principal    Gross    FICO    FICO
Distribution       Loans      Balance        Balance      Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------------
California          114     $58,709,202       60.98%      $515,154   4.901%    629     731
-------------------------------------------------------------------------------------------
Florida              18       9,284,996        9.64        516,128   4.727     693     761
-------------------------------------------------------------------------------------------
Massachusetts         6       2,851,677        2.96        475,650   4.983     624     718
-------------------------------------------------------------------------------------------
Virginia              6       2,564,079        2.66        427,500   4.846     645     716
-------------------------------------------------------------------------------------------
Illinois              4       2,099,565        2.18        525,013   4.635     636     699
-------------------------------------------------------------------------------------------
Michigan              4       1,977,903        2.05        545,250   4.798     641     721
-------------------------------------------------------------------------------------------
Arizona               4       1,826,190        1.90        456,688   4.769     680     739
-------------------------------------------------------------------------------------------
Georgia               3       1,745,150        1.81        581,917   4.742     626     694
-------------------------------------------------------------------------------------------
New Jersey            3       1,657,999        1.72        552,666   4.625     721     752
-------------------------------------------------------------------------------------------
Maryland              3       1,592,576        1.65        531,333   4.771     626     649
-------------------------------------------------------------------------------------------
Washington            2       1,485,750        1.54        742,875   4.069     642     664
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
                                                             W.A.
                  Max.     Min.       W.A.       Max.     Remaining   W.A.
Geographic        FICO   Original   Original   Original    Term to    Loan
Distribution     Score      LTV        LTV        LTV      Maturity    Age
--------------------------------------------------------------------------
California        813     24.24%     71.98%     89.98%       359        1
--------------------------------------------------------------------------
Florida           837     42.95      67.90      80.00        359        1
--------------------------------------------------------------------------
Massachusetts     813     59.73      75.95      80.00        359        1
--------------------------------------------------------------------------
Virginia          797     66.81      75.96      80.00        359        1
--------------------------------------------------------------------------
Illinois          800     30.36      68.42      90.00        359        1
--------------------------------------------------------------------------
Michigan          779     39.20      65.84      80.00        359        1
--------------------------------------------------------------------------
Arizona           807     52.38      73.61      80.00        359        1
--------------------------------------------------------------------------
Georgia           723     80.00      82.67      90.00        359        1
--------------------------------------------------------------------------
New Jersey        797     62.48      73.22      80.00        360        0
--------------------------------------------------------------------------
Maryland          666     60.04      70.12      90.00        359        1
--------------------------------------------------------------------------
Washington        701     75.00      75.42      76.11        360        0
--------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Wisconsin             3       1,466,273        1.52        489,150   4.526     697     740
-------------------------------------------------------------------------------------------
Texas                 2       1,211,400        1.26        605,700   4.965     693     697
-------------------------------------------------------------------------------------------
Kansas                2         907,960        0.94        453,980   4.649     677     684
-------------------------------------------------------------------------------------------
Oregon                2         898,800        0.93        449,400   4.569     720     720
-------------------------------------------------------------------------------------------
South Carolina        2         833,056        0.87        416,760   5.285     708     710
-------------------------------------------------------------------------------------------
Minnesota             1         660,000        0.69        660,000   4.875     756     756
-------------------------------------------------------------------------------------------
Missouri              1         649,950        0.68        649,950   5.375     664     664
-------------------------------------------------------------------------------------------
Nevada                1         564,000        0.59        564,000   5.000     795     795
-------------------------------------------------------------------------------------------
Indiana               1         533,297        0.55        534,000   4.500     678     678
-------------------------------------------------------------------------------------------
Other                 6       2,751,954        2.86        459,033   4.677     695     736
-------------------------------------------------------------------------------------------
Total:              188     $96,271,775      100.00%      $513,348   4.840%    624     728
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
Wisconsin         783     70.00      79.02      95.00        359        1
--------------------------------------------------------------------------
Texas             706     79.22      79.44      80.00        359        1
--------------------------------------------------------------------------
Kansas            695     80.00      80.00      80.00        360        0
--------------------------------------------------------------------------
Oregon            720     53.99      67.27      80.00        360        0
--------------------------------------------------------------------------
South Carolina    712     80.00      80.00      80.00        360        0
--------------------------------------------------------------------------
Minnesota         756     80.00      80.00      80.00        359        1
--------------------------------------------------------------------------
Missouri          664     54.16      54.16      54.16        359        1
--------------------------------------------------------------------------
Nevada            795     80.00      80.00      80.00        360        0
--------------------------------------------------------------------------
Indiana           678     78.53      78.53      78.53        359        1
--------------------------------------------------------------------------
Other             791     41.67      72.26      80.00        359        1
--------------------------------------------------------------------------
Total:            837     24.24%     72.20%     95.00%       359        1
--------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

------------------------------------------------------------------------------------------------
                       Number     Aggregate       Percent      Average
                         of        Current       of Loans     Original     W.A.     Min.    W.A.
                      Mortgage    Principal    by Principal   Principal    Gross    FICO    FICO
County Distribution     Loans      Balance        Balance      Balance    Coupon   Score   Score
------------------------------------------------------------------------------------------------
Los Angeles, CA           13     $ 8,774,980        9.11%      $675,170   4.810%    643     747
------------------------------------------------------------------------------------------------
Orange, CA                16       8,437,838        8.76        527,547   4.886     629     706
------------------------------------------------------------------------------------------------
Santa Clara, CA           14       6,655,000        6.91        475,514   4.904     651     724
------------------------------------------------------------------------------------------------
San Mateo, CA             10       5,414,979        5.62        541,680   4.915     678     738
------------------------------------------------------------------------------------------------
San Diego, CA              8       4,010,096        4.17        501,319   5.048     658     747
------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                  W.A.
                       Max.     Min.       W.A.       Max.     Remaining   W.A.
                       FICO   Original   Original   Original    Term to    Loan
County Distribution   Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------------
Los Angeles, CA        803     48.63%     67.70%     80.00%       360        0
-------------------------------------------------------------------------------
Orange, CA             782     36.58      65.86      80.00        359        1
-------------------------------------------------------------------------------
Santa Clara, CA        759     67.76      78.87      80.00        359        1
-------------------------------------------------------------------------------
San Mateo, CA          782     24.24      71.77      80.00        359        1
-------------------------------------------------------------------------------
San Diego, CA          804     59.35      68.20      83.72        360        0
-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Contra Costa, CA           8       3,811,323        3.96        476,542   4.772     676     724
------------------------------------------------------------------------------------------------
Alameda, CA                8       3,651,694        3.79        456,550   5.059     672     735
------------------------------------------------------------------------------------------------
Riverside, CA              6       2,318,421        2.41        386,483   4.801     702     742
------------------------------------------------------------------------------------------------
Santa Cruz, CA             3       2,161,900        2.25        720,633   5.109     660     751
------------------------------------------------------------------------------------------------
San Francisco, CA          3       2,146,412        2.23        716,000   5.163     671     719
------------------------------------------------------------------------------------------------
Other                     99      48,889,134       50.78        496,094   4.769     624     725
------------------------------------------------------------------------------------------------
Total:                   188     $96,271,775      100.00%      $513,348   4.840%    624     728
------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Contra Costa, CA       770     70.00      78.18      80.00        359        1
-------------------------------------------------------------------------------
Alameda, CA            796     50.83      75.13      80.00        359        1
-------------------------------------------------------------------------------
Riverside, CA          791     69.98      79.71      89.98        359        1
-------------------------------------------------------------------------------
Santa Cruz, CA         785     65.00      70.63      80.00        360        0
-------------------------------------------------------------------------------
San Francisco, CA      781     64.55      70.77      80.00        359        1
-------------------------------------------------------------------------------
Other                  837     30.36      72.67      95.00        359        1
-------------------------------------------------------------------------------
Total:                 837     24.24%     72.20%     95.00%       359        1
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

------------------------------------------------------------------------------------------
                 Number     Aggregate       Percent      Average
                   of        Current       of Loans     Original     W.A.     Min.    W.A.
                Mortgage    Principal    by Principal   Principal    Gross    FICO    FICO
Original LTV      Loans      Balance        Balance      Balance    Coupon   Score   Score
------------------------------------------------------------------------------------------
20.01 - 25.00        1     $   798,922        0.83%      $800,000   4.375%    782     782
------------------------------------------------------------------------------------------
30.01 - 35.00        1         460,000        0.48        460,000   4.500     800     800
------------------------------------------------------------------------------------------
35.01 - 40.00        3       1,471,505        1.53        490,800   4.736     641     683
------------------------------------------------------------------------------------------
40.01 - 45.00        3       1,560,315        1.62        520,767   4.701     693     743
------------------------------------------------------------------------------------------
45.01 - 50.00        4       2,427,402        2.52        607,000   4.437     744     757
------------------------------------------------------------------------------------------
50.01 - 55.00        8       4,825,947        5.01        603,431   4.932     664     743
------------------------------------------------------------------------------------------
55.01 - 60.00        6       3,461,418        3.60        577,292   4.681     624     731
------------------------------------------------------------------------------------------
60.01 - 65.00       11       7,197,384        7.48        654,516   5.077     651     742
------------------------------------------------------------------------------------------
65.01 - 70.00       20      10,282,668       10.68        524,448   4.889     629     727
------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                            W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Original LTV    Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------
20.01 - 25.00    782     24.24%     24.24%     24.24%       359        1
-------------------------------------------------------------------------
30.01 - 35.00    800     30.36      30.36      30.36        360        0
-------------------------------------------------------------------------
35.01 - 40.00    728     36.58      37.59      39.20        359        1
-------------------------------------------------------------------------
40.01 - 45.00    772     41.67      42.70      43.33        359        1
-------------------------------------------------------------------------
45.01 - 50.00    797     46.38      47.42      48.63        360        0
-------------------------------------------------------------------------
50.01 - 55.00    837     50.83      53.38      55.00        359        1
-------------------------------------------------------------------------
55.01 - 60.00    804     55.23      57.77      59.73        359        1
-------------------------------------------------------------------------
60.01 - 65.00    797     60.04      63.33      65.00        360        0
-------------------------------------------------------------------------
65.01 - 70.00    813     65.41      68.39      70.00        359        1
-------------------------------------------------------------------------

------------------------------------------------------------------------------------------
70.01 - 75.00       15       8,068,092        8.38        538,070   4.660     636     702
------------------------------------------------------------------------------------------
75.01 - 80.00      108      52,441,912       54.47        485,717   4.878     640     729
------------------------------------------------------------------------------------------
80.01 - 85.00        2         840,000        0.87        420,000   4.679     727     749
------------------------------------------------------------------------------------------
85.01 - 90.00        5       2,027,337        2.11        405,780   4.698     626     681
------------------------------------------------------------------------------------------
90.01 - 95.00        1         408,873        0.42        409,450   4.125     697     697
------------------------------------------------------------------------------------------
Total:             188     $96,271,775      100.00%      $513,348   4.840%    624     728
------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
70.01 - 75.00    793     71.94      73.93      75.00        359        1
-------------------------------------------------------------------------
75.01 - 80.00    815     75.05      79.63      80.00        359        1
-------------------------------------------------------------------------
80.01 - 85.00    765     83.48      83.58      83.72        360        0
-------------------------------------------------------------------------
85.01 - 90.00    742     89.87      89.97      90.00        359        1
-------------------------------------------------------------------------
90.01 - 95.00    697     95.00      95.00      95.00        359        1
-------------------------------------------------------------------------
Total:           837     24.24%     72.20%     95.00%       359        1
-------------------------------------------------------------------------

W.A.: 72.20%
Lowest: 24.24%
Highest: 95.00%

--------------------------------------------------------------------------------

11. Original Term

------------------------------------------------------------------------------------------
                 Number     Aggregate       Percent      Average
                   of        Current       of Loans     Original     W.A.     Min.    W.A.
                Mortgage    Principal    by Principal   Principal    Gross    FICO    FICO
Original Term     Loans      Balance        Balance      Balance    Coupon   Score   Score
------------------------------------------------------------------------------------------
360                188     $96,271,775      100.00%      $513,348   4.840%    624     728
------------------------------------------------------------------------------------------
Total:             188     $96,271,775      100.00%      $513,348   4.840%    624     728
------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                            W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Original Term   Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------
360              837     24.24%     72.20%     95.00%       359        1
-------------------------------------------------------------------------
Total:           837     24.24%     72.20%     95.00%       359        1
-------------------------------------------------------------------------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                  BoAMS 2004-K
                                  Group 2 - DTI

--------------------------------------------------------------------------------

1. DTI

--------------------------------------------------------------------------------------------
                 Number      Aggregate       Percent       Average
                   of         Current       of Loans      Original      W.A.    Min.    W.A.
                Mortgage     Principal    by Principal    Principal    Gross    FICO    FICO
DTI               Loans       Balance        Balance       Balance    Coupon   Score   Score
--------------------------------------------------------------------------------------------
<= 0.00              2      $   786,592       0.20%      $  393,780   4.875%    710     756
--------------------------------------------------------------------------------------------
0.01 - 5.00          1        1,495,000        0.38       1,495,000   4.625     788     788
--------------------------------------------------------------------------------------------
5.01 - 10.00         7        4,719,922        1.20         674,429   5.324     674     739
--------------------------------------------------------------------------------------------
10.01 - 15.00       22       12,377,106        3.14         562,869   4.826     672     768
--------------------------------------------------------------------------------------------
15.01 - 20.00       39       20,925,837        5.30         536,644   4.995     624     740
--------------------------------------------------------------------------------------------
20.01 - 25.00       60       26,466,717        6.71         441,531   5.005     644     745
--------------------------------------------------------------------------------------------
25.01 - 30.00       88       41,996,496       10.64         477,739   5.082     621     740
--------------------------------------------------------------------------------------------
30.01 - 35.00      129       60,153,132       15.24         467,263   5.040     622     735
--------------------------------------------------------------------------------------------
35.01 - 40.00      170       82,107,823       20.81         483,109   5.092     625     732
--------------------------------------------------------------------------------------------
40.01 - 45.00      122       58,909,487       14.93         486,060   5.036     621     729
--------------------------------------------------------------------------------------------
45.01 - 50.00      121       58,596,644       14.85         484,528   5.123     620     727
--------------------------------------------------------------------------------------------
50.01 - 55.00       32       16,195,747        4.10         506,270   5.142     627     713
--------------------------------------------------------------------------------------------
55.01 - 60.00       15        6,630,388        1.68         442,251   5.136     663     716
--------------------------------------------------------------------------------------------
60.01 - 65.00        5        2,714,842        0.69         543,244   5.105     675     732
--------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                            W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
DTI             Score      LTV        LTV       LTV       Maturity    Age
-------------------------------------------------------------------------
<= 0.00          794     43.20%     43.64%     44.17%       359        1
-------------------------------------------------------------------------
0.01 - 5.00      788     65.00      65.00      65.00        360        0
-------------------------------------------------------------------------
5.01 - 10.00     816     37.21      67.91      80.00        359        1
-------------------------------------------------------------------------
10.01 - 15.00    813     33.97      64.04      80.00        351        1
-------------------------------------------------------------------------
15.01 - 20.00    801     38.42      65.07      80.00        359        1
-------------------------------------------------------------------------
20.01 - 25.00    808     42.78      72.18      95.00        359        1
-------------------------------------------------------------------------
25.01 - 30.00    809     23.57      71.86      95.00        359        1
-------------------------------------------------------------------------
30.01 - 35.00    813     25.64      73.77      95.00        359        1
-------------------------------------------------------------------------
35.01 - 40.00    811     37.39      74.38      95.00        359        1
-------------------------------------------------------------------------
40.01 - 45.00    814     35.66      72.35      95.00        359        1
-------------------------------------------------------------------------
45.01 - 50.00    809     12.89      73.73      95.00        359        1
-------------------------------------------------------------------------
50.01 - 55.00    797     34.20      71.27      80.00        359        1
-------------------------------------------------------------------------
55.01 - 60.00    770     15.68      64.78      80.00        359        1
-------------------------------------------------------------------------
60.01 - 65.00    774     60.27      69.46      80.00        359        1
-------------------------------------------------------------------------

--------------------------------------------------------------------------
65.01 - 70.00     1        537,000     0.14    537,000   5.000   666   666
--------------------------------------------------------------------------
Total:          814   $394,612,731   100.00%  $485,588   5.063%  620   734
--------------------------------------------------------------------------

-------------------------------------------------------
-------------------------------------------------------
65.01 - 70.00   666   62.44   62.44   62.44   359   1
-------------------------------------------------------
Total:          816   12.89%  72.14%  95.00%  359   1
-------------------------------------------------------

Average: 36.08
Lowest: 0.00
Highest: 67.40

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-K Group 2
                                    5-1 ARMs

--------------------------------------------------------------------------------

1. Original Balance

----------------------------------------------------------------------------------------------------
                         Number      Aggregate       Percent       Average
                           of         Current       of Loans      Original     W.A.     Min.    W.A.
                        Mortgage     Principal    by Principal    Principal    Gross    FICO    FICO
Original Balance          Loans       Balance        Balance       Balance    Coupon   Score   Score
----------------------------------------------------------------------------------------------------
<= 250,000                  42     $  7,075,996        1.79%     $  168,491   5.346%    625     723
----------------------------------------------------------------------------------------------------
250,001 - 350,000           59       19,072,785        4.83         323,580   5.200     621     734
----------------------------------------------------------------------------------------------------
350,001 - 450,000          315      125,102,480       31.70         398,807   5.079     620     729
----------------------------------------------------------------------------------------------------
450,001 - 550,000          192       95,800,832       24.28         499,126   5.033     623     731
----------------------------------------------------------------------------------------------------
550,001 - 650,000          114       68,433,854       17.34         600,601   5.028     633     732
----------------------------------------------------------------------------------------------------
650,001 - 750,000           41       29,072,947        7.37         709,279   5.042     659     737
----------------------------------------------------------------------------------------------------
750,001 - 850,000           13       10,448,842        2.65         803,938   4.753     645     746
----------------------------------------------------------------------------------------------------
850,001 - 950,000           13       11,839,205        3.00         910,800   5.017     680     751
----------------------------------------------------------------------------------------------------
950,001 - 1,050,000         15       14,805,433        3.75         989,357   5.043     703     752
----------------------------------------------------------------------------------------------------
1,050,001 - 1,150,000        3        3,327,642        0.84       1,110,000   5.369     756     769
----------------------------------------------------------------------------------------------------
1,150,001 - 1,250,000        2        2,498,814        0.63       1,250,000   5.875     754     760
----------------------------------------------------------------------------------------------------
1,250,001 - 1,350,000        1        1,283,900        0.33       1,283,900   5.250     734     734
----------------------------------------------------------------------------------------------------
1,350,001 - 1,450,000        1        1,355,000        0.34       1,355,000   5.375     765     765
----------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                                                    W.A.
                         Max.     Min.       W.A.       Max.     Remaining   W.A.
                         FICO   Original   Original   Original    Term to    Loan
Original Balance        Score      LTV        LTV        LTV      Maturity    Age
---------------------------------------------------------------------------------
<= 250,000               795     41.24%     75.93%     95.00%       358        2
---------------------------------------------------------------------------------
250,001 - 350,000        816     39.02      75.80      95.00        358        2
---------------------------------------------------------------------------------
350,001 - 450,000        813     12.89      72.98      95.00        359        1
---------------------------------------------------------------------------------
450,001 - 550,000        814     15.68      73.21      95.00        359        1
---------------------------------------------------------------------------------
550,001 - 650,000        813     23.57      72.02      80.00        358        1
---------------------------------------------------------------------------------
650,001 - 750,000        805     37.39      70.22      85.00        359        1
---------------------------------------------------------------------------------
750,001 - 850,000        803     59.29      71.72      80.00        359        1
---------------------------------------------------------------------------------
850,001 - 950,000        800     50.70      71.05      80.00        359        1
---------------------------------------------------------------------------------
950,001 - 1,050,000      806     45.06      64.51      80.00        359        1
---------------------------------------------------------------------------------
1,050,001 - 1,150,000    791     53.49      67.48      80.00        359        1
---------------------------------------------------------------------------------
1,150,001 - 1,250,000    766     62.50      69.38      76.27        359        1
---------------------------------------------------------------------------------
1,250,001 - 1,350,000    734     64.20      64.20      64.20        359        1
---------------------------------------------------------------------------------
1,350,001 - 1,450,000    765     35.66      35.66      35.66        359        1
---------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
1,450,001 - 1,550,000        3        4,495,000        1.14       1,498,333   5.000     747     783
----------------------------------------------------------------------------------------------------
Total:                     814     $394,612,731      100.00%     $  485,588   5.063%    620     734
----------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
1,450,001 - 1,550,000    813     53.52      66.17      80.00        359        1
---------------------------------------------------------------------------------
Total:                   816     12.89%     72.14%     95.00%       359        1
---------------------------------------------------------------------------------

Average: $485,588.34
Lowest: $70,150.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

2. Gross Coupon

--------------------------------------------------------------------------------------------
                 Number      Aggregate       Percent       Average
                   of         Current       of Loans      Original     W.A.     Min.    W.A.
                Mortgage     Principal    by Principal    Principal    Gross    FICO    FICO
Gross Coupon      Loans       Balance        Balance       Balance    Coupon   Score   Score
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
3.376 - 3.500        1     $    678,306        0.17%      $678,306    3.500%    767     767
--------------------------------------------------------------------------------------------
3.501 - 3.625        1          541,000        0.14        541,000    3.625     689     689
--------------------------------------------------------------------------------------------
3.626 - 3.750        4        2,625,135        0.67        656,600    3.750     709     741
--------------------------------------------------------------------------------------------
3.751 - 3.875        2        1,260,000        0.32        630,000    3.875     768     790
--------------------------------------------------------------------------------------------
3.876 - 4.000        2        1,030,000        0.26        515,000    4.000     780     781
--------------------------------------------------------------------------------------------
4.001 - 4.125        1          576,800        0.15        576,800    4.125     650     650
--------------------------------------------------------------------------------------------
4.126 - 4.250        5        2,613,517        0.66        522,942    4.250     684     747
--------------------------------------------------------------------------------------------
4.251 - 4.375       11        5,352,594        1.36        487,292    4.375     656     741
--------------------------------------------------------------------------------------------
4.376 - 4.500       35       16,555,455        4.20        473,146    4.500     631     743
--------------------------------------------------------------------------------------------
4.501 - 4.625       30       16,021,983        4.06        534,199    4.625     628     762
--------------------------------------------------------------------------------------------
4.626 - 4.750       60       30,022,837        7.61        500,541    4.750     630     745
--------------------------------------------------------------------------------------------
4.751 - 4.875      119       58,908,583       14.93        495,422    4.875     624     739
--------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                            W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Gross Coupon    Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------
-------------------------------------------------------------------------
3.376 - 3.500    767     80.00%     80.00%     80.00%       360        0
-------------------------------------------------------------------------
3.501 - 3.625    689     65.18      65.18      65.18        360        0
-------------------------------------------------------------------------
3.626 - 3.750    788     72.97      78.19      80.00        360        0
-------------------------------------------------------------------------
3.751 - 3.875    803     80.00      80.00      80.00        360        0
-------------------------------------------------------------------------
3.876 - 4.000    784     49.24      60.59      80.00        360        0
-------------------------------------------------------------------------
4.001 - 4.125    650     80.00      80.00      80.00        360        0
-------------------------------------------------------------------------
4.126 - 4.250    782     70.00      74.87      80.00        359        1
-------------------------------------------------------------------------
4.251 - 4.375    795     67.50      77.50      80.00        359        1
-------------------------------------------------------------------------
4.376 - 4.500    816     51.09      75.10      95.00        359        1
-------------------------------------------------------------------------
4.501 - 4.625    810     46.88      73.08      89.95        359        1
-------------------------------------------------------------------------
4.626 - 4.750    800     38.60      73.58      90.00        359        1
-------------------------------------------------------------------------
4.751 - 4.875    814     25.64      73.41      90.00        359        1
-------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
4.876 - 5.000              134       65,434,653       16.58        488,501    5.000     621     740
----------------------------------------------------------------------------------------------------
5.001 - 5.125               94       47,292,972       11.98        503,361    5.125     622     728
----------------------------------------------------------------------------------------------------
5.126 - 5.250              109       52,817,520       13.38        485,714    5.250     626     726
----------------------------------------------------------------------------------------------------
5.251 - 5.375               86       40,978,134       10.38        476,755    5.375     621     727
----------------------------------------------------------------------------------------------------
5.376 - 5.500               60       26,386,315        6.69        439,915    5.500     625     729
----------------------------------------------------------------------------------------------------
5.501 - 5.625               24       10,244,440        2.60        442,365    5.625     620     702
----------------------------------------------------------------------------------------------------
5.626 - 5.750               21        7,783,017        1.97        370,708    5.750     644     706
----------------------------------------------------------------------------------------------------
5.751 - 5.875               11        5,035,766        1.28        457,945    5.875     629     708
----------------------------------------------------------------------------------------------------
6.001 - 6.125                1          400,500        0.10        400,500    6.125     736     736
----------------------------------------------------------------------------------------------------
6.126 - 6.250                2        1,623,814        0.41        812,500    6.250     630     735
----------------------------------------------------------------------------------------------------
6.251 - 6.375                1          429,390        0.11        429,390    6.375     791     791
----------------------------------------------------------------------------------------------------
Total:                     814     $394,612,731      100.00%      $485,588    5.063%    620     734
----------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
4.876 - 5.000            813     15.68      70.54      95.00        359        1
---------------------------------------------------------------------------------
5.001 - 5.125            809     37.39      69.89      90.00        357        1
---------------------------------------------------------------------------------
5.126 - 5.250            813     26.44      70.69      90.00        359        1
---------------------------------------------------------------------------------
5.251 - 5.375            808     12.89      71.36      95.00        359        1
---------------------------------------------------------------------------------
5.376 - 5.500            811     27.27      73.78      95.00        359        1
---------------------------------------------------------------------------------
5.501 - 5.625            784     46.15      71.58      95.00        359        1
---------------------------------------------------------------------------------
5.626 - 5.750            783     56.43      74.30      95.00        359        1
---------------------------------------------------------------------------------
5.751 - 5.875            785     53.33      74.80      87.50        359        1
---------------------------------------------------------------------------------
6.001 - 6.125            736     90.00      90.00      90.00        360        0
---------------------------------------------------------------------------------
6.126 - 6.250            766     57.25      71.88      76.27        358        2
---------------------------------------------------------------------------------
6.251 - 6.375            791     90.00      90.00      90.00        358        2
---------------------------------------------------------------------------------
Total:                   816     12.89%     72.14%     95.00%       359        1
---------------------------------------------------------------------------------

W.A.: 5.063%
Lowest: 3.500%
Highest: 6.375%

--------------------------------------------------------------------------------

3. Credit Score

-----------------------------------------------------------------------------------------
                Number      Aggregate      Percent      Average
                  of         Current      of Loans      Original    W.A.     Min.    W.A.
               Mortgage     Principal   by Principal   Principal   Gross     FICO    FICO
Credit Score     Loans       Balance       Balance      Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------------
800 - 824          24     $13,205,774       3.35%       $550,411   4.984%    800     807
-----------------------------------------------------------------------------------------
775 - 799         143      70,752,045      17.93         498,489   4.952     775     786
-----------------------------------------------------------------------------------------

------------------------------------------------------------------------
                                                           W.A.
                Max.     Min.       W.A.       Max.     Remaining   W.A.
                FICO   Original   Original   Original    Term to    Loan
Credit Score   Score      LTV        LTV        LTV      Maturity    Age
------------------------------------------------------------------------
800 - 824       816     47.66%     67.68%     80.00%       359        1
------------------------------------------------------------------------
775 - 799       799     23.57      72.05      95.00        359        1
------------------------------------------------------------------------

------------------------------------------------------------------------------------------
750 - 774         173       90,243,350       22.87        521,885   5.043      750    763
------------------------------------------------------------------------------------------
725 - 749         137       63,477,517       16.09        463,535   5.075      725    739
------------------------------------------------------------------------------------------
700 - 724         125       59,842,059       15.16        478,864   5.064      700    712
------------------------------------------------------------------------------------------
675 - 699          80       38,726,916        9.81        484,303   5.124      675    688
------------------------------------------------------------------------------------------
650 - 674          86       38,987,967        9.88        453,502   5.185      650    664
------------------------------------------------------------------------------------------
625 - 649          34       14,345,367        3.64        422,016   5.228      625    636
------------------------------------------------------------------------------------------
600 - 624           8        3,132,602        0.79        391,625   5.278      620    622
------------------------------------------------------------------------------------------
Not Scored          4        1,899,133        0.48        474,925   4.958    *****      0
------------------------------------------------------------------------------------------
Total:            814     $394,612,731      100.00%      $485,588   5.063%     620    734
------------------------------------------------------------------------------------------

------------------------------------------------------------------------
750 - 774       774     35.66      71.88      90.00        359        1
------------------------------------------------------------------------
725 - 749       749     12.89      71.70      95.00        358        1
------------------------------------------------------------------------
700 - 724       724     25.64      71.34      95.00        359        1
------------------------------------------------------------------------
675 - 699       699     27.19      73.90      87.50        359        1
------------------------------------------------------------------------
650 - 674       674     44.19      73.51      95.00        359        1
------------------------------------------------------------------------
625 - 649       649     37.74      72.91      95.00        359        1
------------------------------------------------------------------------
600 - 624       624     65.74      80.37      95.00        359        1
------------------------------------------------------------------------
Not Scored        0     65.99      75.83      90.00        359        1
------------------------------------------------------------------------
Total:          816     12.89%     72.14%     95.00%       359        1
------------------------------------------------------------------------

W.A.: 734
Lowest: 620
Highest: 816

--------------------------------------------------------------------------------

4. Index

------------------------------------------------------------------------------------
          Number      Aggregate       Percent      Average
            of         Current       of Loans      Original    W.A.     Min.    W.A.
         Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO
Index     Loans        Balance        Balance      Balance    Coupon   Score   Score
------------------------------------------------------------------------------------
12ML        814     $394,612,731      100.00%      $485,588   5.063%    620      734
------------------------------------------------------------------------------------
Total:      814     $394,612,731      100.00%      $485,588   5.063%    620      734
------------------------------------------------------------------------------------

-----------------------------------------------------------------
                                                    W.A.
         Max.     Min.       W.A.       Max.     Remaining   W.A.
         FICO   Original   Original   Original    Term to    Loan
Index   Score      LTV        LTV        LTV      Maturity    Age
-----------------------------------------------------------------
12ML     816     12.89%     72.14%     95.00%       359        1
-----------------------------------------------------------------
Total:   816     12.89%     72.14%     95.00%       359        1
-----------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

-------------------------------------------------------------------------------------------------
                       Number      Aggregate       Percent      Average
                         of         Current       of Loans      Original    W.A.     Min.    W.A.
                      Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO
Loan Purpose           Loans        Balance        Balance      Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------------------
Purchase                 463     $223,816,589       56.72%      $484,684   4.982%    621      741
-------------------------------------------------------------------------------------------------
Refinance-Rate/Term      202      102,311,753       25.93        506,678   5.146     621      726
-------------------------------------------------------------------------------------------------
Refinance-Cashout        149       68,484,389       17.35        459,807   5.206     620      723
-------------------------------------------------------------------------------------------------
Total:                   814     $394,612,731      100.00%      $485,588   5.063%    620      734
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                  W.A.
                       Max.     Min.       W.A.       Max.     Remaining   W.A.
                       FICO   Original   Original   Original    Term to    Loan
Loan Purpose          Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------------
Purchase               816     38.42%     76.72%     95.00%       359        1
-------------------------------------------------------------------------------
Refinance-Rate/Term    805     12.89      66.28      91.48        359        1
-------------------------------------------------------------------------------
Refinance-Cashout      813     26.44      65.93      90.00        358        1
-------------------------------------------------------------------------------
Total:                 816     12.89%     72.14%     95.00%       359        1
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

--------------------------------------------------------------------------------------------
                 Number      Aggregate       Percent       Average
                   of         Current       of Loans      Original     W.A.     Min.    W.A.
                Mortgage     Principal    by Principal    Principal    Gross    FICO    FICO
Property Type    Loans        Balance        Balance       Balance    Coupon   Score   Score
--------------------------------------------------------------------------------------------
SFR                463     $226,132,149       57.30%     $  488,801   5.089%    620     732
--------------------------------------------------------------------------------------------
PUD Detach         186       92,929,490       23.55         499,786   4.970     624     733
--------------------------------------------------------------------------------------------
Condo              130       58,835,356       14.91         455,927   5.092     622     738
--------------------------------------------------------------------------------------------
PUD Attach          21        8,146,832        2.06         388,053   4.926     624     741
--------------------------------------------------------------------------------------------
2-Family             5        2,989,110        0.76         598,400   5.086     674     735
--------------------------------------------------------------------------------------------
3-Family             2        2,748,814        0.70       1,375,000   5.773     747     756
--------------------------------------------------------------------------------------------
Townhouse            4        1,537,000        0.39         384,250   4.928     641     735
--------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                            W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Property Type   Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------
SFR              813     12.89%     71.29%     95.00%       359        1
-------------------------------------------------------------------------
PUD Detach       813     15.68      71.05      95.00        359        1
-------------------------------------------------------------------------
Condo            816     38.42      76.49      95.00        359        1
-------------------------------------------------------------------------
PUD Attach       810     63.21      75.42      80.00        359        1
-------------------------------------------------------------------------
2-Family         770     37.50      72.58      80.00        359        1
-------------------------------------------------------------------------
3-Family         766     76.27      78.31      80.00        359        1
-------------------------------------------------------------------------
Townhouse        789     42.43      69.12      90.53        359        1
-------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Cooperative          2          834,497        0.21         417,500   5.275     786     790
--------------------------------------------------------------------------------------------
4-Family             1          459,485        0.12         460,000   5.375     733     733
--------------------------------------------------------------------------------------------
Total:             814     $394,612,731      100.00%     $  485,588   5.063%    620     734
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
Cooperative       794     45.45      64.47      80.00        359        1
--------------------------------------------------------------------------
4-Family          733     80.00      80.00      80.00        359        1
--------------------------------------------------------------------------
Total:            816     12.89%     72.14%     95.00%       359        1
--------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

-----------------------------------------------------------------------------------------------
                    Number      Aggregate       Percent       Average
                      of         Current       of Loans      Original     W.A.     Min.    W.A.
                   Mortgage     Principal    by Principal    Principal    Gross    FICO    FICO
Occupancy Status    Loans        Balance        Balance       Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------------------
Primary               735     $354,645,648       89.87%       $483,350   5.054%    620     732
-----------------------------------------------------------------------------------------------
Secondary              61       32,956,956        8.35         540,900   5.062     661     758
-----------------------------------------------------------------------------------------------
Investor               18        7,010,127        1.78         389,533   5.542     654     737
-----------------------------------------------------------------------------------------------
Total:                814     $394,612,731      100.00%       $485,588   5.063%    620     734
-----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------
                                                               W.A.
                    Max.     Min.       W.A.       Max.     Remaining   W.A.
                    FICO   Original   Original   Original    Term to    Loan
Occupancy Status   Score      LTV        LTV        LTV      Maturity    Age
----------------------------------------------------------------------------
Primary             816     12.89%     72.23%     95.00%       359        1
----------------------------------------------------------------------------
Secondary           813     35.66      71.06      80.00        359        1
----------------------------------------------------------------------------
Investor            791     37.50      72.54      90.00        359        1
----------------------------------------------------------------------------
Total:              816     12.89%     72.14%     95.00%       359        1
----------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

-----------------------------------------------------------------------------------------------------
                           Number      Aggregate       Percent      Average
                             of         Current       of Loans     Original     W.A.     Min.    W.A.
                          Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO
Geographic Distribution    Loans        Balance        Balance      Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------------------------
California                   449     $230,648,768      58.45%       $513,861   5.097%    620      731
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                                                                    W.A.
                           Max.     Min.       W.A.       Max.     Remaining   W.A.
                           FICO   Original   Original   Original    Term to    Loan
Geographic Distribution   Score      LTV        LTV        LTV      Maturity    Age
-----------------------------------------------------------------------------------
California                 814     12.89%     70.46%     95.00%       359        1
-----------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Florida                    68       27,948,468        7.08        411,590   5.163     621     738
--------------------------------------------------------------------------------------------------
Virginia                   44       19,387,316        4.91        440,720   4.875     641     734
--------------------------------------------------------------------------------------------------
Maryland                   29       12,418,404        3.15        428,463   4.988     656     735
--------------------------------------------------------------------------------------------------
Illinois                   22       11,253,816        2.85        516,545   5.119     624     730
--------------------------------------------------------------------------------------------------
Colorado                   19        9,771,197        2.48        514,466   4.967     632     757
--------------------------------------------------------------------------------------------------
Georgia                    14        7,371,383        1.87        526,672   4.927     711     760
--------------------------------------------------------------------------------------------------
Washington                 17        7,293,256        1.85        450,911   5.077     633     724
--------------------------------------------------------------------------------------------------
North Carolina             14        7,219,448        1.83        515,977   4.966     666     737
--------------------------------------------------------------------------------------------------
Nevada                     17        7,210,668        1.83        424,252   5.228     624     734
--------------------------------------------------------------------------------------------------
District of Columbia       14        7,030,210        1.78        502,250   5.066     631     734
--------------------------------------------------------------------------------------------------
South Carolina             14        6,353,920        1.61        453,851   4.927     630     753
--------------------------------------------------------------------------------------------------
Texas                      12        5,801,571        1.47        483,619   4.702     716     753
--------------------------------------------------------------------------------------------------
Arizona                    13        5,149,595        1.30        396,200   5.170     625     748
--------------------------------------------------------------------------------------------------
Massachusetts              10        4,643,048        1.18        466,110   4.971     652     724
--------------------------------------------------------------------------------------------------
Missouri                    7        3,562,646        0.90        509,281   4.941     683     734
--------------------------------------------------------------------------------------------------
New Jersey                  6        3,556,227        0.90        592,863   4.743     738     772
--------------------------------------------------------------------------------------------------
Pennsylvania                5        1,928,242        0.49        385,742   4.888     628     678
--------------------------------------------------------------------------------------------------
Wisconsin                   4        1,818,622        0.46        455,875   5.196     640     706
--------------------------------------------------------------------------------------------------
Hawaii                      4        1,775,500        0.45        443,875   5.036     640     716
--------------------------------------------------------------------------------------------------
Other                      32       12,470,426        3.16        389,873   5.002     638     734
--------------------------------------------------------------------------------------------------
Total:                    814     $394,612,731      100.00%      $485,588   5.063%    620     734
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Florida                 816     34.20      75.74      95.00        359        1
--------------------------------------------------------------------------------
Virginia                810     54.12      77.07      95.00        359        1
--------------------------------------------------------------------------------
Maryland                798     42.54      74.75      90.00        359        1
--------------------------------------------------------------------------------
Illinois                803     62.96      77.33      90.00        359        1
--------------------------------------------------------------------------------
Colorado                813     50.00      67.55      80.00        359        1
--------------------------------------------------------------------------------
Georgia                 805     43.01      69.01      80.00        359        1
--------------------------------------------------------------------------------
Washington              794     50.75      76.17      95.00        359        1
--------------------------------------------------------------------------------
North Carolina          799     49.15      71.34      80.00        345        1
--------------------------------------------------------------------------------
Nevada                  799     53.33      79.45      95.00        359        1
--------------------------------------------------------------------------------
District of Columbia    799     45.45      74.97      95.00        359        1
--------------------------------------------------------------------------------
South Carolina          798     59.10      74.37      80.00        359        1
--------------------------------------------------------------------------------
Texas                   791     42.90      70.51      95.00        360        0
--------------------------------------------------------------------------------
Arizona                 790     64.20      74.79      95.00        359        1
--------------------------------------------------------------------------------
Massachusetts           792     53.05      74.50      90.00        359        1
--------------------------------------------------------------------------------
Missouri                801     44.17      74.12      80.00        359        1
--------------------------------------------------------------------------------
New Jersey              788     42.43      66.16      80.00        360        0
--------------------------------------------------------------------------------
Pennsylvania            741     38.60      72.96      89.95        359        1
--------------------------------------------------------------------------------
Wisconsin               758     69.23      79.85      91.48        359        1
--------------------------------------------------------------------------------
Hawaii                  784     57.55      68.79      79.37        359        1
--------------------------------------------------------------------------------
Other                   809     52.17      75.96      90.53        359        1
--------------------------------------------------------------------------------
Total:                  816     12.89%     72.14%     95.00%       359        1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

-----------------------------------------------------------------------------------------------
                     Number      Aggregate       Percent      Average
                       of         Current       of Loans      Original    W.A.     Min.    W.A.
County              Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO
Distribution          Loans       Balance        Balance      Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------------------
Los Angeles, CA         65     $ 33,937,794        8.60%      $522,274   5.149%    625     728
-----------------------------------------------------------------------------------------------
Orange, CA              58       31,505,278        7.98        543,379   4.977     648     729
-----------------------------------------------------------------------------------------------
San Diego, CA           55       26,604,149        6.74        483,808   5.048     649     741
-----------------------------------------------------------------------------------------------
Santa Clara, CA         44       22,850,701        5.79        519,635   5.103     621     732
-----------------------------------------------------------------------------------------------
San Mateo, CA           40       21,553,023        5.46        538,981   5.058     622     732
-----------------------------------------------------------------------------------------------
Alameda, CA             36       16,993,354        4.31        472,213   5.090     665     739
-----------------------------------------------------------------------------------------------
San Francisco, CA       21       12,274,244        3.11        584,793   5.196     642     760
-----------------------------------------------------------------------------------------------
Fairfax, VA             18        7,715,045        1.96        428,667   4.809     674     738
-----------------------------------------------------------------------------------------------
Marin, CA               12        7,652,403        1.94        637,767   5.282     666     740
-----------------------------------------------------------------------------------------------
Contra Costa, CA        14        7,159,424        1.81        511,686   5.067     623     710
-----------------------------------------------------------------------------------------------
Other                  451      206,367,316       52.30        458,890   5.052     620     733
-----------------------------------------------------------------------------------------------
Total:                 814     $394,612,731      100.00%      $485,588   5.063%    620     734
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                                                W.A.
                     Max.     Min.       W.A.       Max.     Remaining   W.A.
County               FICO   Original   Original   Original    Term to    Loan
Distribution        Score      LTV        LTV        LTV      Maturity    Age
-----------------------------------------------------------------------------
Los Angeles, CA      800     12.89%     68.36%     80.00%       359        1
-----------------------------------------------------------------------------
Orange, CA           797     25.64      67.31      85.00        359        1
-----------------------------------------------------------------------------
San Diego, CA        809     38.42      72.36      80.00        359        1
-----------------------------------------------------------------------------
Santa Clara, CA      808     15.68      69.10      82.88        359        1
-----------------------------------------------------------------------------
San Mateo, CA        814     44.76      72.54      80.00        359        1
-----------------------------------------------------------------------------
Alameda, CA          813     53.16      76.39      80.00        359        1
-----------------------------------------------------------------------------
San Francisco, CA    805     44.19      72.18      80.00        359        1
-----------------------------------------------------------------------------
Fairfax, VA          810     67.36      78.07      90.00        359        1
-----------------------------------------------------------------------------
Marin, CA            798     37.39      64.50      80.00        359        1
-----------------------------------------------------------------------------
Contra Costa, CA     774     47.37      68.41      95.00        359        1
-----------------------------------------------------------------------------
Other                816     26.44      73.61      95.00        359        1
-----------------------------------------------------------------------------
Total:               816     12.89%     72.14%     95.00%       359        1
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

-------------------------------------------------------------------------------------------
                 Number      Aggregate       Percent      Average
                   of         Current       of Loans      Original    W.A.     Min.    W.A.
                Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                            W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
-------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Original LTV      Loans       Balance        Balance      Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------------
10.01 - 15.00        1     $    428,500        0.11%      $428,500   5.375%    747     747
-------------------------------------------------------------------------------------------
15.01 - 20.00        1          485,416        0.12        486,000   5.000     727     727
-------------------------------------------------------------------------------------------
20.01 - 25.00        1          632,109        0.16        636,409   5.000     798     798
-------------------------------------------------------------------------------------------
25.01 - 30.00        4        2,070,369        0.52        517,750   5.214     690     709
-------------------------------------------------------------------------------------------
30.01 - 35.00        3        1,220,335        0.31        406,778   5.080     702     765
-------------------------------------------------------------------------------------------
35.01 - 40.00       10        5,470,634        1.39        547,209   5.157     635     742
-------------------------------------------------------------------------------------------
40.01 - 45.00       13        6,023,423        1.53        463,633   5.055     651     732
-------------------------------------------------------------------------------------------
45.01 - 50.00       26       13,728,654        3.48        528,317   5.079     654     755
-------------------------------------------------------------------------------------------
50.01 - 55.00       23       13,974,965        3.54        607,765   5.097     633     745
-------------------------------------------------------------------------------------------
55.01 - 60.00       37       17,669,617        4.48        477,675   5.094     630     729
-------------------------------------------------------------------------------------------
60.01 - 65.00       41       23,495,495        5.95        573,161   5.145     627     729
-------------------------------------------------------------------------------------------
65.01 - 70.00       76       42,491,815       10.77        559,212   5.069     621     727
-------------------------------------------------------------------------------------------
70.01 - 75.00       94       44,489,685       11.27        473,767   5.051     620     735
-------------------------------------------------------------------------------------------
75.01 - 80.00      452      211,025,687       53.48        467,900   5.033     624     735
-------------------------------------------------------------------------------------------
80.01 - 85.00        3        1,589,300        0.40        529,850   5.155     631     722
-------------------------------------------------------------------------------------------
85.01 - 90.00       16        6,108,263        1.55        388,468   5.331     628     706
-------------------------------------------------------------------------------------------
90.01 - 95.00       13        3,708,463        0.94        285,288   5.298     621     667
-------------------------------------------------------------------------------------------
Total:             814     $394,612,731      100.00%      $485,588   5.063%    620     734
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
Original LTV    Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------
10.01 - 15.00    747     12.89%     12.89%     12.89%       359        1
-------------------------------------------------------------------------
15.01 - 20.00    727     15.68      15.68      15.68        359        1
-------------------------------------------------------------------------
20.01 - 25.00    798     23.57      23.57      23.57        359        1
-------------------------------------------------------------------------
25.01 - 30.00    733     25.64      26.63      27.27        359        1
-------------------------------------------------------------------------
30.01 - 35.00    797     31.65      33.18      34.20        360        0
-------------------------------------------------------------------------
35.01 - 40.00    787     35.66      37.42      39.02        359        1
-------------------------------------------------------------------------
40.01 - 45.00    794     40.26      42.63      44.76        359        1
-------------------------------------------------------------------------
45.01 - 50.00    808     45.06      47.88      50.00        351        1
-------------------------------------------------------------------------
50.01 - 55.00    813     50.46      52.95      54.68        359        1
-------------------------------------------------------------------------
55.01 - 60.00    805     55.14      58.11      60.00        359        1
-------------------------------------------------------------------------
60.01 - 65.00    799     60.27      63.07      65.00        359        1
-------------------------------------------------------------------------
65.01 - 70.00    790     65.17      68.04      70.00        359        1
-------------------------------------------------------------------------
70.01 - 75.00    816     70.43      73.34      75.00        359        1
-------------------------------------------------------------------------
75.01 - 80.00    814     75.12      79.58      80.00        359        1
-------------------------------------------------------------------------
80.01 - 85.00    768     82.88      84.43      85.00        359        1
-------------------------------------------------------------------------
85.01 - 90.00    799     86.54      89.48      90.00        359        1
-------------------------------------------------------------------------
90.01 - 95.00    791     90.53      94.25      95.00        359        1
-------------------------------------------------------------------------
Total:           816     12.89%     72.14%     95.00%       359        1
-------------------------------------------------------------------------

W.A.: 72.14%
Lowest: 12.89%
Highest: 95.00%

--------------------------------------------------------------------------------

11. Original Term

-------------------------------------------------------------------------------------------
                 Number      Aggregate       Percent      Average
                   of         Current       of Loans      Original    W.A.     Min.    W.A.
                Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO
Original Term     Loans       Balance        Balance      Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------------
180                  1     $    577,853        0.15%     $580,000    5.125%    740     740
-------------------------------------------------------------------------------------------
360                813      394,034,879       99.85       485,472    5.063     620     734
-------------------------------------------------------------------------------------------
Total:             814     $394,612,731      100.00%     $485,588    5.063%    620     734
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                            W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Original Term   Score      LTV        LTV       LTV       Maturity    Age
-------------------------------------------------------------------------
180              740     49.15%     49.15%     49.15%       179        1
-------------------------------------------------------------------------
360              816     12.89      72.17      95.00        359        1
-------------------------------------------------------------------------
Total:           816     12.89%     72.14%     95.00%       359        1
-------------------------------------------------------------------------

W.A.: 359.7 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-K Group 3
                                    7-1 ARMs

--------------------------------------------------------------------------------

1. Original Balance

---------------------------------------------------------------------------------------------------
                         Number     Aggregate       Percent       Average
                           of        Current       of Loans      Original     W.A.     Min.    W.A.
                        Mortgage    Principal    by Principal    Principal    Gross    FICO    FICO
Original Balance          Loans      Balance        Balance       Balance    Coupon   Score   Score
---------------------------------------------------------------------------------------------------
300,001 - 350,000           4      $ 1,356,855        2.28%     $  339,313   5.591%    697     725
---------------------------------------------------------------------------------------------------
350,001 - 400,000          22        8,336,686       14.03         379,191   5.375     675     733
---------------------------------------------------------------------------------------------------
400,001 - 450,000          24       10,338,357       17.39         430,958   5.454     626     731
---------------------------------------------------------------------------------------------------
450,001 - 500,000           9        4,318,109        7.27         479,966   5.457     659     736
---------------------------------------------------------------------------------------------------
500,001 - 550,000          12        6,280,968       10.57         523,767   5.380     653     739
---------------------------------------------------------------------------------------------------
550,001 - 600,000           6        3,485,482        5.86         581,267   5.202     648     735
---------------------------------------------------------------------------------------------------
600,001 - 650,000           8        5,071,007        8.53         634,306   5.568     703     738
---------------------------------------------------------------------------------------------------
650,001 - 700,000           6        4,053,942        6.82         675,779   5.413     621     751
---------------------------------------------------------------------------------------------------
700,001 - 750,000           7        5,067,954        8.53         724,375   5.334     628     718
---------------------------------------------------------------------------------------------------
750,001 - 800,000           1          788,000        1.33         788,000   5.625     776     776
---------------------------------------------------------------------------------------------------
800,001 - 850,000           6        4,995,077        8.40         832,667   5.478     684     761
---------------------------------------------------------------------------------------------------
850,001 - 900,000           1          850,400        1.43         850,400   5.250     737     737
---------------------------------------------------------------------------------------------------
950,001 - 1,000,000         2        1,997,705        3.36       1,000,000   5.250     682     705
---------------------------------------------------------------------------------------------------
1,100,001 - 1,150,000       1        1,147,742        1.93       1,149,000   5.500     735     735
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                                                    W.A.
                         Max.     Min.       W.A.       Max.     Remaining   W.A.
                         FICO   Original   Original   Original    Term to    Loan
Original Balance        Score      LTV        LTV        LTV      Maturity    Age
---------------------------------------------------------------------------------
300,001 - 350,000        747      71.49%     76.64%     80.00%      359        1
---------------------------------------------------------------------------------
350,001 - 400,000        798      34.09      71.91      80.00       359        1
---------------------------------------------------------------------------------
400,001 - 450,000        794      23.61      71.58      80.00       359        1
---------------------------------------------------------------------------------
450,001 - 500,000        788      49.54      70.15      80.00       359        1
---------------------------------------------------------------------------------
500,001 - 550,000        798      57.82      76.32      80.00       359        1
---------------------------------------------------------------------------------
550,001 - 600,000        783      62.92      74.08      80.00       359        1
---------------------------------------------------------------------------------
600,001 - 650,000        764      35.73      64.74      79.90       359        1
---------------------------------------------------------------------------------
650,001 - 700,000        788      59.57      70.77      80.00       359        1
---------------------------------------------------------------------------------
700,001 - 750,000        795      70.15      76.42      80.00       360        0
---------------------------------------------------------------------------------
750,001 - 800,000        776      80.00      80.00      80.00       360        0
---------------------------------------------------------------------------------
800,001 - 850,000        805      54.84      72.85      80.00       359        1
---------------------------------------------------------------------------------
850,001 - 900,000        737      80.00      80.00      80.00       360        0
---------------------------------------------------------------------------------
950,001 - 1,000,000      728      16.46      41.01      65.57       359        1
---------------------------------------------------------------------------------
1,100,001 - 1,150,000    735      63.48      63.48      63.48       359        1
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
1,300,001 - 1,350,000        1       1,348,719        2.27       1,350,000   6.250     788     788
---------------------------------------------------------------------------------------------------
Total:                     110     $59,437,005      100.00%     $  540,619   5.434%    621     737
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
1,300,001 - 1,350,000    788      75.00      75.00      75.00       359        1
---------------------------------------------------------------------------------
Total:                   805      16.46%     71.29%     80.00%      359        1
---------------------------------------------------------------------------------

Average: $540,619.07
Lowest: $336,000.00
Highest: $1,350,000.00

--------------------------------------------------------------------------------

2. Gross Coupon

-------------------------------------------------------------------------------------------
                 Number     Aggregate       Percent      Average
                   of        Current       of Loans     Original      W.A.     Min.    W.A.
                Mortgage    Principal    by Principal   Principal    Gross    FICO    FICO
Gross Coupon      Loans      Balance        Balance      Balance     Coupon   Score   Score
-------------------------------------------------------------------------------------------
4.126 - 4.250        1     $   599,173        1.01%      $600,000    4.250%    747     747
-------------------------------------------------------------------------------------------
4.501 - 4.625        3       1,606,572        2.70        535,760    4.625     743     765
-------------------------------------------------------------------------------------------
4.626 - 4.750        1         748,936        1.26        750,000    4.750     765     765
-------------------------------------------------------------------------------------------
4.751 - 4.875        1         387,523        0.65        388,000    4.875     751     751
-------------------------------------------------------------------------------------------
4.876 - 5.000        4       1,821,500        3.06        455,375    5.000     737     772
-------------------------------------------------------------------------------------------
5.001 - 5.125        4       2,647,547        4.45        662,300    5.125     628     693
-------------------------------------------------------------------------------------------
5.126 - 5.250       15       7,585,997       12.76        505,966    5.250     648     745
-------------------------------------------------------------------------------------------
5.251 - 5.375       28      15,425,412       25.95        551,156    5.375     626     748
-------------------------------------------------------------------------------------------
5.376 - 5.500       26      13,973,518       23.51        537,757    5.500     621     732
-------------------------------------------------------------------------------------------
5.501 - 5.625        8       3,664,286        6.16        458,574    5.625     696     742
-------------------------------------------------------------------------------------------
5.626 - 5.750        9       4,105,146        6.91        456,222    5.750     692     721
-------------------------------------------------------------------------------------------
5.751 - 5.875        7       4,686,675        7.89        669,714    5.875     632     704
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                           W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                FICO    Original   Original   Original    Term to    Loan
Gross Coupon    Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------
4.126 - 4.250    747      68.42%     68.42%    68.42%       359        1
-------------------------------------------------------------------------
4.501 - 4.625    777      71.43      77.07     80.00        359        1
-------------------------------------------------------------------------
4.626 - 4.750    765      74.26      74.26     74.26        359        1
-------------------------------------------------------------------------
4.751 - 4.875    751      80.00      80.00     80.00        359        1
-------------------------------------------------------------------------
4.876 - 5.000    798      57.14      70.33     80.00        359        1
-------------------------------------------------------------------------
5.001 - 5.125    794      65.57      72.13     80.00        359        1
-------------------------------------------------------------------------
5.126 - 5.250    798      40.20      75.40     80.00        359        1
-------------------------------------------------------------------------
5.251 - 5.375    805      16.46      70.12     80.00        359        1
-------------------------------------------------------------------------
5.376 - 5.500    795      26.67      70.10     80.00        359        1
-------------------------------------------------------------------------
5.501 - 5.625    776      23.61      68.32     80.00        359        1
-------------------------------------------------------------------------
5.626 - 5.750    745      68.79      76.23     80.00        359        1
-------------------------------------------------------------------------
5.751 - 5.875    788      41.27      65.37     80.00        359        1
-------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
5.876 - 6.000        1         500,000        0.84        500,000    6.000     659     659
-------------------------------------------------------------------------------------------
6.126 - 6.250        2       1,684,719        2.83        843,000    6.250     747     780
-------------------------------------------------------------------------------------------
Total:             110     $59,437,005      100.00%      $540,619    5.434%    621     737
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
5.876 - 6.000    659      72.05      72.05     72.05        360        0
-------------------------------------------------------------------------
6.126 - 6.250    788      75.00      76.00     80.00        359        1
-------------------------------------------------------------------------
Total:           805      16.46%     71.29%    80.00%       359        1
-------------------------------------------------------------------------

W.A.: 5.434%
Lowest: 4.250%
Highest: 6.250%

--------------------------------------------------------------------------------

3. Credit Score

-----------------------------------------------------------------------------------------
                Number     Aggregate       Percent      Average
                  of        Current       of Loans     Original     W.A.     Min.    W.A.
               Mortgage    Principal    by Principal   Principal    Gross    FICO    FICO
Credit Score     Loans      Balance        Balance      Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------------
800 - 824           2     $ 1,678,000       2.82%       $839,000   5.375%     803    804
-----------------------------------------------------------------------------------------
775 - 799          22      13,225,775      22.25         601,504   5.422      775    786
-----------------------------------------------------------------------------------------
750 - 774          20      10,253,888      17.25         513,004   5.335      750    762
-----------------------------------------------------------------------------------------
725 - 749          30      15,916,244      26.78         530,808   5.402      725    737
-----------------------------------------------------------------------------------------
700 - 724          12       5,747,240       9.67         479,340   5.628      702    714
-----------------------------------------------------------------------------------------
675 - 699          12       6,315,450      10.63         526,542   5.451      675    690
-----------------------------------------------------------------------------------------
650 - 674           5       2,396,159       4.03         479,350   5.683      653    655
-----------------------------------------------------------------------------------------
625 - 649           5       2,878,750       4.84         575,750   5.410      626    636
-----------------------------------------------------------------------------------------
600 - 624           1         665,942       1.12         666,672   5.500      621    621
-----------------------------------------------------------------------------------------
Not Scored          1         359,557       0.60         359,960   5.375    *****      0
-----------------------------------------------------------------------------------------

------------------------------------------------------------------------
                                                           W.A.
                Max.      Min.       W.A.       Max.    Remaining   W.A.
                FICO   Original   Original   Original    Term to    Loan
Credit Score   Score      LTV        LTV        LTV      Maturity    Age
------------------------------------------------------------------------
800 - 824       805      54.84%     67.26%     80.00%      360        0
------------------------------------------------------------------------
775 - 799       798      59.57      76.57      80.00       359        1
------------------------------------------------------------------------
750 - 774       774      49.54      74.68      80.00       359        1
------------------------------------------------------------------------
725 - 749       749      16.46      65.05      80.00       359        1
------------------------------------------------------------------------
700 - 724       724      41.27      68.52      80.00       359        1
------------------------------------------------------------------------
675 - 699       699      62.77      72.77      80.00       359        1
------------------------------------------------------------------------
650 - 674       659      57.82      73.13      80.00       360        0
------------------------------------------------------------------------
625 - 649       648      62.92      72.04      80.00       360        0
------------------------------------------------------------------------
600 - 624       621      69.45      69.45      69.45       359        1
------------------------------------------------------------------------
Not Scored        0      79.15      79.15      79.15       359        1
------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Total:            110     $59,437,005      100.00%      $540,619   5.434%     621    737
-----------------------------------------------------------------------------------------

------------------------------------------------------------------------
Total:          805     16.46%     71.29%     80.00%       359        1
------------------------------------------------------------------------

W.A.: 737
Lowest: 621
Highest: 805

--------------------------------------------------------------------------------

4. Index

-----------------------------------------------------------------------------------
          Number     Aggregate       Percent      Average
            of        Current       of Loans      Original    W.A.     Min.    W.A.
         Mortgage    Principal    by Principal   Principal    Gross    FICO    FICO
Index      Loans      Balance       Balance       Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------
12ML        110     $59,437,005      100.00%      $540,619   5.434%    621     737
-----------------------------------------------------------------------------------
Total:      110     $59,437,005      100.00%      $540,619   5.434%    621     737
-----------------------------------------------------------------------------------

------------------------------------------------------------------
                                                     W.A.
          Max.     Min.       W.A.       Max.     Remaining   W.A.
          FICO   Original   Original   Original    Term to    Loan
Index    Score      LTV       LTV         LTV      Maturity    Age
------------------------------------------------------------------
12ML      805     16.46%     71.29%     80.00%       359        1
------------------------------------------------------------------
Total:    805     16.46%     71.29%     80.00%       359        1
------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

------------------------------------------------------------------------------------------------
                       Number     Aggregate       Percent      Average
                         of        Current       of Loans      Original    W.A.     Min.    W.A.
                      Mortgage    Principal    by Principal   Principal    Gross    FICO    FICO
Loan Purpose            Loans      Balance       Balance       Balance    Coupon   Score   Score
------------------------------------------------------------------------------------------------
Purchase                  64     $33,934,804       57.09%      $530,509   5.304%    628     749
------------------------------------------------------------------------------------------------
Refinance-Rate/Term       27      15,390,669       25.89        570,370   5.565     621     704
------------------------------------------------------------------------------------------------
Refinance-Cashout         19      10,111,531       17.01        532,397   5.671     659     749
------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                  W.A.
                       Max.     Min.       W.A.       Max.     Remaining   W.A.
                       FICO   Original   Original   Original    Term to    Loan
Loan Purpose          Score      LTV       LTV         LTV      Maturity    Age
-------------------------------------------------------------------------------
Purchase               805     40.20%     76.03%     80.00%       359        1
-------------------------------------------------------------------------------
Refinance-Rate/Term    762     16.46      62.44      80.00        359        1
-------------------------------------------------------------------------------
Refinance-Cashout      795     34.09      68.85      80.00        359        1
-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Total:                   110     $59,437,005      100.00%      $540,619   5.434%    621     737
------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Total:                 805     16.46%     71.29%     80.00%       359        1
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

------------------------------------------------------------------------------------------
                 Number     Aggregate       Percent      Average
                   of        Current       of Loans      Original    W.A.     Min.    W.A.
                Mortgage    Principal    by Principal   Principal    Gross    FICO    FICO
Property Type     Loans      Balance       Balance       Balance    Coupon   Score   Score
------------------------------------------------------------------------------------------
SFR                 72     $38,349,881       64.52%      $532,943   5.408%    621     730
------------------------------------------------------------------------------------------
PUD Detach          28      15,467,072       26.02        552,674   5.523     655     749
------------------------------------------------------------------------------------------
Condo                5       2,868,671        4.83        573,984   5.413     697     773
------------------------------------------------------------------------------------------
PUD Attach           4       1,936,380        3.26        484,095   5.080     737     766
------------------------------------------------------------------------------------------
3-Family             1         815,000        1.37        815,000   5.875     684     684
------------------------------------------------------------------------------------------
Total:             110     $59,437,005      100.00%      $540,619   5.434%    621     737
------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                            W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Property Type   Score      LTV       LTV         LTV      Maturity    Age
-------------------------------------------------------------------------
SFR              798     16.46%     70.04%     80.00%       359        1
-------------------------------------------------------------------------
PUD Detach       795     40.20      72.71      80.00        359        1
-------------------------------------------------------------------------
Condo            805     54.84      72.10      80.00        359        1
-------------------------------------------------------------------------
PUD Attach       798     80.00      80.00      80.00        359        1
-------------------------------------------------------------------------
3-Family         684     79.90      79.90      79.90        360        0
-------------------------------------------------------------------------
Total:           805     16.46%     71.29%     80.00%       359        1
-------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

---------------------------------------------------------------------------------------------
                    Number     Aggregate       Percent      Average
                      of        Current       of Loans      Original    W.A.     Min.    W.A.
                   Mortgage    Principal    by Principal   Principal    Gross    FICO    FICO
Occupancy Status     Loans      Balance       Balance       Balance    Coupon   Score   Score
---------------------------------------------------------------------------------------------
Primary               97      $52,434,807       88.22%      $540,847   5.439%    621     734
---------------------------------------------------------------------------------------------
Secondary             13        7,002,198       11.78        538,922   5.392     655     759
---------------------------------------------------------------------------------------------

----------------------------------------------------------------------------
                                                               W.A.
                    Max.     Min.       W.A.       Max.     Remaining   W.A.
                    FICO   Original   Original   Original    Term to    Loan
Occupancy Status   Score      LTV       LTV         LTV      Maturity    Age
----------------------------------------------------------------------------
Primary             805     16.46%     71.01%     80.00%       359        1
----------------------------------------------------------------------------
Secondary           803     34.09      73.42      80.00        359        1
----------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Total:               110      $59,437,005      100.00%      $540,619   5.434%    621     737
---------------------------------------------------------------------------------------------

----------------------------------------------------------------------------
Total:              805     16.46%     71.29%     80.00%       359        1
----------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

--------------------------------------------------------------------------------------------
                  Number     Aggregate       Percent       Average
                    of        Current       of Loans      Original     W.A.     Min.    W.A.
Geographic       Mortgage    Principal    by Principal    Principal    Gross    FICO    FICO
Distribution       Loans      Balance        Balance       Balance    Coupon   Score   Score
--------------------------------------------------------------------------------------------
California           47     $26,921,049       45.29%     $  573,106   5.419%    628     737
--------------------------------------------------------------------------------------------
Florida               8       4,461,827        7.51         557,992   5.442     655     742
--------------------------------------------------------------------------------------------
Maryland              8       3,994,094        6.72         499,444   5.463     621     718
--------------------------------------------------------------------------------------------
Washington            7       3,314,595        5.58         473,780   5.436     699     746
--------------------------------------------------------------------------------------------
Illinois              4       2,901,937        4.88         725,650   5.627     684     738
--------------------------------------------------------------------------------------------
North Carolina        4       2,148,673        3.62         537,375   5.002     747     759
--------------------------------------------------------------------------------------------
South Carolina        4       1,851,949        3.12         463,320   4.925     738     763
--------------------------------------------------------------------------------------------
Virginia              4       1,705,080        2.87         426,270   5.404     728     739
--------------------------------------------------------------------------------------------
Texas                 3       1,702,000        2.86         567,333   5.544     632     648
--------------------------------------------------------------------------------------------
Colorado              3       1,692,952        2.85         564,733   5.465     724     747
--------------------------------------------------------------------------------------------
Utah                  1       1,348,719        2.27       1,350,000   6.250     788     788
--------------------------------------------------------------------------------------------
Nevada                3       1,290,259        2.17         430,250   5.461     626     707
--------------------------------------------------------------------------------------------
Arizona               2       1,138,598        1.92         570,797   5.625     702     753
--------------------------------------------------------------------------------------------
Massachusetts         2         726,250        1.22         363,125   5.633     697     719
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
                                                             W.A.
                  Max.     Min.       W.A.       Max.     Remaining   W.A.
Geographic        FICO   Original   Original   Original    Term to    Loan
Distribution     Score      LTV        LTV        LTV      Maturity    Age
--------------------------------------------------------------------------
California        798     23.61%     69.73%     80.00%       359        1
--------------------------------------------------------------------------
Florida           803     16.46      57.41      80.00        359        1
--------------------------------------------------------------------------
Maryland          795     69.45      75.85      80.00        359        1
--------------------------------------------------------------------------
Washington        783     54.17      74.44      80.00        359        1
--------------------------------------------------------------------------
Illinois          805     41.27      71.28      80.00        359        1
--------------------------------------------------------------------------
North Carolina    779     68.42      76.27      80.00        360        0
--------------------------------------------------------------------------
South Carolina    777     76.84      79.31      80.00        359        1
--------------------------------------------------------------------------
Virginia          749     55.61      72.76      80.00        360        0
--------------------------------------------------------------------------
Texas             675     62.92      74.16      80.00        360        0
--------------------------------------------------------------------------
Colorado          788     73.38      76.31      80.00        359        1
--------------------------------------------------------------------------
Utah              788     75.00      75.00      75.00        359        1
--------------------------------------------------------------------------
Nevada            775     72.02      76.66      80.00        359        1
--------------------------------------------------------------------------
Arizona           776     42.09      68.33      80.00        360        0
--------------------------------------------------------------------------
Massachusetts     744     70.00      72.35      75.00        360        0
--------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Oregon                         1         514,000        0.86         514,000   5.000     798     798
-----------------------------------------------------------------------------------------------------
Maine                          1         440,000        0.74         440,000   5.625     773     773
-----------------------------------------------------------------------------------------------------
District of Columbia           1         439,920        0.74         439,920   5.375     745     745
-----------------------------------------------------------------------------------------------------
Idaho                          1         439,518        0.74         440,000   5.500     784     784
-----------------------------------------------------------------------------------------------------
New York                       1         429,518        0.72         430,000   5.375     689     689
-----------------------------------------------------------------------------------------------------
Minnesota                      1         425,545        0.72         426,000   5.625     743     743
-----------------------------------------------------------------------------------------------------
Other                          4       1,550,521        2.61         387,750   5.400     694     734
-----------------------------------------------------------------------------------------------------
Total:                       110     $59,437,005      100.00%       $540,619   5.434%    621     737
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
Oregon                     798     76.73      76.73      76.73        359        1
-----------------------------------------------------------------------------------
Maine                      773     80.00      80.00      80.00        360        0
-----------------------------------------------------------------------------------
District of Columbia       745     80.00      80.00      80.00        360        0
-----------------------------------------------------------------------------------
Idaho                      784     79.28      79.28      79.28        359        1
-----------------------------------------------------------------------------------
New York                   689     62.77      62.77      62.77        359        1
-----------------------------------------------------------------------------------
Minnesota                  743     77.45      77.45      77.45        359        1
-----------------------------------------------------------------------------------
Other                      794     75.00      78.79      80.00        359        1
-----------------------------------------------------------------------------------
Total:                     805     16.46%     71.29%     80.00%       359        1
-----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

-------------------------------------------------------------------------------------------------
                       Number     Aggregate       Percent       Average
                         of        Current       of Loans      Original     W.A.     Min.    W.A.
                      Mortgage    Principal    by Principal    Principal    Gross    FICO    FICO
County Distribution     Loans      Balance       Balance        Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------------------
Orange, CA                 8     $5,494,898         9.24%     $687,150     5.483%    731     750
-------------------------------------------------------------------------------------------------
Los Angeles, CA            9      5,258,780         8.85       584,706     5.262     628     724
-------------------------------------------------------------------------------------------------
King, WA                   6      2,947,517         4.96       491,493     5.459     703     753
-------------------------------------------------------------------------------------------------
Santa Clara, CA            6      2,930,025         4.93       488,833     5.325     725     750
-------------------------------------------------------------------------------------------------
Cook, IL                   4      2,901,937         4.88       725,650     5.627     684     738
-------------------------------------------------------------------------------------------------
Contra Costa, CA           4      2,362,137         3.97       590,700     5.625     659     721
-------------------------------------------------------------------------------------------------
San Diego, CA              4      2,109,648         3.55       527,550     5.373     730     755
-------------------------------------------------------------------------------------------------
Riverside, CA              2      1,437,334         2.42       719,500     5.201     682     706
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                  W.A.
                       Max.     Min.       W.A.       Max.     Remaining   W.A.
                       FICO   Original   Original   Original    Term to    Loan
County Distribution   Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------------
Orange, CA             790     49.54%     72.64%     80.00%       359        1
-------------------------------------------------------------------------------
Los Angeles, CA        795     35.73      69.00      80.00        359        1
-------------------------------------------------------------------------------
King, WA               783     54.17      73.75      80.00        359        1
-------------------------------------------------------------------------------
Santa Clara, CA        770     23.61      63.04      80.00        359        1
-------------------------------------------------------------------------------
Cook, IL               805     41.27      71.28      80.00        359        1
-------------------------------------------------------------------------------
Contra Costa, CA       798     64.62      72.38      80.00        359        1
-------------------------------------------------------------------------------
San Diego, CA          786     26.67      66.01      80.00        359        1
-------------------------------------------------------------------------------
Riverside, CA          762     58.53      63.42      65.57        359        1
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Palm Beach, FL             2       1,398,879        2.35         700,000   5.339     728     729
-------------------------------------------------------------------------------------------------
Utah, UT                   1       1,348,719        2.27       1,350,000   6.250     788     788
-------------------------------------------------------------------------------------------------
Other                     64      31,247,129       52.57         488,469   5.413     621     734
-------------------------------------------------------------------------------------------------
Total:                   110     $59,437,005      100.00%     $  540,619   5.434%    621     737
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Palm Beach, FL         731     16.46      23.25      40.20        359        1
-------------------------------------------------------------------------------
Utah, UT               788     75.00      75.00      75.00        359        1
-------------------------------------------------------------------------------
Other                  803     42.09      74.61      80.00        359        1
-------------------------------------------------------------------------------
Total:                 805     16.46%     71.29%     80.00%       359        1
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

-------------------------------------------------------------------------------------------
                 Number     Aggregate       Percent       Average
                   of        Current       of Loans      Original     W.A.     Min.    W.A.
                Mortgage    Principal    by Principal    Principal    Gross    FICO    FICO
Original LTV      Loans      Balance        Balance       Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------------
15.01 - 20.00       1      $   998,879        1.68%     $1,000,000   5.375%    728     728
-------------------------------------------------------------------------------------------
20.01 - 25.00       1          424,546        0.71         425,000   5.625     731     731
-------------------------------------------------------------------------------------------
25.01 - 30.00       1          440,000        0.74         440,000   5.500     741     741
-------------------------------------------------------------------------------------------
30.01 - 35.00       1          374,590        0.63         375,000   5.500     730     730
-------------------------------------------------------------------------------------------
35.01 - 40.00       1          615,675        1.04         616,350   5.500     729     729
-------------------------------------------------------------------------------------------
40.01 - 45.00       3        1,399,935        2.36         467,864   5.634     702     714
-------------------------------------------------------------------------------------------
45.01 - 50.00       1          487,466        0.82         488,000   5.500     773     773
-------------------------------------------------------------------------------------------
50.01 - 55.00       2        1,500,000        2.52         750,000   5.592     703     760
-------------------------------------------------------------------------------------------
55.01 - 60.00       5        2,533,008        4.26         506,700   5.558     655     745
-------------------------------------------------------------------------------------------
60.01 - 65.00       4        2,999,261        5.05         750,250   5.399     648     701
-------------------------------------------------------------------------------------------
65.01 - 70.00       7        4,132,442        6.95         590,739   5.214     621     705
-------------------------------------------------------------------------------------------
70.01 - 75.00      21       11,587,879       19.50         552,030   5.454     626     735
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                            W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Original LTV    Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------
15.01 - 20.00    728     16.46%     16.46%     16.46%       359        1
-------------------------------------------------------------------------
20.01 - 25.00    731     23.61      23.61      23.61        359        1
-------------------------------------------------------------------------
25.01 - 30.00    741     26.67      26.67      26.67        359        1
-------------------------------------------------------------------------
30.01 - 35.00    730     34.09      34.09      34.09        359        1
-------------------------------------------------------------------------
35.01 - 40.00    729     35.73      35.73      35.73        359        1
-------------------------------------------------------------------------
40.01 - 45.00    731     40.20      41.17      42.09        359        1
-------------------------------------------------------------------------
45.01 - 50.00    773     49.54      49.54      49.54        359        1
-------------------------------------------------------------------------
50.01 - 55.00    803     54.17      54.55      54.84        360        0
-------------------------------------------------------------------------
55.01 - 60.00    788     55.61      57.95      59.57        359        1
-------------------------------------------------------------------------
60.01 - 65.00    735     62.77      63.59      64.62        359        1
-------------------------------------------------------------------------
65.01 - 70.00    784     65.42      67.54      70.00        359        1
-------------------------------------------------------------------------
70.01 - 75.00    795     70.15      73.06      75.00        359        1
-------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
75.01 - 80.00       62      31,943,324       53.74         515,449   5.428     632     745
-------------------------------------------------------------------------------------------
Total:             110     $59,437,005      100.00%     $  540,619   5.434%    621     737
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
75.01 - 80.00    805     76.14      79.44      80.00        359        1
-------------------------------------------------------------------------
Total:           805     16.46%     71.29%     80.00%       359        1
-------------------------------------------------------------------------

W.A.: 71.29%
Lowest: 16.46%
Highest: 80.00%

--------------------------------------------------------------------------------

11. Original Term

------------------------------------------------------------------------------------------
                 Number     Aggregate       Percent      Average
                   of        Current       of Loans      Original     W.A.    Min.    W.A.
                Mortgage    Principal    by Principal   Principal    Gross    FICO    FICO
Original Term     Loans        Balance      Balance      Balance    Coupon   Score   Score
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
360                110     $59,437,005      100.00%      $540,619   5.434%    621     737
------------------------------------------------------------------------------------------
Total:             110     $59,437,005      100.00%      $540,619   5.434%    621     737
------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                            W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Original Term   Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------
-------------------------------------------------------------------------
360              805     16.46%     71.29%     80.00%       359        1
-------------------------------------------------------------------------
Total:           805     16.46%     71.29%     80.00%       359        1
-------------------------------------------------------------------------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-K Group 4
                                    10-1 ARMs

--------------------------------------------------------------------------------

1. Original Balance

---------------------------------------------------------------------------------------------------
                         Number     Aggregate       Percent       Average
                           of        Current       of Loans      Original     W.A.     Min.    W.A.
                        Mortgage    Principal    by Principal    Principal    Gross    FICO    FICO
Original Balance          Loans      Balance        Balance       Balance    Coupon   Score   Score
---------------------------------------------------------------------------------------------------
250,001 - 350,000            5     $ 1,711,263        2.89%     $  342,400   5.576%    654     727
---------------------------------------------------------------------------------------------------
350,001 - 450,000           35      14,018,104       23.68         400,592   5.633     648     741
---------------------------------------------------------------------------------------------------
450,001 - 550,000           27      13,429,057       22.68         497,585   5.624     636     729
---------------------------------------------------------------------------------------------------
550,001 - 650,000           15       9,278,874       15.67         618,824   5.509     671     754
---------------------------------------------------------------------------------------------------
650,001 - 750,000           19      13,230,124       22.35         696,440   5.583     688     746
---------------------------------------------------------------------------------------------------
750,001 - 850,000            2       1,607,171        2.71         804,000   5.560     730     750
---------------------------------------------------------------------------------------------------
850,001 - 950,000            2       1,794,400        3.03         897,200   5.187     762     782
---------------------------------------------------------------------------------------------------
950,001 - 1,050,000          3       2,932,000        4.95         977,667   5.664     669     718
---------------------------------------------------------------------------------------------------
1,150,001 - 1,250,000        1       1,198,747        2.02       1,200,000   5.750     764     764
---------------------------------------------------------------------------------------------------
Total:                     109     $59,199,740      100.00%     $  543,281   5.587%    636     742
---------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                                                                    W.A.
                         Max.     Min.       W.A.       Max.     Remaining    W.A.
                         FICO   Original   Original   Original    Term to     Loan
Original Balance        Score      LTV        LTV       LTV      Maturity     Age
----------------------------------------------------------------------------------
250,001 - 350,000        789     78.08%     82.61%     95.00%       360        0
----------------------------------------------------------------------------------
350,001 - 450,000        809     33.83      71.26      90.00        359        1
----------------------------------------------------------------------------------
450,001 - 550,000        796     21.10      70.43      80.00        359        1
----------------------------------------------------------------------------------
550,001 - 650,000        799     37.14      70.06      80.00        359        1
----------------------------------------------------------------------------------
650,001 - 750,000        790     37.15      70.52      80.00        359        1
----------------------------------------------------------------------------------
750,001 - 850,000        769     79.59      79.76      79.92        360        0
----------------------------------------------------------------------------------
850,001 - 950,000        801     80.00      80.00      80.00        360        0
----------------------------------------------------------------------------------
950,001 - 1,050,000      752     61.77      68.58      79.59        359        1
----------------------------------------------------------------------------------
1,150,001 - 1,250,000    764     65.75      65.75      65.75        359        1
----------------------------------------------------------------------------------
Total:                   809     21.10%     71.30%     95.00%       359        1
----------------------------------------------------------------------------------

Average: $543,281.28
Lowest: $336,000.00
Highest: $1,200,000.00

--------------------------------------------------------------------------------

2. Gross Coupon

--------------------------------------------------------------------------------------------------
                         Number     Aggregate       Percent      Average
                           of        Current       of Loans     Original     W.A.     Min.    W.A.
                        Mortgage    Principal    by Principal   Principal    Gross    FICO    FICO
Gross Coupon              Loans      Balance        Balance      Balance    Coupon   Score   Score
--------------------------------------------------------------------------------------------------
4.626 - 4.750                1     $   451,000        0.76%      $451,000   4.750%    733     733
--------------------------------------------------------------------------------------------------
4.751 - 4.875                2       1,449,324        2.45        725,000   4.875     641     740
--------------------------------------------------------------------------------------------------
4.876 - 5.000                5       3,052,272        5.16        610,608   5.000     726     772
--------------------------------------------------------------------------------------------------
5.001 - 5.125                7       3,482,527        5.88        497,679   5.125     687     722
--------------------------------------------------------------------------------------------------
5.126 - 5.250                6       2,688,264        4.54        448,044   5.250     657     742
--------------------------------------------------------------------------------------------------
5.251 - 5.375               15       8,063,566       13.62        537,873   5.375     668     747
--------------------------------------------------------------------------------------------------
5.376 - 5.500               10       6,043,264       10.21        604,470   5.500     688     744
--------------------------------------------------------------------------------------------------
5.501 - 5.625               16       9,148,700       15.45        572,013   5.625     698     758
--------------------------------------------------------------------------------------------------
5.626 - 5.750               20      11,537,297       19.49        577,068   5.750     670     750
--------------------------------------------------------------------------------------------------
5.751 - 5.875               10       4,877,120        8.24        487,712   5.875     654     724
--------------------------------------------------------------------------------------------------
5.876 - 6.000               11       5,538,307        9.36        503,639   6.000     648     706
--------------------------------------------------------------------------------------------------
6.001 - 6.125                2         907,000        1.53        453,500   6.125     750     776
--------------------------------------------------------------------------------------------------
6.126 - 6.250                1         468,000        0.79        468,000   6.250     690     690
--------------------------------------------------------------------------------------------------
6.251 - 6.375                2       1,007,500        1.70        503,750   6.375     688     741
--------------------------------------------------------------------------------------------------
6.376 - 6.500                1         485,600        0.82        485,600   6.500     636     636
--------------------------------------------------------------------------------------------------
Total:                     109     $59,199,740      100.00%      $543,281   5.587%    636     742
--------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                                                                    W.A.
                         Max.     Min.       W.A.       Max.     Remaining    W.A.
                         FICO   Original   Original   Original    Term to     Loan
Gross Coupon            Score      LTV        LTV       LTV      Maturity     Age
----------------------------------------------------------------------------------
4.626 - 4.750            733     76.51%     76.51%     76.51%       360        0
----------------------------------------------------------------------------------
4.751 - 4.875            801     50.00      68.63      80.00        360        0
----------------------------------------------------------------------------------
4.876 - 5.000            799     45.25      68.21      80.00        360        0
----------------------------------------------------------------------------------
5.001 - 5.125            746     73.03      78.70      80.00        359        1
----------------------------------------------------------------------------------
5.126 - 5.250            801     44.17      72.69      80.00        360        0
----------------------------------------------------------------------------------
5.251 - 5.375            801     21.10      68.41      80.00        359        1
----------------------------------------------------------------------------------
5.376 - 5.500            779     31.06      68.85      80.00        359        1
----------------------------------------------------------------------------------
5.501 - 5.625            798     41.60      70.49      80.00        359        1
----------------------------------------------------------------------------------
5.626 - 5.750            807     33.83      73.17      80.00        359        1
----------------------------------------------------------------------------------
5.751 - 5.875            797     37.15      70.70      95.00        359        1
----------------------------------------------------------------------------------
5.876 - 6.000            765     55.42      71.53      90.00        359        1
----------------------------------------------------------------------------------
6.001 - 6.125            809     64.68      66.87      69.57        359        1
----------------------------------------------------------------------------------
6.126 - 6.250            690     80.00      80.00      80.00        359        1
----------------------------------------------------------------------------------
6.251 - 6.375            776     72.07      73.84      75.00        360        0
----------------------------------------------------------------------------------
6.376 - 6.500            636     80.00      80.00      80.00        360        0
----------------------------------------------------------------------------------
Total:                   809     21.10%     71.30%     95.00%       359        1
----------------------------------------------------------------------------------

W.A.: 5.587%
Lowest: 4.750%
Highest: 6.500%

--------------------------------------------------------------------------------

3. Credit Score

--------------------------------------------------------------------------------------------------
                         Number     Aggregate       Percent      Average
                           of        Current       of Loans     Original     W.A.     Min.    W.A.
                        Mortgage    Principal    by Principal   Principal    Gross    FICO    FICO
Credit Score              Loans      Balance        Balance      Balance    Coupon   Score   Score
--------------------------------------------------------------------------------------------------
800 - 824                    5     $ 2,506,593        4.23%      $501,400   5.358%    801     803
--------------------------------------------------------------------------------------------------
775 - 799                   26      13,927,072       23.53        535,889   5.554     775     787
--------------------------------------------------------------------------------------------------
750 - 774                   21      13,183,857       22.27        627,968   5.601     750     762
--------------------------------------------------------------------------------------------------
725 - 749                   19      10,895,680       18.40        573,700   5.496     725     734
--------------------------------------------------------------------------------------------------
700 - 724                   16       7,727,783       13.05        483,092   5.657     700     713
--------------------------------------------------------------------------------------------------
675 - 699                   10       5,026,487        8.49        502,695   5.722     679     690
--------------------------------------------------------------------------------------------------
650 - 674                    9       4,519,344        7.63        502,211   5.677     651     665
--------------------------------------------------------------------------------------------------
625 - 649                    3       1,412,924        2.39        471,200   5.734     636     641
--------------------------------------------------------------------------------------------------
Total:                     109     $59,199,740      100.00%      $543,281   5.587%    636     742
--------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                                                                    W.A.
                         Max.     Min.       W.A.       Max.     Remaining    W.A.
                         FICO   Original   Original   Original    Term to     Loan
Credit Score            Score      LTV        LTV       LTV      Maturity     Age
----------------------------------------------------------------------------------
800 - 824                809     66.10%     75.48%     80.00%       359        1
----------------------------------------------------------------------------------
775 - 799                799     21.10      66.03      80.00        359        1
----------------------------------------------------------------------------------
750 - 774                773     31.06      68.53      80.00        359        1
----------------------------------------------------------------------------------
725 - 749                746     54.90      76.51      80.00        359        1
----------------------------------------------------------------------------------
700 - 724                723     55.42      73.83      80.00        359        1
----------------------------------------------------------------------------------
675 - 699                698     52.94      72.15      80.00        359        1
----------------------------------------------------------------------------------
650 - 674                673     63.55      75.53      95.00        359        1
----------------------------------------------------------------------------------
625 - 649                648     50.00      71.01      90.00        359        1
----------------------------------------------------------------------------------
Total:                   809     21.10%     71.30%     95.00%       359        1
----------------------------------------------------------------------------------

W.A.: 742
Lowest: 636
Highest: 809

--------------------------------------------------------------------------------

4. Index

-----------------------------------------------------------------------------------
          Number     Aggregate       Percent      Average
            of        Current       of Loans     Original     W.A.     Min.    W.A.
         Mortgage    Principal    by Principal   Principal    Gross    FICO    FICO
Index      Loans      Balance        Balance      Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------
12ML        109     $59,199,740      100.00%      $543,281   5.587%    636     742
-----------------------------------------------------------------------------------
Total:      109     $59,199,740      100.00%      $543,281   5.587%    636     742
-----------------------------------------------------------------------------------

------------------------------------------------------------------
                                                     W.A.
          Max.     Min.       W.A.       Max.     Remaining   W.A.
          FICO   Original   Original   Original    Term to    Loan
Index    Score      LTV       LTV         LTV     Maturity     Age
------------------------------------------------------------------
12ML      809     21.10%     71.30%     95.00%       359        1
------------------------------------------------------------------
Total:    809     21.10%     71.30%     95.00%       359        1
------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

------------------------------------------------------------------------------------------------
                       Number     Aggregate       Percent      Average
                         of        Current       of Loans     Original     W.A.     Min.    W.A.
                      Mortgage    Principal    by Principal   Principal    Gross    FICO   FICO
Loan Purpose            Loans      Balance        Balance      Balance    Coupon   Score   Score
------------------------------------------------------------------------------------------------
Purchase                  69     $38,856,702      65.64%       $563,359   5.531%     636    750
------------------------------------------------------------------------------------------------
Refinance-Rate/Term       23      12,264,512      20.72         533,339   5.591      641    724
------------------------------------------------------------------------------------------------
Refinance-Cashout         17       8,078,526      13.65         475,241   5.850      651    731
------------------------------------------------------------------------------------------------
Total:                   109     $59,199,740     100.00%       $543,281   5.587%     636    742
------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                  W.A.
                       Max.     Min.       W.A.       Max.     Remaining   W.A.
                       FICO   Original   Original   Original    Term to    Loan
Loan Purpose          Score      LTV       LTV         LTV     Maturity     Age
-------------------------------------------------------------------------------
Purchase               807     21.10%     74.03%     95.00%       359        1
-------------------------------------------------------------------------------
Refinance-Rate/Term    798     33.83      65.78      90.00        359        1
-------------------------------------------------------------------------------
Refinance-Cashout      809     31.06      66.55      80.00        359        1
-------------------------------------------------------------------------------
Total:                 809     21.10%     71.30%     95.00%       359        1
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

------------------------------------------------------------------------------------------
                 Number     Aggregate       Percent      Average
                   of        Current       of Loans      Original    W.A.     Min.    W.A.
------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                            W.A.
                 Max.      Min.      W.A.       Max.     Remaining   W.A.
-------------------------------------------------------------------------


------------------------------------------------------------------------------------------
                Mortgage    Principal    by Principal   Principal    Gross    FICO    FICO
Property Type     Loans      Balance        Balance      Balance    Coupon   Score   Score
------------------------------------------------------------------------------------------
SFR                 69     $37,810,999       63.87%      $548,146   5.625%    636     746
------------------------------------------------------------------------------------------
PUD Detach          30      16,190,368       27.35        539,769   5.538     648     729
------------------------------------------------------------------------------------------
Condo                9       4,702,929        7.94        522,945   5.477     711     761
------------------------------------------------------------------------------------------
PUD Attach           1         495,444        0.84        496,000   5.375     668     668
------------------------------------------------------------------------------------------
Total:             109     $59,199,740      100.00%      $543,281   5.587%    636     742
------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                 FICO   Original   Original   Original    Term to    Loan
Property Type   Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------
SFR              809     21.10%     69.78%     80.00%       359        1
-------------------------------------------------------------------------
PUD Detach       801     44.17      73.14      95.00        359        1
-------------------------------------------------------------------------
Condo            799     64.91      76.26      80.00        359        1
-------------------------------------------------------------------------
PUD Attach       668     80.00      80.00      80.00        359        1
-------------------------------------------------------------------------
Total:           809     21.10%     71.30%     95.00%       359        1
-------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

---------------------------------------------------------------------------------------------
                    Number     Aggregate       Percent      Average
                      of        Current       of Loans      Original    W.A.     Min.    W.A.
                   Mortgage    Principal    by Principal   Principal    Gross    FICO    FICO
Occupancy Status     Loans      Balance        Balance      Balance    Coupon   Score   Score
---------------------------------------------------------------------------------------------
Primary                99     $53,530,350       90.42%      $540,878   5.563%    641     742
---------------------------------------------------------------------------------------------
Secondary               9       5,061,890        8.55        562,577   5.748     636     732
---------------------------------------------------------------------------------------------
Investor                1         607,500        1.03        607,500   6.375     776     776
---------------------------------------------------------------------------------------------
Total:                109     $59,199,740      100.00%      $543,281   5.587%    636     742
---------------------------------------------------------------------------------------------

----------------------------------------------------------------------------
                                                               W.A.
                    Max.      Min.      W.A.       Max.     Remaining   W.A.
                    FICO   Original   Original   Original    Term to    Loan
Occupancy Status   Score      LTV        LTV        LTV      Maturity    Age
----------------------------------------------------------------------------
Primary             809     21.10%     71.90%     95.00%       359        1
----------------------------------------------------------------------------
Secondary           782     31.06      64.53      80.00        359        1
----------------------------------------------------------------------------
Investor            776     75.00      75.00      75.00        360        0
----------------------------------------------------------------------------
Total:              809     21.10%     71.30%     95.00%       359        1
----------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

-----------------------------------------------------------------------------------------------
                        Number     Aggregate     Percent      Average
                          of        Current      of Loans     Original    W.A.     Min.    W.A.
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                   W.A.
                        Max.      Min.      W.A.       Max.     Remaining   W.A.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                                    by
Geographic             Mortgage    Principal    Principal    Principal    Gross    FICO    FICO
Distribution             Loans      Balance      Balance      Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------------------
California                 46     $26,224,519     44.30%      $570,261   5.705%    636     748
-----------------------------------------------------------------------------------------------
District of Columbia       12       6,849,624     11.57        571,223   5.362     671     749
-----------------------------------------------------------------------------------------------
Virginia                   13       5,732,654      9.68        441,052   5.396     668     726
-----------------------------------------------------------------------------------------------
Maryland                    8       3,673,506      6.21        459,365   5.135     641     713
-----------------------------------------------------------------------------------------------
Florida                     6       3,598,618      6.08        599,908   5.646     684     742
-----------------------------------------------------------------------------------------------
Colorado                    6       3,483,530      5.88        580,667   5.707     669     707
-----------------------------------------------------------------------------------------------
Arizona                     2       1,236,771      2.09        619,000   5.849     739     758
-----------------------------------------------------------------------------------------------
South Carolina              2       1,148,000      1.94        574,000   5.500     688     716
-----------------------------------------------------------------------------------------------
North Carolina              3       1,107,808      1.87        369,413   5.746     700     763
-----------------------------------------------------------------------------------------------
Texas                       2         999,920      1.69        499,960   5.650     763     777
-----------------------------------------------------------------------------------------------
Georgia                     1         900,000      1.52        900,000   4.875     801     801
-----------------------------------------------------------------------------------------------
Nevada                      2         812,589      1.37        406,295   5.947     654     690
-----------------------------------------------------------------------------------------------
Illinois                    1         750,000      1.27        750,000   5.750     786     786
-----------------------------------------------------------------------------------------------
New York                    1         679,200      1.15        679,200   5.625     734     734
-----------------------------------------------------------------------------------------------
Massachusetts               1         675,000      1.14        675,000   5.625     767     767
-----------------------------------------------------------------------------------------------
Connecticut                 1         550,000      0.93        550,000   6.000     765     765
-----------------------------------------------------------------------------------------------
New Jersey                  1         400,000      0.68        400,000   5.375     766     766
-----------------------------------------------------------------------------------------------
Ohio                        1         378,000      0.64        378,000   6.000     648     648
-----------------------------------------------------------------------------------------------
Total:                    109     $59,199,740    100.00%      $543,281   5.587%    636     742
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Geographic              FICO   Original   Original   Original    Term to    Loan
Distribution           Score      LTV        LTV        LTV      Maturity    Age
--------------------------------------------------------------------------------
California              809     21.10%     69.38%     80.00%       359        1
--------------------------------------------------------------------------------
District of Columbia    799     37.14      74.37      80.00        359        1
--------------------------------------------------------------------------------
Virginia                778     71.82      78.57      80.00        359        1
--------------------------------------------------------------------------------
Maryland                776     50.00      71.36      80.00        360        0
--------------------------------------------------------------------------------
Florida                 790     52.94      66.74      79.94        359        1
--------------------------------------------------------------------------------
Colorado                801     33.83      66.67      79.37        359        1
--------------------------------------------------------------------------------
Arizona                 770     78.78      79.52      80.00        359        1
--------------------------------------------------------------------------------
South Carolina          753     31.06      51.31      66.77        359        1
--------------------------------------------------------------------------------
North Carolina          797     50.50      69.25      80.00        360        0
--------------------------------------------------------------------------------
Texas                   801     80.00      80.00      80.00        360        0
--------------------------------------------------------------------------------
Georgia                 801     80.00      80.00      80.00        360        0
--------------------------------------------------------------------------------
Nevada                  716     66.28      78.37      95.00        360        0
--------------------------------------------------------------------------------
Illinois                786     75.00      75.00      75.00        359        1
--------------------------------------------------------------------------------
New York                734     80.00      80.00      80.00        359        1
--------------------------------------------------------------------------------
Massachusetts           767     69.95      69.95      69.95        359        1
--------------------------------------------------------------------------------
Connecticut             765     73.33      73.33      73.33        359        1
--------------------------------------------------------------------------------
New Jersey              766     62.99      62.99      62.99        360        0
--------------------------------------------------------------------------------
Ohio                    648     90.00      90.00      90.00        359        1
--------------------------------------------------------------------------------
Total:                  809     21.10%     71.30%     95.00%       359        1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

-------------------------------------------------------------------------------------------------
                        Number     Aggregate       Percent      Average
                          of        Current       of Loans      Original    W.A.     Min.    W.A.
                       Mortgage    Principal    by Principal   Principal    Gross    FICO    FICO
County Distribution      Loans      Balance        Balance      Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------------------
Dist Of Columbia, DC       12     $ 6,849,624       11.57%      $571,223    5.362%   671     749
-------------------------------------------------------------------------------------------------
Los Angeles, CA            10       5,242,483        8.86        524,410    5.628    688     752
-------------------------------------------------------------------------------------------------
Contra Costa, CA            5       2,819,071        4.76        563,980    5.849    714     759
-------------------------------------------------------------------------------------------------
San Mateo, CA               4       2,593,119        4.38        648,700    5.683    742     761
-------------------------------------------------------------------------------------------------
Santa Clara, CA             4       2,156,140        3.64        539,175    5.727    751     767
-------------------------------------------------------------------------------------------------
Orange, CA                  3       2,025,000        3.42        675,333    5.434    752     757
-------------------------------------------------------------------------------------------------
San Francisco, CA           3       1,786,273        3.02        595,667    5.788    732     770
-------------------------------------------------------------------------------------------------
Fairfax, VA                 4       1,663,444        2.81        416,000    5.466    668     717
-------------------------------------------------------------------------------------------------
Marin, CA                   2       1,521,000        2.57        760,500    5.533    731     746
-------------------------------------------------------------------------------------------------
Loudon, VA                  3       1,514,470        2.56        504,823    5.074    721     727
-------------------------------------------------------------------------------------------------
Other                      59      31,029,115       52.41        526,017    5.621    636     733
-------------------------------------------------------------------------------------------------
Total:                    109     $59,199,740      100.00%      $543,281    5.587%   636     742
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                   W.A.
                        Max.     Min.       W.A.       Max.     Remaining   W.A.
                        FICO   Original   Original   Original    Term to    Loan
County Distribution    Score     LTV         LTV        LTV      Maturity    Age
--------------------------------------------------------------------------------
Dist Of Columbia, DC    799      37.14%     74.37%    80.00%       359        1
--------------------------------------------------------------------------------
Los Angeles, CA         807      64.24      75.63     80.00        359        1
--------------------------------------------------------------------------------
Contra Costa, CA        798      58.69      70.96     79.59        360        0
--------------------------------------------------------------------------------
San Mateo, CA           796      41.60      62.96     80.00        359        1
--------------------------------------------------------------------------------
Santa Clara, CA         796      21.10      53.07     80.00        359        1
--------------------------------------------------------------------------------
Orange, CA              773      44.17      61.63     80.00        359        1
--------------------------------------------------------------------------------
San Francisco, CA       809      54.90      67.79     80.00        359        1
--------------------------------------------------------------------------------
Fairfax, VA             760      71.82      77.73     80.00        359        1
--------------------------------------------------------------------------------
Marin, CA               773      68.72      75.60     79.59        360        0
--------------------------------------------------------------------------------
Loudon, VA              733      79.99      80.00     80.00        359        1
--------------------------------------------------------------------------------
Other                   801      31.06      71.73     95.00        359        1
--------------------------------------------------------------------------------
Total:                  809      21.10%     71.30%    95.00%       359        1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

------------------------------------------------------------------------------------------
                 Number     Aggregate       Percent      Average
                   of        Current       of Loans      Original    W.A.     Min.    W.A.
                Mortgage    Principal    by Principal   Principal    Gross    FICO    FICO
Original LTV      Loans      Balance        Balance      Balance    Coupon   Score   Score
------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                            W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Original LTV    Score     LTV         LTV        LTV      Maturity    Age
-------------------------------------------------------------------------

------------------------------------------------------------------------------------------
20.01 - 25.00        1     $   499,440        0.84%      $500,000    5.375%   796     796
------------------------------------------------------------------------------------------
30.01 - 35.00        2         946,530        1.60        473,500    5.619    753     764
------------------------------------------------------------------------------------------
35.01 - 40.00        2       1,318,700        2.23        659,350    5.690    751     765
------------------------------------------------------------------------------------------
40.01 - 45.00        2         929,572        1.57        465,000    5.411    773     783
------------------------------------------------------------------------------------------
45.01 - 50.00        2       1,239,324        2.09        620,000    4.945    641     723
------------------------------------------------------------------------------------------
50.01 - 55.00        4       2,153,568        3.64        538,500    5.613    692     754
------------------------------------------------------------------------------------------
55.01 - 60.00        3       1,684,600        2.85        561,533    5.550    715     755
------------------------------------------------------------------------------------------
60.01 - 65.00        9       5,546,171        9.37        616,444    5.684    651     734
------------------------------------------------------------------------------------------
65.01 - 70.00       10       5,591,290        9.44        559,338    5.680    679     750
------------------------------------------------------------------------------------------
70.01 - 75.00       15       7,984,737       13.49        532,367    5.790    662     732
------------------------------------------------------------------------------------------
75.01 - 80.00       57      30,585,808       51.67        536,780    5.521    636     742
------------------------------------------------------------------------------------------
85.01 - 90.00        1         378,000        0.64        378,000    6.000    648     648
------------------------------------------------------------------------------------------
90.01 - 95.00        1         342,000        0.58        342,000    5.875    654     654
------------------------------------------------------------------------------------------
Total:             109     $59,199,740      100.00%      $543,281    5.587%   636     742
------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
-------------------------------------------------------------------------
20.01 - 25.00    796      21.10%    21.10%     21.10%       359        1
-------------------------------------------------------------------------
30.01 - 35.00    776      31.06     32.38      33.83        359        1
-------------------------------------------------------------------------
35.01 - 40.00    779      37.14     37.15      37.15        359        1
-------------------------------------------------------------------------
40.01 - 45.00    796      41.60     43.07      44.17        359        1
-------------------------------------------------------------------------
45.01 - 50.00    789      45.25     47.36      50.00        360        0
-------------------------------------------------------------------------
50.01 - 55.00    798      50.50     52.48      54.90        359        1
-------------------------------------------------------------------------
55.01 - 60.00    798      55.42     57.87      60.00        360        0
-------------------------------------------------------------------------
60.01 - 65.00    785      61.54     63.39      64.91        359        1
-------------------------------------------------------------------------
65.01 - 70.00    809      65.75     67.75      70.00        359        1
-------------------------------------------------------------------------
70.01 - 75.00    792      70.61     73.79      75.00        359        1
-------------------------------------------------------------------------
75.01 - 80.00    801      75.10     79.62      80.00        359        1
-------------------------------------------------------------------------
85.01 - 90.00    648      90.00     90.00      90.00        359        1
-------------------------------------------------------------------------
90.01 - 95.00    654      95.00     95.00      95.00        360        0
-------------------------------------------------------------------------
Total:           809      21.10%    71.30%     95.00%       359        1
-------------------------------------------------------------------------

W.A.: 71.30%
Lowest: 21.10%
Highest: 95.00%

--------------------------------------------------------------------------------

11. Original Term

------------------------------------------------------------------------------------------
                 Number    Aggregate       Percent       Average
                   of       Current        of Loans     Original     W.A.     Min.   W.A.
                Mortgage   Principal     by Principal   Principal   Gross     FICO   FICO
Original Term     Loans     Balance        Balance       Balance    Coupon   Score   Score
------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                           W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Original Term   Score      LTV       LTV         LTV     Maturity    Age
-------------------------------------------------------------------------

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
360                109     $59,199,740      100.00%      $543,281    5.587%   636     742
------------------------------------------------------------------------------------------
Total:             109     $59,199,740      100.00%      $543,281    5.587%   636     742
------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
-------------------------------------------------------------------------
360              809     21.10%     71.30%     95.00%       359        1
-------------------------------------------------------------------------
Total:           809     21.10%     71.30%     95.00%       359        1
-------------------------------------------------------------------------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                  BoAMS 2004-K
                                 Total Combined

--------------------------------------------------------------------------------

1. Original Balance

-------------------------------------------------------------------------------------------------
                                                   Percent
                         Number      Aggregate     of Loans     Average
                           of         Current         by        Original    W.A.     Min.    W.A.
                        Mortgage     Principal    Principal    Principal    Gross    FICO    FICO
Original Balance          Loans       Balance      Balance      Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------------------
<= 250,000                  42     $  7,075,996      1.16%    $  168,491   5.346%    625     723
-------------------------------------------------------------------------------------------------
250,001 - 350,000           77       25,225,403       4.14       327,857   5.207     621     731
-------------------------------------------------------------------------------------------------
350,001 - 450,000          467      185,873,332      30.49       399,617   5.122     620     730
-------------------------------------------------------------------------------------------------
450,001 - 550,000          292      145,375,084      23.85       498,043   5.076     623     731
-------------------------------------------------------------------------------------------------
550,001 - 650,000          173      104,283,361      17.11       603,091   5.088     629     731
-------------------------------------------------------------------------------------------------
650,001 - 750,000           84       59,251,051       9.72       705,569   5.165     621     739
-------------------------------------------------------------------------------------------------
750,001 - 850,000           28       22,594,313       3.71       807,125   5.032     645     752
-------------------------------------------------------------------------------------------------
850,001 - 950,000           21       18,948,808       3.11       902,433   4.920     636     740
-------------------------------------------------------------------------------------------------
950,001 - 1,050,000         22       21,697,638       3.56       987,993   5.148     669     747
-------------------------------------------------------------------------------------------------
1,050,001 - 1,150,000        4        4,475,385       0.73     1,119,750   5.403     735     760
-------------------------------------------------------------------------------------------------
1,150,001 - 1,250,000        4        4,887,561       0.80     1,222,500   5.570     754     764
-------------------------------------------------------------------------------------------------
1,250,001 - 1,350,000        2        2,632,619       0.43     1,316,950   5.762     734     762
-------------------------------------------------------------------------------------------------
1,350,001 - 1,450,000        2        2,705,700       0.44     1,352,850   5.313     765     775
-------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------

                                                                    W.A.
                         Max.     Min.       W.A.       Max.     Remaining   W.A.
                         FICO   Original   Original   Original    Term to    Loan
Original Balance        Score      LTV        LTV        LTV      Maturity    Age
---------------------------------------------------------------------------------
<= 250,000               795     41.24%     75.93%     95.00%       358        2
---------------------------------------------------------------------------------
250,001 - 350,000        816     39.02      76.08      95.00        359        1
---------------------------------------------------------------------------------
350,001 - 450,000        813     12.89      73.01      95.00        359        1
---------------------------------------------------------------------------------
450,001 - 550,000        815     15.68      73.27      95.00        359        1
---------------------------------------------------------------------------------
550,001 - 650,000        813     23.57      71.44      80.00        358        1
---------------------------------------------------------------------------------
650,001 - 750,000        837     36.58      70.39      85.00        359        1
---------------------------------------------------------------------------------
750,001 - 850,000        805     24.24      70.11      80.00        359        1
---------------------------------------------------------------------------------
850,001 - 950,000        801     50.70      73.22      80.00        359        1
---------------------------------------------------------------------------------
950,001 - 1,050,000      806     16.46      62.47      80.00        359        1
---------------------------------------------------------------------------------
1,050,001 - 1,150,000    791     53.49      66.45      80.00        359        1
---------------------------------------------------------------------------------
1,150,001 - 1,250,000    773     62.50      68.64      76.27        359        1
---------------------------------------------------------------------------------
1,250,001 - 1,350,000    788     64.20      69.73      75.00        359        1
---------------------------------------------------------------------------------
1,350,001 - 1,450,000    785     35.66      50.31      65.00        359        1
---------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
1,450,001 - 1,550,000         3       4,495,000       0.74     1,498,333   5.000     747     783
-------------------------------------------------------------------------------------------------
Total:                    1,221    $609,521,251    100.00%    $  499,971   5.115%    620     734
-------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
1,450,001 - 1,550,000    813     53.52      66.17      80.00        359        1
---------------------------------------------------------------------------------
Total:                   837     12.89%     71.99%     95.00%       359        1
---------------------------------------------------------------------------------

Average: $499,970.54
Lowest: $70,150.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

2. Gross Coupon

---------------------------------------------------------------------------------------
                                          Percent
                 Number     Aggregate    of Loans     Average
                   of        Current        by        Original     W.A.    Min.    W.A.
                Mortgage    Principal    Principal   Principal    Gross    FICO    FICO
Gross Coupon      Loans      Balance      Balance     Balance    Coupon   Score   Score
---------------------------------------------------------------------------------------
3.376 - 3.500        2     $ 1,600,806      0.26%     $800,403    3.500%   642     695
---------------------------------------------------------------------------------------
3.501 - 3.625        1         541,000      0.09       541,000    3.625    689     689
---------------------------------------------------------------------------------------
3.626 - 3.750        4       2,625,135      0.43       656,600    3.750    709     741
---------------------------------------------------------------------------------------
3.751 - 3.875        3       1,665,402      0.27       555,333    3.875    676     762
---------------------------------------------------------------------------------------
3.876 - 4.000        3       1,588,394      0.26       529,733    4.000    706     755
---------------------------------------------------------------------------------------
4.001 - 4.125        2         985,673      0.16       493,125    4.125    650     669
---------------------------------------------------------------------------------------
4.126 - 4.250       10       5,581,023      0.92       558,371    4.250    684     738
---------------------------------------------------------------------------------------
4.251 - 4.375       18       9,326,021      1.53       518,679    4.375    651     741
---------------------------------------------------------------------------------------
4.376 - 4.500       54      26,198,158      4.30       485,302    4.500    631     731
---------------------------------------------------------------------------------------
4.501 - 4.625       50      26,288,583      4.31       525,969    4.625    626     751
---------------------------------------------------------------------------------------
4.626 - 4.750       97      49,782,368      8.17       515,494    4.750    626     745
---------------------------------------------------------------------------------------
4.751 - 4.875      164      80,358,785     13.18       490,316    4.875    624     740
---------------------------------------------------------------------------------------

-------------------------------------------------------------------------

                                                            W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Gross Coupon    Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------
3.376 - 3.500    767     75.00%     77.12%     80.00%       360        0
-------------------------------------------------------------------------
3.501 - 3.625    689     65.18      65.18      65.18        360        0
-------------------------------------------------------------------------
3.626 - 3.750    788     72.97      78.19      80.00        360        0
-------------------------------------------------------------------------
3.751 - 3.875    803     79.78      79.95      80.00        360        0
-------------------------------------------------------------------------
3.876 - 4.000    784     49.24      67.41      80.00        360        0
-------------------------------------------------------------------------
4.001 - 4.125    697     80.00      86.22      95.00        360        0
-------------------------------------------------------------------------
4.126 - 4.250    782     47.12      69.54      80.00        359        1
-------------------------------------------------------------------------
4.251 - 4.375    795     24.24      67.43      80.00        359        1
-------------------------------------------------------------------------
4.376 - 4.500    816     30.36      73.77      95.00        359        1
-------------------------------------------------------------------------
4.501 - 4.625    810     36.58      71.98      90.00        359        1
-------------------------------------------------------------------------
4.626 - 4.750    837     38.60      73.36      90.00        359        1
-------------------------------------------------------------------------
4.751 - 4.875    814     25.64      74.21      90.00        359        1
-------------------------------------------------------------------------

----------------------------------------------------------------------------------------
4.876 - 5.000       164      80,945,597     13.28       493,744    5.000    621     739
----------------------------------------------------------------------------------------
5.001 - 5.125       115      57,955,846      9.51       504,208    5.125    622     723
----------------------------------------------------------------------------------------
5.126 - 5.250       145      71,634,127     11.75       494,927    5.250    626     729
----------------------------------------------------------------------------------------
5.251 - 5.375       136      68,052,038     11.16       500,648    5.375    621     732
----------------------------------------------------------------------------------------
5.376 - 5.500        99      47,957,097      7.87       484,599    5.500    621     731
----------------------------------------------------------------------------------------
5.501 - 5.625        49      23,513,347      3.86       487,622    5.625    620     731
----------------------------------------------------------------------------------------
5.626 - 5.750        50      23,425,460      3.84       468,645    5.750    644     730
----------------------------------------------------------------------------------------
5.751 - 5.875        30      15,863,560      2.60       528,884    5.875    629     717
----------------------------------------------------------------------------------------
5.876 - 6.000        13       6,626,307      1.09       509,848    6.000    648     704
----------------------------------------------------------------------------------------
6.001 - 6.125         3       1,307,500      0.21       435,833    6.125    736     764
----------------------------------------------------------------------------------------
6.126 - 6.250         5       3,776,533      0.62       755,800    6.250    630     749
----------------------------------------------------------------------------------------
6.251 - 6.375         3       1,436,890      0.24       478,963    6.375    688     756
----------------------------------------------------------------------------------------
6.376 - 6.500         1         485,600      0.08       485,600    6.500    636     636
----------------------------------------------------------------------------------------
Total:            1,221    $609,521,251    100.00%     $499,971    5.115%   620     734
----------------------------------------------------------------------------------------

-------------------------------------------------------------------------
4.876 - 5.000    813     15.68      70.78      95.00        359        1
-------------------------------------------------------------------------
5.001 - 5.125    809     37.39      70.84      90.00        357        1
-------------------------------------------------------------------------
5.126 - 5.250    813     26.44      71.16      90.00        359        1
-------------------------------------------------------------------------
5.251 - 5.375    808     12.89      70.68      95.00        359        1
-------------------------------------------------------------------------
5.376 - 5.500    811     26.67      72.23      95.00        359        1
-------------------------------------------------------------------------
5.501 - 5.625    798     23.61      70.81      95.00        359        1
-------------------------------------------------------------------------
5.626 - 5.750    807     33.83      74.08      95.00        359        1
-------------------------------------------------------------------------
5.751 - 5.875    797     37.15      70.24      95.00        359        1
-------------------------------------------------------------------------
5.876 - 6.000    765     55.42      72.32      90.00        359        1
-------------------------------------------------------------------------
6.001 - 6.125    809     64.68      73.96      90.00        359        1
-------------------------------------------------------------------------
6.126 - 6.250    788     57.25      74.72      80.00        359        1
-------------------------------------------------------------------------
6.251 - 6.375    791     72.07      78.67      90.00        359        1
-------------------------------------------------------------------------
6.376 - 6.500    636     80.00      80.00      80.00        360        0
-------------------------------------------------------------------------
Total:           837     12.89%     71.99%     95.00%       359        1
-------------------------------------------------------------------------

W.A.: 5.115%
Lowest: 3.500%
Highest: 6.500%

--------------------------------------------------------------------------------

3. Credit Score

------------------------------------------------------------------------------------------
                Number      Aggregate       Percent      Average
                  of         Current       of Loans      Original    W.A.     Min.    W.A.
               Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO
Credit Score     Loans       Balance        Balance      Balance    Coupon   Score   Score
------------------------------------------------------------------------------------------

------------------------------------------------------------------------
                                                           W.A.
                Max.     Min.       W.A.       Max.     Remaining   W.A.
                FICO   Original   Original   Original    Term to    Loan
Credit Score   Score      LTV        LTV        LTV      Maturity    Age
------------------------------------------------------------------------

------------------------------------------------------------------------------------------
825 - 849            1    $    724,088        0.12%     $725,000    4.750%     837    837
------------------------------------------------------------------------------------------
800 - 824           40      22,124,611        3.63       553,257    5.025      800    806
------------------------------------------------------------------------------------------
775 - 799          218     113,694,081       18.65       524,056    5.068      775    786
------------------------------------------------------------------------------------------
750 - 774          240     126,909,222       20.82       529,027    5.109      750    763
------------------------------------------------------------------------------------------
725 - 749          217     105,684,967       17.34       487,234    5.121      725    738
------------------------------------------------------------------------------------------
700 - 724          197      94,809,445       15.55       481,426    5.107      700    712
------------------------------------------------------------------------------------------
675 - 699          120      58,866,427        9.66       490,763    5.148      675    688
------------------------------------------------------------------------------------------
650 - 674          117      53,934,137        8.85       462,840    5.229      650    663
------------------------------------------------------------------------------------------
625 - 649           54      25,441,165        4.17       471,254    5.117      625    637
------------------------------------------------------------------------------------------
600 - 624           10       4,246,018        0.70       424,767    5.297      620    622
------------------------------------------------------------------------------------------
Not Scored           7       3,087,090        0.51       441,151    5.014    *****      0
------------------------------------------------------------------------------------------
Total:           1,221    $609,521,251      100.00%     $499,971    5.115%     620    734
------------------------------------------------------------------------------------------

------------------------------------------------------------------------
825 - 849       837     52.73%     52.73%     52.73%       359        1
------------------------------------------------------------------------
800 - 824       816     30.36      67.53      80.00        359        1
------------------------------------------------------------------------
775 - 799       799     21.10      71.58      95.00        359        1
------------------------------------------------------------------------
750 - 774       774     31.06      71.91      90.00        359        1
------------------------------------------------------------------------
725 - 749       749     12.89      71.15      95.00        358        1
------------------------------------------------------------------------
700 - 724       724     25.64      72.41      95.00        359        1
------------------------------------------------------------------------
675 - 699       699     27.19      73.89      95.00        359        1
------------------------------------------------------------------------
650 - 674       674     44.19      73.28      95.00        359        1
------------------------------------------------------------------------
625 - 649       649     37.74      71.98      95.00        359        1
------------------------------------------------------------------------
600 - 624       624     59.73      76.48      95.00        359        1
------------------------------------------------------------------------
Not Scored        0     65.99      77.34      90.00        359        1
------------------------------------------------------------------------
Total:          837     12.89%     71.99%     95.00%       359        1
------------------------------------------------------------------------

W.A.: 734
Lowest: 620
Highest: 837

--------------------------------------------------------------------------------

4. Index

------------------------------------------------------------------------------------
          Number      Aggregate       Percent      Average
            of         Current       of Loans      Original    W.A.     Min.    W.A.
         Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO
Index      Loans       Balance        Balance      Balance    Coupon   Score   Score
------------------------------------------------------------------------------------
12ML       1,221    $609,521,251      100.00%     $499,971    5.115%    620     734
------------------------------------------------------------------------------------

------------------------------------------------------------------
                                                     W.A.
          Max.     Min.       W.A.       Max.     Remaining   W.A.
          FICO   Original   Original   Original    Term to    Loan
Index    Score      LTV        LTV        LTV      Maturity    Age
------------------------------------------------------------------
12ML      837     12.89%     71.99%     95.00%       359        1
------------------------------------------------------------------

------------------------------------------------------------------------------------
Total:     1,221    $609,521,251      100.00%     $499,971    5.115%    620     734
------------------------------------------------------------------------------------

------------------------------------------------------------------
Total:    837     12.89%     71.99%     95.00%       359        1
------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

------------------------------------------------------------------------------------------------
                                                   Percent
                       Number      Aggregate      of Loans     Average
                         of         Current           by       Original    W.A.     Min.    W.A.
                      Mortgage     Principal      Principal   Principal   Gross     FICO    FICO
Loan Purpose            Loans       Balance        Balance      Balance   Coupon   Score   Score
------------------------------------------------------------------------------------------------
Purchase                  708    $353,344,426       57.97%     $499,980   5.044%    621     742
------------------------------------------------------------------------------------------------
Refinance-Rate/Term       285     148,036,270       24.29       519,629   5.189     621     722
------------------------------------------------------------------------------------------------
Refinance-Cashout         228     108,140,555       17.74       475,367   5.246     620     725
------------------------------------------------------------------------------------------------
Total:                  1,221    $609,521,251      100.00%     $499,971   5.115%    620     734
------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                  W.A.
                       Max.     Min.       W.A.       Max.     Remaining   W.A.
                       FICO   Original   Original   Original    Term to    Loan
Loan Purpose          Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------------
Purchase               837     21.10%     76.21%     95.00%       359        1
-------------------------------------------------------------------------------
Refinance-Rate/Term    813     12.89      65.77      91.48        359        1
-------------------------------------------------------------------------------
Refinance-Cashout      813     26.44      66.69      90.00        358        1
-------------------------------------------------------------------------------
Total:                 837     12.89%     71.99%     95.00%       359        1
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

--------------------------------------------------------------------------------------------
                 Number      Aggregate       Percent      Average
                   of         Current       of Loans     Original     W.A.     Min.    W.A.
                Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO
Property Type     Loans       Balance        Balance      Balance    Coupon   Score   Score
--------------------------------------------------------------------------------------------
SFR                 726    $365,154,289       59.91%      $503,573   5.140%    620     733
-------------------------------------------------------------------------------------------
PUD Detach          286     146,049,470       23.96        510,834   5.060     624     733
-------------------------------------------------------------------------------------------
Condo               162      75,603,391       12.40        469,424   5.101     622     739
------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                           W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Property Type   Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------
SFR              837     12.89%     70.98%     95.00%       359        1
-------------------------------------------------------------------------
PUD Detach       815     15.68      71.86      95.00        359        1
-------------------------------------------------------------------------
Condo            816     38.42      76.09      95.00        359        1
-------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
PUD Attach           31      12,621,069        2.07         407,274   4.950     624     742
--------------------------------------------------------------------------------------------
2-Family              6       3,698,237        0.61         617,000   5.045     674     744
--------------------------------------------------------------------------------------------
3-Family              3       3,563,814        0.58       1,188,333   5.796     684     739
--------------------------------------------------------------------------------------------
Townhouse             4       1,537,000        0.25         384,250   4.928     641     735
--------------------------------------------------------------------------------------------
Cooperative           2         834,497        0.14         417,500   5.275     786     790
--------------------------------------------------------------------------------------------
4-Family              1         459,485        0.08         460,000   5.375     733     733
--------------------------------------------------------------------------------------------
Total:            1,221    $609,521,251      100.00%     $  499,971   5.115%    620     734
--------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
PUD Attach       810     63.21      77.00      80.00        359        1
-------------------------------------------------------------------------
2-Family         781     37.50      71.04      80.00        359        1
-------------------------------------------------------------------------
3-Family         766     76.27      78.67      80.00        359        1
-------------------------------------------------------------------------
Townhouse        789     42.43      69.12      90.53        359        1
-------------------------------------------------------------------------
Cooperative      794     45.45      64.47      80.00        359        1
-------------------------------------------------------------------------
4-Family         733     80.00      80.00      80.00        359        1
-------------------------------------------------------------------------
Total:           837     12.89%     71.99%     95.00%       359        1
-------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

----------------------------------------------------------------------------------------------
                    Number      Aggregate       Percent      Average
                      of         Current       of Loans     Original     W.A.     Min.    W.A.
                   Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO
Occupancy Status     Loans       Balance        Balance      Balance    Coupon   Score   Score
----------------------------------------------------------------------------------------------
Primary              1,096    $543,283,054       89.13%     $496,510    5.108%    620     732
----------------------------------------------------------------------------------------------
Secondary              101      55,948,222        9.18       554,413    5.109     636     753
----------------------------------------------------------------------------------------------
Investor                24      10,289,975        1.69       428,879    5.518     654     741
----------------------------------------------------------------------------------------------
Total:               1,221    $609,521,251      100.00%     $499,971    5.115%    620     734
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------
                                                              W.A.
                    Max.     Min.       W.A.       Max.     Remaining   W.A.
                    FICO   Original   Original   Original    Term to    Loan
Occupancy Status   Score      LTV        LTV        LTV      Maturity    Age
----------------------------------------------------------------------------
Primary             837     12.89%     72.18%     95.00%       359        1
----------------------------------------------------------------------------
Secondary           813     31.06      70.22      89.87        359        1
----------------------------------------------------------------------------
Investor            797     37.50      71.13      90.00        359        1
----------------------------------------------------------------------------
Total:              837     12.89%     71.99%     95.00%       359        1
----------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

--------------------------------------------------------------------------------------------------
                        Number      Aggregate       Percent      Average
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                  W.A.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                          of         Current       of Loans      Original    W.A.     Min.    W.A.
Geographic             Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO
Distribution             Loans       Balance        Balance      Balance    Coupon   Score   Score
--------------------------------------------------------------------------------------------------
California                 656    $342,503,538      56.19%       $522,285    5.135%   620     733
--------------------------------------------------------------------------------------------------
Florida                    100      45,293,908       7.43         453,418    5.139    621     744
--------------------------------------------------------------------------------------------------
Virginia                    67      29,389,129       4.82         438,738    5.005    641     731
--------------------------------------------------------------------------------------------------
Maryland                    48      21,678,581       3.56         451,873    5.085    621     722
--------------------------------------------------------------------------------------------------
Illinois                    31      17,005,318       2.79         552,150    5.174    624     730
--------------------------------------------------------------------------------------------------
Colorado                    28      14,947,679       2.45         534,038    5.196    632     744
--------------------------------------------------------------------------------------------------
District of Columbia        28      14,798,954       2.43         528,761    5.194    631     740
--------------------------------------------------------------------------------------------------
Washington                  26      12,093,601       1.98         479,527    5.052    633     722
--------------------------------------------------------------------------------------------------
North Carolina              21      10,475,930       1.72         499,115    5.056    666     744
--------------------------------------------------------------------------------------------------
Georgia                     19      10,391,533       1.70         547,061    4.917    626     750
--------------------------------------------------------------------------------------------------
South Carolina              22      10,186,925       1.67         463,124    5.021    630     747
--------------------------------------------------------------------------------------------------
Nevada                      23       9,877,516       1.62         429,549    5.305    624     730
--------------------------------------------------------------------------------------------------
Texas                       19       9,714,891       1.59         511,408    4.980    632     730
--------------------------------------------------------------------------------------------------
Arizona                     21       9,351,154       1.53         445,569    5.237    625     748
--------------------------------------------------------------------------------------------------
Massachusetts               19       8,895,975       1.46         469,276    5.078    624     725
--------------------------------------------------------------------------------------------------
New Jersey                  11       5,990,226       0.98         544,653    4.800    721     765
--------------------------------------------------------------------------------------------------
Missouri                     8       4,212,596       0.69         526,865    5.008    664     723
--------------------------------------------------------------------------------------------------
Michigan                    10       3,728,426       0.61         393,275    5.045    638     717
--------------------------------------------------------------------------------------------------
Wisconsin                    7       3,284,895       0.54         470,136    4.897    640     721
--------------------------------------------------------------------------------------------------
New York                     6       2,910,490       0.48         485,417    5.262    658     723
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                  W.A.
                        Max.     Min.       W.A.       Max.     Remaining   W.A.
Geographic              FICO   Original   Original   Original    Term to    Loan
Distribution           Score      LTV        LTV        LTV     Maturity     Age
--------------------------------------------------------------------------------
California              814      12.89%     70.58%     95.00%      359        1
--------------------------------------------------------------------------------
Florida                 837      16.46      71.61      95.00       359        1
--------------------------------------------------------------------------------
Virginia                810      54.12      77.01      95.00       359        1
--------------------------------------------------------------------------------
Maryland                798      42.54      74.04      90.00       359        1
--------------------------------------------------------------------------------
Illinois                805      30.36      75.10      90.00       359        1
--------------------------------------------------------------------------------
Colorado                813      33.83      68.34      80.00       359        1
--------------------------------------------------------------------------------
District of Columbia    799      37.14      75.01      95.00       359        1
--------------------------------------------------------------------------------
Washington              794      50.75      75.60      95.00       359        1
--------------------------------------------------------------------------------
North Carolina          799      49.15      72.13      80.00       349        1
--------------------------------------------------------------------------------
Georgia                 805      43.01      72.47      90.00       359        1
--------------------------------------------------------------------------------
South Carolina          798      31.06      73.13      80.00       359        1
--------------------------------------------------------------------------------
Nevada                  799      53.33      79.03      95.00       359        1
--------------------------------------------------------------------------------
Texas                   801      42.90      73.24      95.00       360        0
--------------------------------------------------------------------------------
Arizona                 807      42.09      74.40      95.00       359        1
--------------------------------------------------------------------------------
Massachusetts           813      53.05      74.45      90.00       359        1
--------------------------------------------------------------------------------
New Jersey              797      42.43      68.77      80.00       360        0
--------------------------------------------------------------------------------
Missouri                801      44.17      71.04      80.00       359        1
--------------------------------------------------------------------------------
Michigan                796      39.20      68.47      89.94       359        1
--------------------------------------------------------------------------------
Wisconsin               783      69.23      79.48      95.00       359        1
--------------------------------------------------------------------------------
New York                786      62.77      77.45      80.00       359        1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Other                       51      22,789,988       3.74         447,037    5.044    628     734
--------------------------------------------------------------------------------------------------
Total:                   1,221    $609,521,251     100.00%       $499,971    5.115%   620     734
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other                   809      38.60      75.08      90.53       359        1
--------------------------------------------------------------------------------
Total:                  837      12.89%     71.99%     95.00%      359        1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

--------------------------------------------------------------------------------------------------
                        Number      Aggregate       Percent      Average
                          of         Current       of Loans      Original    W.A.     Min.    W.A.
                       Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO
County Distribution      Loans       Balance        Balance      Balance    Coupon   Score   Score
--------------------------------------------------------------------------------------------------
Los Angeles, CA             97    $ 53,214,037        8.73%      $548,778    5.151%   625     733
----------- --------------------------------------------------------------------------------------
Orange, CA                  85      47,463,014        7.79        558,587    5.039    629     729
--------------------------------------------------------------------------------------------------
Santa Clara, CA             68      34,591,866        5.68        508,983    5.122    621     734
--------------------------------------------------------------------------------------------------
San Diego, CA               70      34,185,893        5.61        488,460    5.106    649     742
--------------------------------------------------------------------------------------------------
San Mateo, CA               56      30,604,727        5.02        546,694    5.106    622     737
--------------------------------------------------------------------------------------------------
Alameda, CA                 47      22,367,184        3.67        476,061    5.105    665     742
--------------------------------------------------------------------------------------------------
San Francisco, CA           27      16,206,929        2.66        600,580    5.257    642     755
--------------------------------------------------------------------------------------------------
Contra Costa, CA            31      16,151,956        2.65        521,247    5.216    623     723
--------------------------------------------------------------------------------------------------
Dist Of Columbia, DC        28      14,798,954        2.43        528,761    5.194    631     740
--------------------------------------------------------------------------------------------------
Cook, IL                    20      12,135,924        1.99        606,955    5.140    624     734
--------------------------------------------------------------------------------------------------
Other                      692     327,800,768       53.78        474,915    5.105    620     733
--------------------------------------------------------------------------------------------------
Total:                   1,221    $609,521,251      100.00%      $499,971    5.115%   620     734
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                  W.A.
                        Max.     Min.       W.A.       Max.     Remaining   W.A.
                        FICO   Original   Original   Original    Term to    Loan
County Distribution    Score      LTV        LTV        LTV      Maturity    Age
--------------------------------------------------------------------------------
Los Angeles, CA         807     12.89%      69.03%     80.00%      359       1
----------- ---------------------------------------------------------------------
Orange, CA              797     25.64       67.43      85.00       359       1
--------------------------------------------------------------------------------
Santa Clara, CA         808     15.68       69.47      82.88       359       1
--------------------------------------------------------------------------------
San Diego, CA           809     26.67       71.10      83.72       359       1
--------------------------------------------------------------------------------
San Mateo, CA           814     24.24       71.38      80.00       359       1
--------------------------------------------------------------------------------
Alameda, CA             813     45.25       75.39      80.00       359       1
--------------------------------------------------------------------------------
San Francisco, CA       809     44.19       71.51      80.00       359       1
--------------------------------------------------------------------------------
Contra Costa, CA        798     47.37       71.74      95.00       359       1
--------------------------------------------------------------------------------
Dist Of Columbia, DC    799     37.14       75.01      95.00       359       1
--------------------------------------------------------------------------------
Cook,IL                 805     30.36       73.88      80.00       359       1
--------------------------------------------------------------------------------
Other                   837     16.46       73.14      95.00       359       1
--------------------------------------------------------------------------------
Total:                  837     12.89%      71.99%     95.00%      359       1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

-------------------------------------------------------------------------------------------
                 Number      Aggregate       Percent      Average
                   of         Current       of Loans      Original    W.A.     Min.    W.A.
                Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO
Original LTV      Loans       Balance        Balance      Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------------
10.01 - 15.00         1    $    428,500        0.07%      $428,500    5.375%   747      747
-------------------------------------------------------------------------------------------
15.01 - 20.00         2       1,484,295        0.24        743,000    5.252    727      728
-------------------------------------------------------------------------------------------
20.01 - 25.00         4       2,355,016        0.39        590,352    4.980    731      780
-------------------------------------------------------------------------------------------
25.01 - 30.00         5       2,510,369        0.41        502,200    5.264    690      714
-------------------------------------------------------------------------------------------
30.01 - 35.00         7       3,001,455        0.49        428,905    5.214    702      766
-------------------------------------------------------------------------------------------
35.01 - 40.00        16       8,876,515        1.46        554,971    5.190    635      735
-------------------------------------------------------------------------------------------
40.01 - 45.00        21       9,913,246        1.63        472,530    5.114    651      736
-------------------------------------------------------------------------------------------
45.01 - 50.00        33      17,882,846        2.93        542,189    4.994    641      754
-------------------------------------------------------------------------------------------
50.01 - 55.00        37      22,454,480        3.68        607,028    5.144    633      747
-------------------------------------------------------------------------------------------
55.01 - 60.00        51      25,348,643        4.16        497,173    5.114    624      733
-------------------------------------------------------------------------------------------
60.01 - 65.00        65      39,238,310        6.44        603,820    5.228    627      730
-------------------------------------------------------------------------------------------
65.01 - 70.00       113      62,498,215       10.25        555,023    5.104    621      728
-------------------------------------------------------------------------------------------
70.01 - 75.00       145      72,130,393       11.83        497,816    5.154    620      731
-------------------------------------------------------------------------------------------
75.01 - 80.00       679     325,996,731       53.48        480,858    5.092    624      736
-------------------------------------------------------------------------------------------
80.01 - 85.00         5       2,429,300        0.40        485,910    4.990    631      731
-------------------------------------------------------------------------------------------
85.01 - 90.00        22       8,513,600        1.40        391,927    5.210    626      697
-------------------------------------------------------------------------------------------
90.01 - 95.00        15       4,459,336        0.73        297,346    5.235    621      669
-------------------------------------------------------------------------------------------
Total:            1,221    $609,521,251      100.00%      $499,971    5.115%   620      734
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                            W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Original LTV    Score      LTV        LTV        LTV     Maturity     Age
-------------------------------------------------------------------------
10.01 - 15.00    747      12.89%     12.89%     12.89%      359       1
-------------------------------------------------------------------------
15.01 - 20.00    728      15.68      16.20      16.46       359       1
-------------------------------------------------------------------------
20.01 - 25.00    798      21.10      23.28      24.24       359       1
-------------------------------------------------------------------------
25.01 - 30.00    741      25.64      26.64      27.27       359       1
-------------------------------------------------------------------------
30.01 - 35.00    800      30.36      32.61      34.20       360       0
-------------------------------------------------------------------------
35.01 - 40.00    787      35.66      37.29      39.20       359       1
-------------------------------------------------------------------------
40.01 - 45.00    796      40.20      42.48      44.76       359       1
-------------------------------------------------------------------------
45.01 - 50.00    808      45.06      47.82      50.00       353       1
-------------------------------------------------------------------------
50.01 - 55.00    837      50.46      53.10      55.00       359       1
-------------------------------------------------------------------------
55.01 - 60.00    805      55.14      58.03      60.00       359       1
-------------------------------------------------------------------------
60.01 - 65.00    799      60.04      63.20      65.00       359       1
-------------------------------------------------------------------------
65.01 - 70.00    813      65.17      68.04      70.00       359       1
-------------------------------------------------------------------------
70.01 - 75.00    816      70.15      73.41      75.00       359       1
-------------------------------------------------------------------------
75.01 - 80.00    815      75.05      79.58      80.00       359       1
-------------------------------------------------------------------------
80.01 - 85.00    768      82.88      84.13      85.00       359       1
-------------------------------------------------------------------------
85.01 - 90.00    799      86.54      89.62      90.00       359       1
-------------------------------------------------------------------------
90.01 - 95.00    791      90.53      94.38      95.00       359       1
-------------------------------------------------------------------------
Total:           837      12.89%     71.99%     95.00%      359       1
-------------------------------------------------------------------------

W.A.: 71.99%
Lowest: 12.89%
Highest: 95.00%

--------------------------------------------------------------------------------

11. Original Term

-------------------------------------------------------------------------------------------
                 Number      Aggregate       Percent      Average
                   of         Current       of Loans      Original    W.A.     Min.    W.A.
                Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO
Original Term     Loans       Balance        Balance      Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------------
180                   1    $    577,853        0.09%      $580,000    5.125%   740     740
-------------------------------------------------------------------------------------------
360               1,220     608,943,399       99.91        499,905    5.115    620     734
-------------------------------------------------------------------------------------------
Total:            1,221    $609,521,251      100.00%      $499,971    5.115%   620     734
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                            W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Original Term   Score      LTV        LTV       LTV       Maturity    Age
-------------------------------------------------------------------------
180              740     49.15%     49.15%     49.15%       179        1
-------------------------------------------------------------------------
360              837     12.89      72.01      95.00        359        1
-------------------------------------------------------------------------
Total:           837     12.89%     71.99%     95.00%       359        1
-------------------------------------------------------------------------

W.A.: 359.8 months
Lowest: 180 months
Highest: 360 months

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Banc of America Securities LLC

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